UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

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Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund feature management by Santa Barbara Asset Management, (Santa Barbara) while the Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Asset Management, Inc. (Rittenhouse). Santa Barbara and Rittenhouse are both affiliates of Nuveen Investments, Inc. We recently spoke with James Boothe, CFA, portfolio manager for the Nuveen Santa Barbara Dividend Growth Fund; Michael Mayfield, co-portfolio manager for the Nuveen Santa Barbara Growth Fund; George Tharakan, CFA, portfolio manager of the Nuveen Santa Barbara Growth Opportunities Fund and Nancy Crouse, CFA, co-portfolio manager with James Jolinger, Daniel Roarty, CFA and Robert Norton of the Nuveen Rittenhouse Growth Fund, about the key investment strategies and performance of the Funds for the twelve-month period ended July 31, 2008.

What were the general market conditions during the reporting period?

Equity market conditions during the last months of the reporting period can best be described as bearish. The decline in the equity market was precipitated by the deflation of U.S. housing values after prices had been driven up by relatively easy access to affordable and unrestricted credit. The degree to which declining home prices were to disrupt the repayment of the underlying mortgages began to become apparent in July 2007 with the revelation from Countrywide Financial that potential mortgage losses, beyond those in their sub-prime portfolio, were increasing dramatically. The negative impact of increasing residential loan losses was exacerbated by the widespread use of these mortgage loans in the creation of structured investments held by a wide range of investors globally. The high level of leverage across the financial system combined with an inability to accurately value securities containing layers of re-packaged loans resulted in a cascade of forced selling. The process of unwinding leverage, raising capital and selling off or marking down asset values took on a momentum of its own. This led to weak consumer spending and restrictive credit standards. Additionally, rising commodity prices driven by the industrialization and urbanization of emerging Asian economies caused further economic stress. Equity and bond investors reacted by increasing the premiums required to assume risk, reducing expectations for corporate earnings and adjusting lower the level of valuations to compensate for higher inflation.

How did the Funds perform during the period ended July 31, 2008?

The table on page three provides performance information for the four Funds (Class A shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended July 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Funds’ relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

Class A shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund outperformed both of its comparative indexes for the twelve month period ended July 31, 2008. The Fund’s sector weightings and security selection were the primary drivers of performance during the period. For example, our relative overweight of utilities and underweight of consumer discretionary sectors were key factors that added to performance. Our security selection in financials and information technology also contributed to performance.

We maintained our core strategy during the reporting period, which is focusing on owning

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 7/31/08

	Average Annual
	1-Year	5-Year	10-Year	Since Inception*
Nuveen Santa Barbara Dividend Growth Fund A Shares at NAV	-1.77%	NA	NA	7.94%
A Shares at Offer	-7.42%	NA	NA	5.24%
Lipper Equity Income Funds Index[1]	-13.21%	NA	NA	1.35%
S&P 500 Index[2]	-11.09%	NA	NA	2.54%

Nuveen Santa Barbara Growth Fund A Shares at NAV	-4.46%	NA	NA	0.30%
A Shares at Offer	-9.97%	NA	NA	-2.20%
Lipper Multi-Cap Core Funds Index[3]	-11.11%	NA	NA	2.07%
Russell 1000 Growth Index[4]	-6.29%	NA	NA	6.13%

Nuveen Santa Barbara Growth Opportunities Fund A Shares at NAV	-13.07%	NA	NA	-0.67%
A Shares at Offer	-18.06%	NA	NA	-3.15%
Lipper Mid-Cap Core Funds Index[5]	-8.83%	NA	NA	3.39%
Russell 2500 Growth Index[6]	-8.42%	NA	NA	-0.58%

	Average Annual
	1-Year	5-Year	10-Year	Since Inception*
Nuveen Rittenhouse Growth Fund A Shares at NAV	-7.08%	3.66%	-0.22%	1.01%
A Shares at Offer	-12.44%	2.44%	-0.81%	0.45%
Lipper Large-Cap Growth Funds Index[7]	-4.89%	6.20%	0.43%	2.18%
Russell 1000 Growth Index[4]	-6.29%	6.39%	0.83%	2.50%
Russell Top 200 Growth Index[8]	-5.55%	5.10%	-0.37%	1.66%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

*	Since inception returns for the Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund are as of 3/28/2006 and for the Nuveen Rittenhouse Growth Fund are as of 12/31/1997.

1	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

companies that are growing their dividends. This theme worked particularly well for our financial holdings, which held up well in a period where many financial stocks sustained declines. We also found information technology stock opportunities that had good dividend growth prospects, but more importantly were less volatile than the market. Our core positions in utilities and consumer staples sectors were favored during an environment of sluggish economic growth. We remained cautious on consumer discretionary stocks as the consumer was being stretched with rising debt loads, falling home equity, and rising gasoline prices.

Hudson City Bancorp was one of the top performing stocks during the period because its credit quality held up well during the financial turmoil. Abbot Laboratories also did well as they received FDA approval for a stent in the U.S. market and the company’s diverse product lines were performing well. Qualcomm, a purchase made during the reporting period, was a major contributor to performance as they settled an ongoing legal battle with Nokia which lifted a major uncertainty surrounding the company. We still own all three stocks.

Washington Mutual and Citicorp were detractors from performance. We sold both, anticipating a dividend cut which did occur, and our sales of both mitigated our losses. General Electric posted disappointing earnings and we decided to sell it as we were not convinced a turnaround was imminent in their industrial divisions.

Nuveen Santa Barbara Growth Fund

The Nuveen Santa Barbara Growth Fund (Class A shares at net asset value) outperformed both of its comparative indexes during the twelve-month reporting period ending July 31, 2008. In general, the Fund benefited from overall market volatility. As investor sentiment shifted, high-quality growth companies fared better on a relative basis. From a sector standpoint, our recent inclusion of materials stocks was beneficial to the overall portfolio. Additionally, the overweight position in industrials was accentuated by strong stock selection. Finally, the Fund’s exposure to harder hit sectors such as financials and consumer discretionary was minimized during the period.

Overall, the portfolio has been tilting away from “consumer” driven companies. It is our opinion that the U.S. consumer will need to moderate spending. As a direct result of this thesis, we have been broadening out the Fund to include multi-national companies which derive growth from multiple economies around the world. Procter and Gamble, Schlumberger Ltd., Bunge Ltd., and Nike are some recent purchases which all derive over 50% of their revenues from outside the U.S. Finally, we also have sought out companies that have strong pricing power, such as U.S. Steel, Praxair, and Burlington Northern. Each of these companies have been increasing prices to their respective clients.

The Fund maintained a significant exposure in the industrials, information technology and health care sectors, and we continued to monitor our remaining financial names and reduced our exposure to this sector. Varian Medical Systems has been a strong contributor to the portfolio during the past year. The company makes advanced cancer treatment and x-ray systems. During the 2006-2007 timeframe, Varian had faced delayed commitment for new equipment purchases, causing its shares to under-perform the broad market. This past year, the company has seen several large orders for new systems, thereby alleviating concerns about product development. In addition, U.S. Steel was a strong performer because of the pricing dynamics they are currently facing. Given that global demand was strong, supply for finished steel products remained tight. Additionally, a couple of larger emerging market economies implemented export tariffs on domestically produced steel, thereby removing those supplies from the world market. Finally, due to energy prices, increased shipping costs hindered foreign steel producers from sending product to the U.S. thereby leaving U.S. Steel with a very captive end user market.

The Fund’s biggest detractors were Chicos FAS and Legg Mason. Chicos, a retailer of women’s fashion,

Annual Report    Page 4

was an early casualty in the declining spending by U.S. consumers. The company issued several disappointing earnings outlooks and offered a pessimistic outlook. The Fund had originally purchased the company’s shares based on the consistent nature of its earnings. Ultimately, we sold Chicos from the portfolio in the fourth quarter of 2007. Another detractor from the portfolio’s performance was Legg Mason. Initially we purchased Legg Mason because of its diversified asset management business. The company had products in each major asset class. As the credit crisis began to gain momentum, Legg Mason started to see several asset classes falter. Their fixed income group, Western Asset Management, had significant exposure to asset-backed securities, commercial mortgage-backed securities and structured investment vehicle backed commercial paper within their strategies and money markets. Additionally, renowned equity manager, Bill Miller, faced increased performance challenges as he too became mired in financial names. Ultimately, we sold Legg Mason from the portfolio in the beginning of the second quarter of 2008.

Nuveen Santa Barbara Growth Opportunities Fund

Class A shares at net asset value for the Nuveen Santa Barbara Growth Opportunities Fund underperformed both of its comparative indexes for the twelve month period ended July 31, 2008. The Fund’s absolute performance was hurt by its relative overweight position in the consumer discretionary sector, as investors moved away from these stocks due to the anticipated slowdown in consumer spending. The Fund’s underperformance during the period also was partially due to its relative underweight position in the volatile energy and utility sectors, which experienced erratic return patterns and steep valuations. Additionally, poor returns from the financial sector also contributed to negative performance, as financial stocks reacted to the ongoing economic crisis.

The Fund benefited from our stock selection in the industrials sector and our overweight position in the materials sector, as global demand for natural resources remains strong. Additionally, our stock selection in the consumer staples sector was a positive during the period.

The Fund maintained significant exposure in the consumer discretionary and information technology sectors, and maintained underweight positions in industrials and health care sectors. However, due to the looming economic slowdown in the U.S., we re-weighted sector allocations and altered specific stock selections and by the end of the period had one of the smallest allocations to the consumer discretionary sector since the inception of the Fund. We increased our weighting in the materials and industrial sectors to benefit from the strong demand for natural resources, while we continued to maintain an underweight position in the energy and utility sectors. Furthermore, we remained highly selective with investments in the financial sector given the ongoing U.S. economic concerns.

The best performing stocks during the period were Kansas City Southern, CF Industries Holdings, Inc., QLogic and Express Scripts. We are positive on Kansas City Southern due to its ongoing pricing power and leverage to non-economically sensitive goods. CF Industries has significant exposure to the nitrogen and phosphate fertilizer markets, which coupled with our outlook for increased grain prices, should lead to sustained strong fertilizer demand. QLogic should benefit from greater growth in its markets and more rapid transition to higher speed products. Express Scripts benefited from continued strong demand for its prescription services, resulting in continued revenue and earnings growth.

The worst performing stocks during the reporting period were Infogroup Inc., Corporate Executive Board, and GFI Group. Infogroup Inc. shares declined due to slowdowns in the marketing services environment, which was negatively impacted by the weakening U.S. economy. We continue to own shares of Infogroup Inc., which has recently been experiencing improved results and has replaced top management at the company. Corporate Executive Board was negatively

Annual Report    Page 5

impacted by decelerating contract values and the slowing U.S. economy. We sold our position in shares of Corporate Executive Board based on these deteriorating fundamentals. GFI Group shares were negatively impacted by reduced trading revenues due to the increased uncertainty in the credit markets. We continue to own shares of GFI Group given our outlook for better comparables going forward and solid fundamental performance from other asset classes.

Nuveen Rittenhouse Growth Fund

The Nuveen Rittenhouse Growth Fund (Class A shares at net asset value) underperformed its comparative indexes during the twelve-month reporting period ending July 31, 2008. Overall, stock selection in the technology, health care, consumer discretionary and energy sectors contributed to performance as compared to the Russell Growth indices. However, our holdings in the financial and industrial sectors detracted from performance. In addition, our sector exposures, which are driven by our bottom-up stock selection process, had a negative impact on performance, resulting from having less exposure to the energy and materials sectors and modestly higher exposure to the financial sector.

With the consumer discretionary sector facing many headwinds as consumers were forced to rein in spending, we continued to focus on retailers which have proven execution success and strategies which enable them to gain market share. Examples include Staples and Kohl’s. Health care and technology holdings contributed positively to the Fund’s performance during the reporting period. Our health care selections performed well as investors positively reassessed the potential sales growth and profitability for companies such as Celgene and Gilead Sciences, Inc. In both cases, our assessment of the market dynamics and market share potential for their products were more positive and accurate than what others had forecasted. Baxter International continued to exhibit strong fundamentals, the result of successful efforts to improve product and business mix by the current management team and to fund research and development with the incremental cash flow generated through organic growth and efficiencies. Baxter’s bioscience segment continued to generate strong growth with potential pipeline compounds for pandemic flu and enhanced drug delivery still in the research phase. In technology, Qualcomm and Nokia were two outstanding holdings during the period. Qualcomm is the major source for software for increasingly sophisticated cell phone applications and benefits therefore from the rising adoption rate of smart phones in addition to core mobile handset growth globally. With Nokia, we were able to capitalize on excessive investor pessimism surrounding their ability to innovate and capture share in the handset market.

Stocks which detracted from performance included Lehman Brothers. Lehman was affected by the turmoil in the real estate market through their holdings in securities such as residential mortgage backed securities (RMBS). These holdings had to be written down in the mark-to-market process as mortgage loan losses and widespread liquidation by financial institutions as they remediated their balance sheets and depressed their value. The position was sold due to the risk that the extended deterioration in housing and other real estate markets globally would have a greater impact on book value and capital needs than previously anticipated. While it seemed that the financial system had been stabilized through the actions of the Fed and the Treasury over the last several months, the size and exposures of the balance sheets of Fannie Mae and Freddie Mac resulted in further mortgage market instability in July 2008. General Electric also detracted from performance during the period as its strength in the infrastructure businesses was discounted by investors concerned about the impact on the half of the company that is exposed to the financial industry. While the GE Credit segment resulted in a modest reduction in expected earnings, the negative adjustment to sentiment and valuation were more extreme.

Annual Report    Page 6

Nuveen Santa Barbara Dividend Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen Santa Barbara Growth Opportunities Fund

Growth of an Assumed $10,000 Investment

Nuveen Rittenhouse Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 7/31/08 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSBAX	NSBBX	NSBCX	NSBRX
NAV	$22.82	$22.81	$22.80	$22.83
Latest Capital Gain Distribution[2]	$0.0685	$0.0685	$0.0685	$0.0685
Latest Ordinary Income Distribution[3]	$0.1835	$0.1373	$0.1373	$0.1989
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares		NAV	Offer
1-Year		-1.77%	-7.42%
Since Inception		7.94%	5.24%

B Shares		w/o CDSC	w/CDSC
1-Year		-2.51%	-6.35%
Since Inception		7.15%	5.58%

C Shares		NAV
1-Year		-2.51%
Since Inception		7.13%

I Shares		NAV
1-Year		-1.52%
Since Inception		8.21%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.61%	1.10%	7/31/07
Class B	5.78%	1.85%	7/31/07
Class C	5.34%	1.85%	7/31/07
Class I	4.14%	0.85%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-4.58%	-10.06%
Since Inception	8.22%	5.42%

B Shares	w/o CDSC	w/CDSC
1-Year	-5.22%	-8.95%
Since Inception	7.45%	5.82%

C Shares	NAV
1-Year	-5.26%
Since Inception	7.43%

I Shares	NAV
1-Year	-4.34%
Since Inception	8.49%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$18,384
Number of Common Stocks	35

Top Five Common Stock Holdings[4]
QUALCOMM Inc.	3.4%
PNC Financial Services Group, Inc.	3.3%
U.S. Bancorp	3.2%
Becton, Dickinson & Company	3.2%
Abbott Laboratories	3.1%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on July 1, 2008, if any.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 9

Fund Spotlight as of 7/31/08 Nuveen Santa Barbara Dividend Growth Fund

Industries[1]
Commercial Banks	9.3%
Oil, Gas & Consumable Fuels	7.3%
Electric Utilities	7.3%
Communications Equipment	6.5%
Pharmaceuticals	6.0%
Tobacco	5.5%
Thrifts & Mortgage Finance	5.4%
Diversified Telecommunication Services	5.4%
Insurance	5.3%
Health Care Equipment & Supplies	3.2%
Construction Materials	3.1%
Hotels, Restaurants & Leisure	3.0%
Semiconductors & Equipment	3.0%
IT Services	2.9%
Aerospace & Defense	2.9%
Beverages	2.9%
Commercial Services & Supplies	2.8%
Electrical Equipment	2.7%
Short-Term Investments	2.8%
Other	12.7%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$949.30	$945.60	$945.60	$950.50	$1,018.60	$1,014.62	$1,014.67	$1,019.89
Expenses Incurred During Period	$6.11	$9.97	$9.92	$4.85	$6.32	$10.32	$10.27	$5.02

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.06%, 2.05% and 1.00% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 7/31/08 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSAGX	NSGBX	NSRCX	NSRGX
NAV	$20.09	$19.75	$19.74	$20.19
Latest Capital Gain Distribution[2]	$0.0021	$0.0021	$0.0021	$0.0021
Latest Ordinary Income Distribution[3]	$0.0494	$0.0494	$0.0494	$0.0494
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares		NAV	Offer
1-Year		-4.46%	-9.97%
Since Inception		0.30%	-2.20%

B Shares		w/o CDSC	w/CDSC
1-Year		-5.17%	-8.96%
Since Inception		-0.43%	-2.14%

C Shares		NAV
1-Year		-5.18%
Since Inception		-0.45%

I Shares		NAV
1-Year		-4.21%
Since Inception		0.56%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.48%	1.15%	7/31/07
Class B	4.90%	1.89%	7/31/07
Class C	4.15%	1.91%	7/31/07
Class I	3.79%	0.89%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-5.87%	-11.29%
Since Inception	0.75%	-1.86%

B Shares	w/o CDSC	w/CDSC
1-Year	-6.54%	-10.27%
Since Inception	0.02%	-1.76%

C Shares	NAV
1-Year	-6.58%
Since Inception	—%

I Shares	NAV
1-Year	-5.67%
Since Inception	1.00%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$30,907
Number of Common Stocks	41

Top Five Common Stock Holdings[4]
QUALCOMM Inc.	3.2%
Schlumberger Limited	2.9%
United States Steel Corporation	2.8%
Raytheon Company	2.8%
Burlington Northern Santa Fe Corporation	2.7%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 11

Fund Spotlight as of 7/31/08 Nuveen Santa Barbara Growth Fund

Industries[1]
Health Care Equipment & Supplies	12.1%
Machinery	5.7%
IT Services	5.0%
Insurance	4.6%
Health Care Providers & Services	4.3%
Aerospace & Defense	4.3%
Road & Rail	4.2%
Diversified Financial Services	3.4%
Media	3.4%
Communication Equipment	3.2%
Energy Equipment & Services	2.9%
Metals & Mining	2.8%
Chemicals	2.6%
Oil, Gas & Consumable Fuels	2.6%
Construction & Engineering	2.5%
Biotechnology	2.5%
Commercial Services & Supplies	2.4%
Office Electronics	2.2%
Textiles, Apparel & Luxury Goods	2.1%
Short-Term Investments	13.1%
Other	14.1%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$989.70	$986.00	$986.00	$991.20	$1,018.05	$1,014.12	$1,014.12	$1,019.29
Expenses Incurred During Period	$6.78	$10.67	$10.67	$5.54	$6.87	$10.82	$10.82	$5.62

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.16%, 2.16% and 1.12% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 7/31/08 Nuveen Santa Barbara Growth Opportunities Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSOAX	NSOBX	NSOCX	NSORX
NAV	$17.94	$17.61	$17.60	$18.00
Latest Capital Gain Distribution[2]	$0.6530	$0.6530	$0.6530	$0.6530
Latest Ordinary Income Distribution[3]	$0.9303	$0.9303	$0.9303	$0.9509
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares		NAV	Offer
1-Year		-13.07%	-18.06%
Since Inception		-0.67%	-3.15%

B Shares		w/o CDSC	w/CDSC
1-Year		-13.72%	-16.91%
Since Inception		-1.40%	-2.95%

C Shares		NAV
1-Year		-13.77%
Since Inception		-1.43%

I Shares		NAV
1-Year		-12.90%
Since Inception		-0.44%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	6.34%	1.30%	7/31/07
Class B	7.08%	2.05%	7/31/07
Class C	7.08%	2.05%	7/31/07
Class I	6.09%	1.04%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-18.85%	-23.51%
Since Inception	-1.73%	-4.27%

B Shares	w/o CDSC	w/CDSC
1-Year	-19.44%	-22.42%
Since Inception	-2.45%	-4.04%

C Shares	NAV
1-Year	-19.44%
Since Inception	-2.45%

I Shares	NAV
1-Year	-18.65%
Since Inception	-1.49%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$1,282
Number of Common Stocks	43

Top Five Common Stock Holdings[4]
Kansas City Southern Industries	5.1%
CF Industries Holdings, Inc.	4.1%
Embarq Corporation	3.5%
Shaw Group Inc.	3.4%
Kirby Corporation	3.2%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 13

Fund Spotlight as of 7/31/08 Nuveen Santa Barbara Growth Opportunities Fund

Industries[1]
Chemicals	15.0%
Computers & Peripherals	7.4%
Construction & Engineering	6.5%
Semiconductors & Equipment	6.2%
Energy Equipment & Services	5.9%
Road & Rail	5.1%
Health Care Providers & Services	5.0%
Pharmaceuticals	4.9%
Food Products	4.4%
Capital Markets	4.0%
IT Services	3.7%
Diversified Telecommunicatons Services	3.5%
Marine	3.2%
Industrial Conglomerates	2.6%
Aerospace & Defense	2.5%
Interenet Software & Services	2.5%
Auto Components	2.5%
Commercial Services & Supplies	2.4%
Other	12.7%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$964.50	$961.20	$960.70	$965.70	$1,018.10	$1,014.37	$1,014.42	$1,019.49
Expenses Incurred During Period	$6.64	$10.29	$10.24	$5.28	$6.82	$10.57	$10.52	$5.42

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.36%, 2.11%, 2.10% and 1.08% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 14

Fund Spotlight as of 7/31/08 Nuveen Rittenhouse Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NRGAX	NRGBX	NRGCX	NRGRX
NAV	$22.18	$20.48	$20.50	$22.76
Inception Date	12/31/97	12/31/97	12/31/97	12/31/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares		NAV	Offer
1-Year		-7.08%	-12.44%
5-Year		3.66%	2.44%
10-Year		-0.22%	-0.81%

B Shares		w/o CDSC	w/CDSC
1-Year		-7.79%	-11.48%
5-Year		2.87%	2.69%
10-Year		-0.82%	-0.82%

C Shares		NAV
1-Year		-7.78%
5-Year		2.88%
10-Year		-0.97%

I Shares		NAV
1-Year		-6.87%
5-Year		3.91%
10-Year		0.02%
Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.50%	1.45%	7/31/07
Class B	2.26%	2.20%	7/31/07
Class C	2.26%	2.21%	7/31/07
Class I	1.25%	1.20%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2008. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and the total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-10.04%	-15.22%
5-Year	3.99%	2.77%
10-Year	-0.52%	-1.11%

B Shares	w/o CDSC	w/CDSC
1-Year	-10.70%	-14.27%
5-Year	3.20%	3.03%
10-Year	-1.11%	-1.11%

C Shares	NAV
1-Year	-10.73%
5-Year	3.20%
10-Year	-1.26%

I Shares	NAV
1-Year	-9.81%
5-Year	4.24%
10-Year	-0.28%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$92,196
Number of Common Stocks	48

Top Five Common Stock Holdings[2]
Microsoft Corporation	4.6%
QUALCOMM Inc.	3.7%
International Business Machines Corporation (IBM)	3.6%
Cisco Systems, Inc.	3.5%
General Electric Company	3.4%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 15

Fund Spotlight as of 7/31/08 Nuveen Rittenhouse Growth Fund

Industries[1]
Software	10.2%
Communications Equipment	9.3%
Energy Equipment & Services	5.8%
Biotechnology	5.3%
Media	4.9%
Pharmaceuticals	4.8%
Computers & Peripherals	4.6%
Semiconductors & Equipment	4.5%
Industrial Conglomerates	4.5%
Capital Markets	3.5%
Machinery	3.3%
Textiles, Apparel & Luxury Goods	3.2%
Household Products	3.1%
Health Care Equipment & Supplies	3.1%
Food Products	2.8%
Personal Products	2.4%
Beverages	2.3%
Food & Staples Retailing	2.3%
Oil, Gas & Consumable Fuels	2.3%
Short-Term Investments	4.0%
Other	13.8%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$969.00	$965.10	$965.60	$970.20	$1,017.60	$1,013.87	$1,013.87	$1,018.85
Expenses Incurred During Period	$7.15	$10.80	$10.80	$5.93	$7.32	$11.07	$11.07	$6.07

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.21%, 2.21%, and 1.21% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 16

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 95.9%

	Aerospace & Defense – 2.9%

9,305	Raytheon Company	$529,734
	Beverages – 2.8%

10,070	Coca-Cola Company	518,605
	Commercial Banks – 9.2%

9,600	Cullen/Frost Bankers, Inc.	506,304

8,470	PNC Financial Services Group, Inc.	603,826

19,000	U.S. Bancorp	581,590
	Total Commercial Banks	1,691,720

	Commercial Services & Supplies – 2.7%

14,050	Waste Management, Inc.	499,337
	Communications Equipment – 6.4%

20,505	Nokia Oyj, Sponsored ADR	560,197

11,055	QUALCOMM Inc.	611,782
	Total Communications Equipment	1,171,979

	Construction Materials – 3.0%

8,695	Vulcan Materials Company	558,132
	Diversified Telecommunication Services – 5.3%

16,200	AT&T Inc.	499,122

6,195	Telefonica SA	482,157
	Total Diversified Telecommunication Services	981,279

	Electric Utilities – 7.2%

5,470	Exelon Corporation	430,051

7,405	FPL Group, Inc.	477,845

8,865	PPL Corporation	416,300
	Total Electric Utilities	1,324,196

	Electrical Equipment – 2.7%

10,225	Emerson Electric Co.	497,958
	Gas Utilities – 2.4%

8,085	Equitable Resources Inc.	422,441
	Health Care Equipment & Supplies – 3.2%

6,840	Becton, Dickinson and Company	580,784
	Hotels, Restaurants & Leisure – 3.0%

15,280	YUM! Brands, Inc.	547,330
	Household Products – 2.6%

7,430	Procter & Gamble Company	486,516
	Insurance – 5.2%

35,388	Fidelity National Title Group Inc., Class A	472,784

13,090	Manulife Financial Corporation	482,105
	Total Insurance	954,889

	IT Services – 2.9%

16,240	Paychex, Inc.	534,621

17

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Machinery – 2.5%

10,892	PACCAR Inc.	$458,118
	Media – 2.6%

37,925	Pearson Public Limited Company	486,199
	Metals & Mining – 2.5%

16,515	Southern Copper Corporation	458,787
	Oil, Gas & Consumable Fuels – 7.2%

5,320	Chevron Corporation	449,859

5,500	EnCana Corporation	397,045

6,760	Royal Dutch Shell PLC, Class A	478,540
	Total Oil, Gas & Consumable Fuels	1,325,444

	Pharmaceuticals – 5.9%

10,115	Abbott Laboratories	569,879

10,850	Eli Lilly and Company	511,144
	Total Pharmaceuticals	1,081,023

	Semiconductors & Equipment – 2.9%

16,910	Microchip Technology Incorporated	539,936
	Thrifts & Mortgage Finance – 5.4%

31,170	Hudson City Bancorp, Inc.	569,164

24,985	New York Community Bancorp, Inc.	415,251
	Total Thrifts & Mortgage Finance	984,415

	Tobacco – 5.4%

7,680	Lorillard Inc.	515,405

9,385	Philip Morris International, (2)	484,735
	Total Tobacco	1,000,140

	Total Common Stocks (cost $18,321,456)	17,633,583

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.8%

$516	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $515,727, collateralized by $505,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $527,725	1.840%	8/01/08	$515,701
	Total Short-Term Investments (cost $515,701)			515,701

	Total Investments (cost $18,837,157) – 98.7%			18,149,284

	Other Assets Less Liabilities – 1.3%			235,199

	Net Assets – 100%			$18,384,483

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18

Portfolio of Investments

Nuveen Santa Barbara Growth Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 89.7%

	Aerospace & Defense – 4.5%

15,425	Raytheon Company	$878,145

7,840	United Technologies Corporation	501,603
	Total Aerospace & Defense	1,379,748

	Air Freight & Logistics – 1.3%

11,800	Expeditors International of Washington Inc.	419,018
	Biotechnology – 2.5%

14,580	Gilead Sciences, Inc., (2)	787,028
	Chemicals – 2.7%

9,000	Praxair, Inc.	843,570
	Commercial Services & Supplies – 2.4%

21,225	Waste Management, Inc.	754,337
	Communication Equipment – 3.4%

18,715	QUALCOMM Inc.	1,035,688
	Construction & Engineering – 2.6%

10,490	Jacobs Engineering Group Inc., (2)	811,297
	Diversified Financial Services – 3.5%

735	CME Group, Inc.	264,696

29,470	Western Union Company	814,551
	Total Diversified Financial Services	1,079,247

	Electrical Equipment – 1.9%

12,000	Emerson Electric Co.	584,400
	Energy Equipment & Services – 3.0%

9,075	Schlumberger Limited	922,020
	Food Products – 2.0%

6,325	Bunge Limited, (2)	625,669
	Health Care Equipment & Supplies – 12.5%

4,455	Alcon Inc.	768,176

6,200	Becton, Dickinson and Company	526,442

6,825	C. R. Bard, Inc.	633,633

13,815	Patterson Companies Inc., (2)	431,442

10,450	Stryker Corporation	670,786

13,845	Varian Medical Systems, Inc., (2)	830,700
	Total Health Care Equipment & Supplies	3,861,179

	Health Care Providers & Services – 4.5%
8,030	Express Scripts, Inc., (2)	566,436

15,365	Quest Diagnostics Incorporated	816,803
	Total Health Care Providers & Services	1,383,239

	Household Durables – 2.1%

14,300	Stanley Works	636,064
	Household Products – 1.9%

9,050	Procter & Gamble Company	592,594

19

Portfolio of Investments

Nuveen Santa Barbara Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Insurance – 4.8%

13,440	AFLAC Incorporated	$747,398

12,200	Assurant Inc.	733,464
	Total Insurance	1,480,862

	IT Services – 5.2%

19,860	Accenture Limited	829,354

15,950	Affiliated Computer Services Inc., (2)	768,790
	Total IT Services	1,598,144

	Machinery – 5.9%

9,430	Illinois Tool Works Inc.	441,796

10,980	ITT Industries Inc.	735,221

10,570	Parker Hannifin Corporation	651,958
	Total Machinery	1,828,975

	Media – 3.5%

10,220	McGraw-Hill Companies, Inc.	415,647

15,530	Omnicom Group Inc.	662,976
	Total Media	1,078,623

	Metals & Mining – 2.9%

5,515	United States Steel Corporation	884,385
	Office Electronics – 2.2%

50,315	Xerox Corporation	686,297
	Oil, Gas & Consumable Fuels – 2.7%

17,483	XTO Energy, Inc.	825,722
	Pharmaceuticals – 1.5%

8,855	Allergan, Inc.	459,840
	Road & Rail – 4.3%

8,365	Burlington Northern Santa Fe Corporation	871,047

6,400	Norfolk Southern Corporation	460,288
	Total Road & Rail	1,331,335

	Semiconductors & Equipment – 1.9%

26,290	Intel Corporation	583,375
	Software – 1.9%

20,990	Intuit Inc., (2)	573,657
	Textiles, Apparel & Luxury Goods – 2.1%

11,315	Nike, Inc., Class B	663,963
	Total Common Stocks (cost $26,991,453)	27,710,276

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 13.5%

$4,187	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $4,186,784, collateralized by $3,575,000 U.S. Treasury Bonds, 6.000%, due 2/15/26, value $4,272,125	1.840%	8/01/08	$4,186,570
	Total Short-Term Investments (cost $4,186,570)			4,186,570

	Total Investments (cost $31,178,023) – 103.2%			31,896,846

	Other Assets Less Liabilities – (3.2)%			(990,310)

	Net Assets – 100%			$30,906,536

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

21

Portfolio of Investments

Nuveen Santa Barbara Growth Opportunities Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 92.4%

	Aerospace & Defense – 2.3%

1,200	Orbital Sciences Corporation, (2)	$30,012
	Auto Components – 2.3%

500	Magna International Inc., Class A	29,550
	Capital Markets – 3.7%

300	Affiliated Managers Group Inc., (2)	25,920

2,100	GFI Group, Inc.	21,189
	Total Capital Markets	47,109

	Chemicals – 13.9%

300	CF Industries Holdings, Inc.	49,038

1,400	Ferro Corporation	30,464

600	H.B. Fuller Company	15,000

700	Lubrizol Corporation	34,860

400	Methanex Corporation	10,832

700	Terra Industries, Inc., (2)	37,800
	Total Chemicals	177,994

	Commercial Services & Supplies – 2.2%

1,600	Korn Ferry International, (2)	28,000
	Computers & Peripherals – 6.9%

900	Lexmark International, Inc., Class A, (2)	31,572

1,000	Network Appliance Inc., (2)	25,550

4,700	Palm Inc., (2)	30,926
	Total Computers & Peripherals	88,048

	Construction & Engineering – 6.0%

1,100	Chicago Bridge & Iron Company N.V.	36,047

700	Shaw Group Inc., (2)	40,460
	Total Construction & Engineering	76,507

	Diversified Telecommunication Services – 3.2%

900	Embarq Corporation	41,193
	Energy Equipment & Services – 5.5%

500	ENSCO International Incorporated	34,570

900	Rowan Companies Inc.	35,820
	Total Energy Equipment & Services	70,390

	Food Products – 4.0%

1,000	Flowers Foods Inc.	30,070

600	Hormel Foods Corporation	21,702
	Total Food Products	51,772

	Health Care Providers & Services – 4.6%

1,400	Centene Corporation, (2)	31,234

400	Express Scripts, Inc., (2)	28,216
	Total Health Care Providers & Services	59,450

	Hotels, Restaurants & Leisure – 1.4%

900	Speedway Motorsports Inc.	17,379

22

Shares	Description (1)	Value

	Household Durables – 1.7%

500	Stanley Works	$22,240
	Industrial Conglomerates – 2.4%

500	Teleflex Inc.	30,660
	Insurance – 1.9%

400	Assurant Inc.	24,048
	Internet Software & Services – 2.3%

1,300	Check Point Software Technology Limited, (2)	29,679
	IT Services – 3.4%

4,600	Infogroup Inc.	23,552

3,400	SonicWALL, Inc., (2)	19,856
	Total IT Services	43,408

	Machinery – 1.0%

400	Pentair, Inc.	13,848
	Marine – 3.0%

800	Kirby Corporation, (2)	38,176
	Metals & Mining – 1.9%

700	Ternium SA	24,423
	Pharmaceuticals – 4.6%

1,000	Biovail Corporation	10,150

2,300	King Pharmaceuticals Inc., (2)	26,473

1,200	Medicis Pharmaceutical Corporation	22,032
	Total Pharmaceuticals	58,655

	Road & Rail – 4.7%

1,100	Kansas City Southern Industries, (2)	60,500
	Semiconductors & Equipment – 5.7%

500	Analog Devices, Inc.	15,255

2,100	Micrel, Incorporated	19,992

2,000	QLogic Corporation, (2)	37,680
	Total Semiconductors & Equipment	72,927

	Software – 1.7%

700	Autodesk, Inc., (2)	22,323
	Specialty Retail – 2.1%

1,000	Charlotte Russe Holdings Inc., (2)	12,960

500	Regis Corporation	13,995
	Total Specialty Retail	26,955

	Total Investments (cost $1,252,334) – 92.4%	1,185,246

	Other Assets Less Liabilities – 7.6%	97,074

	Net Assets – 100%	$1,282,320

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

23

Portfolio of Investments

Nuveen Rittenhouse Growth Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 95.7%

	Aerospace & Defense – 2.2%

32,000	United Technologies Corporation	$2,047,360
	Beverages – 2.3%

32,000	PepsiCo, Inc.	2,129,920
	Biotechnology – 5.3%

37,000	Celgene Corporation, (2)	2,793,130

39,000	Gilead Sciences, Inc., (2)	2,105,220
	Total Biotechnology	4,898,350

	Capital Markets – 3.5%

7,500	Goldman Sachs Group, Inc.	1,380,300

24,000	SEI Investments Company	552,720

18,000	State Street Corporation	1,289,520
	Total Capital Markets	3,222,540

	Communications Equipment – 9.3%

147,000	Cisco Systems, Inc., (2)	3,232,530

70,000	Nokia Oyj, Sponsored ADR	1,912,400

62,000	QUALCOMM Inc.	3,431,080
	Total Communications Equipment	8,576,010

	Computers & Peripherals – 4.6%

21,000	Hewlett-Packard Company	940,800

26,000	International Business Machines Corporation (IBM)	3,327,480
	Total Computers & Peripherals	4,268,280

	Consumer Finance – 1.1%

28,000	American Express Company	1,039,360
	Diversified Financial Services – 1.0%

43,000	Citigroup Inc.	803,670
	Electrical Equipment – 1.4%

30,000	Rockwell Automation, Inc.	1,335,300
	Electronic Equipment & Instruments – 2.2%

33,000	Thermo Fisher Scientific, Inc., (2)	1,997,160
	Energy Equipment & Services – 5.8%

25,000	Baker Hughes Incorporated	2,072,750

28,000	Halliburton Company	1,254,960

19,500	Schlumberger Limited	1,981,200
	Total Energy Equipment & Services	5,308,910

	Food & Staples Retailing – 2.3%

61,000	Walgreen Co.	2,094,740
	Food Products – 2.8%

40,000	Archer-Daniels-Midland Company	1,145,200

12,000	Monsanto Company	1,429,320
	Total Food Products	2,574,520

	Health Care Equipment & Supplies – 3.1%

41,500	Baxter International Inc.	2,847,315

24

Shares	Description (1)	Value

	Household Products – 3.1%

44,000	Procter & Gamble Company	$2,881,120
	Industrial Conglomerates – 4.4%

111,000	General Electric Company	3,140,190

22,000	Textron Inc.	956,340
	Total Industrial Conglomerates	4,096,530

	Insurance – 1.0%

14,000	Prudential Financial, Inc.	965,580
	Machinery – 3.3%

13,500	Caterpillar Inc.	938,520

31,000	ITT Industries Inc.	2,075,760
	Total Machinery	3,014,280

	Media – 4.9%

56,000	McGraw-Hill Companies, Inc.	2,277,520

74,000	Walt Disney Company	2,245,900
	Total Media	4,523,420

	Metals & Mining – 2.2%

15,000	BHP Billiton PLC	1,119,900

9,000	Freeport-McMoRan Copper & Gold, Inc.	870,750
	Total Metals & Mining	1,990,650

	Multiline Retail – 1.4%

31,000	Kohl’s Corporation, (2)	1,299,210
	Oil, Gas & Consumable Fuels – 2.3%

6,000	Apache Corporation	673,020

18,000	Occidental Petroleum Corporation	1,418,940
	Total Oil, Gas & Consumable Fuels	2,091,960

	Personal Products – 2.3%

49,000	Estee Lauder Companies Inc., Class A	2,160,900
	Pharmaceuticals – 4.8%

51,000	Abbott Laboratories	2,873,340

29,000	Allergan, Inc.	1,505,970
	Total Pharmaceuticals	4,379,310

	Semiconductors & Equipment – 4.5%

133,000	Intel Corporation	2,951,270

50,000	Texas Instruments Incorporated	1,219,000
	Total Semiconductors & Equipment	4,170,270

	Software – 10.2%

35,000	Electronic Arts Inc. (EA), (2)	1,511,300

165,000	Microsoft Corporation	4,243,800

122,000	Oracle Corporation, (2)	2,626,660

18,000	SAP AG, Sponsored ADR	1,040,580
	Total Software	9,422,340

	Specialty Retail – 1.2%

50,000	Staples, Inc.	1,125,000

25

Portfolio of Investments

Nuveen Rittenhouse Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 3.2%

42,000	Coach, Inc., (2)	$1,071,420

32,000	Nike, Inc., Class B	1,877,760
	Total Textiles, Apparel & Luxury Goods	2,949,180

	Total Common Stocks (cost $93,506,208)	88,213,185

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.0%

$3,717	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $3,716,708, collateralized by $3,345,000 U.S. Treasury Bonds, 5.500%, due 8/15/28, value $3,792,394	1.840%	8/01/08	$3,716,518
	Total Short-Term Investments (cost $3,716,518)			3,716,518

	Total Investments (cost $97,222,726) – 99.7%			91,929,703

	Other Assets Less Liabilities – 0.3%			265,882

	Net Assets – 100%			$92,195,585

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26

Statement of Assets and Liabilities

July 31, 2008

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Assets
Investments, at value (cost $18,321,456, $26,991,453, $1,252,334 and $93,506,208, respectively)	$17,633,583	$27,710,276	$1,185,246	$88,213,185
Short-term investments (at cost, which approximates value)	515,701	4,186,570	—	3,716,518
Cash	—	54,952	94,769	—
Receivables:
Dividends and interest	22,842	8,601	287	76,833
From Adviser	—	—	16,968	—
Investments sold	—	23,842	42,949	2,012,078
Reclaims	302	1,112	—	14,464
Shares sold	325,400	96,096	1,330	47,248
Other assets	—	—	—	93,380
Total assets	18,497,828	32,081,449	1,341,549	94,173,706
Liabilities
Payables:
Investments purchased	—	1,096,703	39,854	1,351,478
Shares redeemed	72,745	24,737	—	321,958
Accrued expenses:
Management fees	14,607	29,316	—	9,651
12b-1 distribution and service fees	3,829	3,733	477	40,240
Other	22,164	20,424	18,898	254,794
Total liabilities	113,345	1,174,913	59,229	1,978,121
Net assets	$18,384,483	$30,906,536	$1,282,320	$92,195,585
Class A Shares
Net assets	$4,225,994	$7,131,043	$280,442	$43,708,192
Shares outstanding	185,159	354,986	15,634	1,970,822
Net asset value per share	$22.82	$20.09	$17.94	$22.18
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$24.21	$21.32	$19.03	$23.53
Class B Shares
Net assets	$724,899	$370,987	$223,310	$10,440,342
Shares outstanding	31,780	18,789	12,684	509,676
Net asset value and offering price per share	$22.81	$19.75	$17.61	$20.48
Class C Shares
Net assets	$2,870,237	$2,321,186	$291,135	$26,478,966
Shares outstanding	125,892	117,615	16,538	1,291,813
Net asset value and offering price per share	$22.80	$19.74	$17.60	$20.50
Class I Shares(1)
Net assets	$10,563,353	$21,083,320	$487,433	$11,568,085
Shares outstanding	462,724	1,044,002	27,080	508,239
Net asset value and offering price per share	$22.83	$20.19	$18.00	$22.76

Net Assets Consist of:
Capital paid-in	$19,554,606	$30,960,596	$1,467,674	$176,226,284
Undistributed (Over-distribution of) net investment income	6,971	—	—	—
Accumulated net realized gain (loss) from investments	(489,221)	(772,883)	(118,266)	(78,737,676)
Net unrealized appreciation (depreciation) of investments	(687,873)	718,823	(67,088)	(5,293,023)
Net assets	$18,384,483	$30,906,536	$1,282,320	$92,195,585

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

27

Statement of Operations

Year Ended July 31, 2008

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Dividend and Interest Income (net of foreign tax withheld of $6,371, $667, $369 and $33,927, respectively)	$316,659	$135,962	$16,440	$1,617,627
Expenses
Management fees	80,071	100,042	12,399	893,624
12b-1 service fees – Class A	5,886	10,341	758	116,080
12b-1 distribution and service fees – Class B	8,633	3,252	2,523	158,423
12b-1 distribution and service fees – Class C	25,432	24,188	3,069	319,755
Shareholders’ servicing agent fees and expenses	10,450	6,597	1,086	299,470
Custodian’s fees and expenses	14,086	36,378	4,440	19,621
Trustees’ fees and expenses	293	272	111	2,659
Professional fees	14,426	10,239	17,637	21,276
Shareholders’ reports – printing and mailing expenses	6,381	6,280	—	142,756
Federal and state registration fees	53,168	51,825	41,020	71,873
Other expenses	2,077	2,216	22	6,422
Total expenses before custodian fee credit and expense reimbursement	220,903	251,630	83,065	2,051,959
Custodian fee credit	(4,588)	(7,890)	(2,556)	(125)
Expense reimbursement	(75,465)	(85,062)	(61,172)	(168,190)
Net expenses	140,850	159,735	19,337	1,883,644
Net investment income (loss)	175,809	(22,716)	(2,897)	(266,017)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(489,284)	(759,731)	(77,888)	260,757
Change in net unrealized appreciation (depreciation) of investments	(776,220)	651,720	(110,934)	(7,598,797)
Net realized and unrealized gain (loss)	(1,265,504)	(108,011)	(188,822)	(7,338,040)
Net increase (decrease) in net assets from operations	$(1,089,695)	$(130,727)	$(191,719)	$(7,604,057)

See accompanying notes to financial statements.

28

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Growth
	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$175,809	$23,040	$(22,716)	$(10,124)
Net realized gain (loss) from investments	(489,284)	36,042	(759,731)	19,214
Change in net unrealized appreciation (depreciation) of investments	(776,220)	32,635	651,720	179,433
Net increase (decrease) in net assets from operations	(1,089,695)	91,717	(130,727)	188,523
Distributions to Shareholders
From net investment income:
Class A	(39,580)	(8,438)	—	—
Class B	(8,870)	(4,198)	—	—
Class C	(28,252)	(4,831)	—	—
Class I (1)	(94,569)	(10,767)	—	(963)
From accumulated net realized gains:
Class A	(8,033)	(96)	(8,058)	—
Class B	(5,266)	(90)	(768)	—
Class C	(15,832)	(90)	(5,989)	—
Class I (1)	(7,147)	(91)	(6,007)	—
Tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(207,549)	(28,601)	(20,822)	(963)
Fund Share Transactions
Proceeds from sale of shares	22,123,454	2,005,051	27,255,704	5,216,355
Proceeds from shares issued to shareholders due to reinvestment of distributions	141,373	5,070	6,501	—
	22,264,827	2,010,121	27,262,205	5,216,355
Cost of shares redeemed	(5,694,987)	(23,855)	(2,912,760)	(581,081)
Net increase (decrease) in net assets from Fund share transactions	16,569,840	1,986,266	24,349,445	4,635,274
Net increase (decrease) in net assets	15,272,596	2,049,382	24,197,896	4,822,834
Net assets at the beginning of year	3,111,887	1,062,505	6,708,640	1,885,806
Net assets at the end of year	$18,384,483	$3,111,887	$30,906,536	$6,708,640
Undistributed (Over-distribution of) net investment income at the end of year	$6,971	$2,644	$—	$—

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

29

Statement of Changes in Net Assets (continued)

	Santa Barbara Growth Opportunities		Rittenhouse Growth
	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$(2,897)	$460	$(266,017)	$(319,589)
Net realized gain (loss) from investments	(77,888)	79,527	260,757	6,305,658
Change in net unrealized appreciation (depreciation) of investments	(110,934)	97,840	(7,598,797)	12,675,820
Net increase (decrease) in net assets from operations	(191,719)	177,827	(7,604,057)	18,661,889
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	(460)	(358)	—	—
From accumulated net realized gains:
Class A	(25,001)	(4,060)	—	—
Class B	(20,452)	(4,060)	—	—
Class C	(25,988)	(4,060)	—	—
Class I (1)	(33,243)	(4,060)	—	—
Tax return of capital
Class A	(693)	—	—	—
Class B	(567)	—	—	—
Class C	(721)	—	—	—
Class I (1)	(922)	—	—	—
Decrease in net assets from distributions to shareholders	(108,047)	(16,598)	—	—
Fund Share Transactions
Proceeds from sale of shares	532,458	—	20,770,529	21,856,128
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,960	—	—	—
	560,418	—	20,770,529	21,856,128
Cost of shares redeemed	(88,463)	—	(35,988,510)	(57,975,381)
Net increase (decrease) in net assets from Fund share transactions	471,955	—	(15,217,981)	(36,119,253)
Net increase (decrease) in net assets	172,189	161,229	(22,822,038)	(17,457,364)
Net assets at the beginning of year	1,110,131	948,902	115,017,623	132,474,987
Net assets at the end of year	$1,282,320	$1,110,131	$92,195,585	$115,017,623
Undistributed (Over-distribution of) net investment income at the end of year	$—	$459	$—	$—

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

30

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”), Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”) and Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth ordinarily invests 80% of its net assets in dividend-paying common and preferred stocks in an attempt to provide income from dividends that is tax-advantaged and to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Santa Barbara Growth ordinarily invests in equity securities of companies with mid- to large-sized market capitalizations at the time of purchase (within the range of the largest and smallest companies in the Russell 1000 Index) in an attempt to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Santa Barbara Growth Opportunities ordinarily invests in equity securities of companies with small- to mid-sized market capitalizations at the time of purchase (currently from $50 million to $20 billion) in an attempt to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth in an attempt to provide long-term growth of capital.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth, Santa Barbara Growth Opportunities and Rittenhouse Growth, and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

31

Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period August 1, 2007 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates, if any, are included in “Realized gain (loss) from investments” on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including futures, forwards, options and swap transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

32

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	270,674	$6,620,997	20,557	$502,892
Class A – automatic conversion of Class B shares	1,103	27,258	—	—
Class B	31,619	794,425	2,915	71,284
Class C	144,617	3,579,610	21,422	521,797
Class I	459,405	11,101,164	36,778	909,078
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,129	26,837	58	1,411
Class B	316	7,682	1	26
Class C	631	15,265	25	606
Class I	3,916	91,589	122	3,027
	913,410	22,264,827	81,878	2,010,121
Shares redeemed:
Class A	(120,382)	(2,863,615)	(480)	(11,081)
Class B	(14,464)	(357,079)	(3)	(70)
Class B – automatic conversion to Class A shares	(1,104)	(27,258)	—	—
Class C	(53,294)	(1,278,268)	(9)	(230)
Class I	(49,484)	(1,168,767)	(513)	(12,474)
	(238,728)	(5,694,987)	(1,005)	(23,855)
Net increase (decrease)	674,682	$16,569,840	80,873	$1,986,266

33

Notes to Financial Statements (continued)

	Santa Barbara Growth
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	318,987	$6,466,550	108,530	$2,300,077
Class A – automatic conversion of Class B shares	17	339	—	—
Class B	4,097	81,836	2,777	57,990
Class C	45,767	944,906	92,632	1,946,766
Class I	988,785	19,762,073	42,365	911,522
Shares issued to shareholders due to reinvestment of distributions:
Class A	191	3,956	—	—
Class B	2	35	—	—
Class C	35	712	—	—
Class I	87	1,798	—	—
	1,357,968	27,262,205	246,304	5,216,355
Shares redeemed:
Class A	(58,677)	(1,214,754)	(26,562)	(568,859)
Class B	(567)	(11,968)	(3)	(70)
Class B – automatic conversion to Class A shares	(17)	(339)	—	—
Class C	(32,748)	(664,110)	(571)	(12,109)
Class I	(49,733)	(1,021,589)	(2)	(43)
	(141,742)	(2,912,760)	(27,138)	(581,081)
Net increase (decrease)	1,216,226	$24,349,445	219,166	$4,635,274

	Santa Barbara Growth Opportunities
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,863	$87,222	—	$—
Class B	787	17,167	—	—
Class C	6,107	130,715	—	—
Class I	14,402	297,354	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	267	5,239	—	—
Class B	63	1,227	—	—
Class C	357	6,918	—	—
Class I	740	14,576	—	—
	26,586	560,418	—	—
Shares redeemed:
Class A	(996)	(17,764)	—	—
Class B	(666)	(12,075)	—	—
Class C	(2,426)	(48,729)	—	—
Class I	(562)	(9,895)	—	—
	(4,650)	(88,463)	—	—
Net increase (decrease)	21,936	$471,955	—	$—

34

	Rittenhouse Growth
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	481,632	$11,354,079	283,548	$6,572,178
Class A – automatic conversion of Class B shares	148,347	3,496,261	542,188	12,180,481
Class B	68,400	1,524,653	21,765	469,598
Class C	99,426	2,234,881	58,202	1,262,742
Class I	92,125	2,160,655	58,195	1,371,129
	889,930	20,770,529	963,898	21,856,128
Shares redeemed:
Class A	(516,360)	(12,062,124)	(771,479)	(17,623,248)
Class B	(344,257)	(7,557,299)	(641,952)	(13,658,594)
Class B – automatic conversion to Class A shares	(159,932)	(3,496,261)	(579,879)	(12,180,481)
Class C	(376,331)	(8,181,576)	(602,901)	(12,816,890)
Class I	(190,454)	(4,691,250)	(72,059)	(1,696,168)
	(1,587,334)	(35,988,510)	(2,668,270)	(57,975,381)
Net increase (decrease)	(697,404)	$(15,217,981)	(1,704,372)	$(36,119,253)

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2008, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Purchases	$19,752,084	$26,022,477	$1,260,121	$57,381,645
Sales	3,793,738	4,121,632	895,404	75,063,676

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Cost of investments	$19,039,908	$31,268,428	$1,257,386	$97,222,726

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Gross unrealized:
Appreciation	$388,917	$1,510,187	$98,401	$9,476,058
Depreciation	(1,279,541)	(881,769)	(170,541)	(14,769,081)
Net unrealized appreciation (depreciation) of investments	$(890,624)	$628,418	$(72,140)	$(5,293,023)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Undistributed net ordinary income*	$7,034	—	—	—
Undistributed net long-term capital gains	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

35

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Distributions from net ordinary income*	$188,722	$19,973	$60,774	$—
Distributions from net long-term capital gains**	18,827	849	44,370	—
Tax return of capital	—	—	2,903	—

2007	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Distributions from net ordinary income *	$28,601	$963	$16,598	$—
Distributions from net long-term capital gains	—	—	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2008.

At July 31, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Rittenhouse Growth
Expiration:
July 31, 2010	$—	$—	$7,067,416
July 31, 2011	—	—	57,624,742
July 31, 2012	—	—	10,576,243
July 31, 2016	40,459	1,823	—
Total	$40,459	$1,823	$75,268,401

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Post-October capital losses	$246,010	$680,655	$113,215	$3,469,277

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara Growth Opportunities Fund-Level Fee Rate	Rittenhouse Growth Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.8000%	.6500%
For the next $125 million	.5875	.6875	.7875	.6375
For the next $250 million	.5750	.6750	.7750	.6250
For the next $500 million	.5625	.6625	.7625	.6125
For the next $1 billion	.5500	.6500	.7500	.6000
For net assets over $2 billion	.5250	.6250	.7250	.5750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (‘‘Managed Assets’’ means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”) and Rittenhouse Asset Management, Inc. (“Rittenhouse”), both wholly owned subsidiaries of Nuveen. Santa Barbara and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities through November 30, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities

37

Notes to Financial Statements (continued)

and extraordinary expenses) from exceeding 1.05%, 1.15% and 1.25%, respectively, of the average daily net assets and from exceeding 1.30%, 1.40% and 1.50%, respectively, after November 30, 2009.

The Adviser also agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through November 30, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.22% of the average daily net assets. Rittenhouse has also reimbursed Rittenhouse Growth for certain portions of fund brokerage commissions paid with respect to portfolio trades effected by certain brokers that provided securities research to Rittenhouse, as permitted by the federal securities laws. For the fiscal year ended July 31, 2008, Rittenhouse reimbursements to the Fund were $42,936, which the Fund included in “Realized gain (loss) from investments and foreign currencies” for financial reporting purposes.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Sales charges collected (Unaudited)	$52,107	$7,026	$1,651	$31,331
Paid to financial intermediaries (Unaudited)	46,182	6,654	1,436	27,346

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Commission advances (Unaudited)	$23,883	$15,147	$988	$20,562

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
12b-1 fees retained (Unaudited)	$24,299	$25,252	$5,911	$152,821

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2008, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
CDSC retained (Unaudited)	$11,824	$6,723	$10	$39,270

38

At July 31, 2008, Nuveen owned 12,500 shares of Classes A, B, C and I of Santa Barbara Dividend Growth, 12,500 shares of Class A, 12,500 shares of Class B, 12,500 shares of Class C and 62,500 shares of Class I of Santa Barbara Growth and 12,500 shares of Classes A, B, C and I of Santa Barbara Growth Opportunities. At July 31, 2008, the Adviser also owned 2,429 shares of Class A, 1,250 shares of Class C and 1,250 shares of Class I of Rittenhouse Growth.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA DIVIDEND GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2008	$23.78	$.47	$(.86)	$(.39)	$(.44)	$(.13)	$(.57)	$22.82	(1.77)%	$4,226	2.02%		1.15%	1.28%		1.89%		1.24%		1.93%		39%
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78	14.49	776	4.61		(1.67)	1.28		1.66		1.10		1.84		21
2006(e)	20.00	.15	1.12	1.27	—	—	—	21.27	6.35	266	5.71	*	(2.32)*	1.29	*	2.10	*	1.25	*	2.13	*	4
Class B (3/06)
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81	(2.51)	725	3.06		.10	2.04		1.12		1.99		1.17		39
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77	13.68	366	5.78		(2.71)	2.03		1.04		1.85		1.22		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class C (3/06)
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80	(2.51)	2,870	3.07		.04	2.04		1.07		1.99		1.11		39
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76	13.63	806	5.34		(2.46)	2.04		.84		1.85		1.03		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class I (3/06) (f)
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83	(1.52)	10,563	1.56		1.51	1.03		2.03		.99		2.07		39
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79	14.77	1,163	4.14		(1.33)	1.04		1.77		.85		1.96		21
2006(e)	20.00	.17	1.12	1.29	—	—	—	21.29	6.45	266	5.45	*	(2.07)*	1.04	*	2.35	*	1.00	*	2.39	*	4

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

40

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (3/06)
2008	$21.08	$(.02)	$(.92)	$(.94)	$—	$(.05)	$(.05)	$20.09	(4.46)%	$7,131	2.26%		(1.01)%	1.39%		(.15)%	1.32%		(.08)%	37%
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08	11.77	1,991	3.48		(2.52)	1.39		(.43)	1.15		(.19)	48
2006(e)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86	(5.70)	236	4.71	*	(3.44)*	1.39	*	(.12 )*	1.30	*	(.03 )*	6
Class B (3/06)
2008	20.88	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.75	(5.17)	371	3.03		(1.76)	2.14		(.87)	2.07		(.80)	37
2007	18.81	(.18)	2.25	2.07	—	—	—	20.88	11.00	319	4.90		(3.90)	2.14		(1.14)	1.89		(.89)	48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19)*	2.14	*	(.87 )*	2.05	*	(.78 )*	6
Class C (3/06)
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74	(5.18)	2,321	3.07		(1.80)	2.14		(.87)	2.07		(.80)	37
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87	10.95	2,182	4.15		(3.17)	2.15		(1.18)	1.91		(.93)	48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19)*	2.14	*	(.87 )*	2.05	*	(.78 )*	6
Class I (3/06) (f)
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19	(4.21)	21,083	1.68		(.56)	1.14		(.02)	1.07		.05	37
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14	12.06	2,217	3.79		(2.81)	1.13		(.15)	.89		.09	48
2006(e)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88	(5.60)	1,180	4.46	*	(3.19)*	1.14	*	.13 *	1.05	*	.22 *	6

*	Annualized
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
SANTA BARBARA GROWTH OPPORTUNITIES												Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (3/06)
2008	$22.30	$— **	$(2.78)	$(2.78)	$—	$(1.54)	$(.04)	$(1.58)	$17.94	(13.07)%	$280	6.11%		(4.81)%	1.48%		(.18)%	1.28%		.02%	76%
2007	19.00	.08	3.54	3.62	—	(.32)	—	(.32)	22.30	19.20	279	6.34		(4.69)	1.48		.17	1.30		.36	71
2006(e)	20.00	— **	(1.00)	(1.00)	—	—	—	—	19.00	(5.00)	237	6.29	*	(4.93)*	1.49	*	(.13 )*	1.35	*	.01 *	14
Class B (3/06)
2008	22.08	(.14)	(2.75)	(2.89)	—	(1.54)	(.04)	(1.58)	17.61	(13.72)	223	6.75		(5.44)	2.24		(.92)	2.03		(.71)	76
2007	18.95	(.09)	3.54	3.45	—	(.32)	—	(.32)	22.08	18.34	276	7.08		(5.43)	2.24		(.59)	2.05		(.40)	71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	—	18.95	(5.25)	237	7.04	*	(5.68)*	2.24	*	(.88 )*	2.10	*	(.74 )*	14
Class C (3/06)
2008	22.08	(.14)	(2.76)	(2.90)	—	(1.54)	(.04)	(1.58)	17.60	(13.77)	291	6.92		(5.61)	2.24		(.92)	2.03		(.72)	76
2007	18.95	(.09)	3.54	3.45	—	(.32)	—	(.32)	22.08	18.34	276	7.08		(5.43)	2.24		(.59)	2.05		(.40)	71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	—	18.95	(5.25)	237	7.04	*	(5.68)*	2.24	*	(.88 )*	2.10	*	(.74 )*	14
Class I (3/06) (f)
2008	22.35	.05	(2.80)	(2.75)	(.02)	(1.54)	(.04)	(1.60)	18.00	(12.90)	487	6.62		(5.33)	1.23		.06	1.03		.26	76
2007	19.02	.13	3.55	3.68	(.03)	(.32)	—	(.35)	22.35	19.50	279	6.09		(4.44)	1.23		.42	1.04		.61	71
2006(e)	20.00	.02	(1.00)	(.98)	—	—	—	—	19.02	(4.90)	238	6.03	*	(4.67)*	1.24	*	.13 *	1.10	*	.26 *	14

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

42

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/97)
2008	$23.87	$.01	$(1.70)	$(1.69)	$—	$—	$—	$22.18	(7.08)%	$43,708	1.62%	(.11)%	1.45%	.05%	1.45%	.05%	55%
2007	20.59	.03	3.25	3.28	—	—	—	23.87	15.93	44,322	1.50	.06	1.45	.11	1.45	.11	37
2006	20.92	(.02)	(.31)	(.33)	—	—	—	20.59	(1.58)	37,129	1.51	(.07)	1.51	(.07)	1.51	(.07)	73
2005	19.43	.06	1.43	1.49	—	—	—	20.92	7.67	41,139	1.48	.32	1.48	.32	1.48	.32	25
2004	18.53	(.06)	.96	.90	—	—	—	19.43	4.86	53,804	1.48	(.33)	1.43	(.28)	1.43	(.28)	19
Class B (12/97)
2008	22.21	(.15)	(1.58)	(1.73)	—	—	—	20.48	(7.79)	10,440	2.35	(.83)	2.20	(.68)	2.20	(.68)	55
2007	19.32	(.13)	3.02	2.89	—	—	—	22.21	14.96	21,002	2.26	(.65)	2.20	(.59)	2.20	(.59)	37
2006	19.77	(.16)	(.29)	(.45)	—	—	—	19.32	(2.28)	41,445	2.27	(.82)	2.27	(.82)	2.27	(.82)	73
2005	18.50	(.08)	1.35	1.27	—	—	—	19.77	6.86	80,600	2.23	(.43)	2.23	(.43)	2.23	(.43)	25
2004	17.78	(.19)	.91	.72	—	—	—	18.50	4.05	114,954	2.23	(1.09)	2.18	(1.04)	2.18	(1.04)	19
Class C (12/97)
2008	22.23	(.15)	(1.58)	(1.73)	—	—	—	20.50	(7.78)	26,479	2.36	(.85)	2.21	(.69)	2.21	(.69)	55
2007	19.33	(.13)	3.03	2.90	—	—	—	22.23	15.00	34,870	2.26	(.67)	2.21	(.62)	2.21	(.62)	37
2006	19.79	(.16)	(.30)	(.46)	—	—	—	19.33	(2.32)	40,849	2.27	(.82)	2.27	(.82)	2.27	(.82)	73
2005	18.51	(.08)	1.36	1.28	—	—	—	19.79	6.92	64,103	2.23	(.43)	2.23	(.43)	2.23	(.43)	25
2004	17.79	(.19)	.91	.72	—	—	—	18.51	4.05	86,376	2.23	(1.09)	2.18	(1.04)	2.18	(1.04)	19
Class I (12/97) (e)
2008	24.44	.07	(1.75)	(1.68)	—	—	—	22.76	(6.87)	11,568	1.36	.15	1.20	.31	1.20	.31	55
2007	21.04	.09	3.31	3.40	—	—	—	24.44	16.16	14,823	1.25	.32	1.20	.37	1.20	.37	37
2006	21.32	.04	(.32)	(.28)	—	—	—	21.04	(1.31)	13,052	1.26	.18	1.26	.18	1.26	.18	73
2005	19.75	.11	1.46	1.57	—	—	—	21.32	7.95	16,082	1.22	.55	1.22	.55	1.22	.55	25
2004	18.79	— *	.96	.96	—	—	—	19.75	5.11	16,052	1.23	(.07)	1.17	(.02)	1.17	(.02)	19

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund, Nuveen Santa Barbara Growth Opportunities Fund and Nuveen Rittenhouse Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

44

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements of the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each of the Funds; the sub-advisory agreement between NAM and Santa Barbara Asset Management (“Santa Barbara”) on behalf of each of the following funds: the Nuveen Santa Barbara Growth Fund; the Nuveen Santa Barbara Dividend Growth Fund; and the Nuveen Santa Barbara Growth Opportunities Fund; and the sub-advisory agreement between NAM and Rittenhouse Asset Management, Inc. (“Rittenhouse”) on behalf of the Nuveen Rittenhouse Growth Fund. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM, Santa Barbara and Rittenhouse (Santa Barbara and Rittenhouse are each a “Sub-Adviser” and NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers, the ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In considering the renewal of the Sub-Advisory Agreements, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to each Sub-Adviser’s organization, operations, personnel, assets under management, investment

45

Annual Investment Management Agreement Approval Process (continued)

philosophy, strategies and techniques in managing the Funds, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund sub-advised by the respective Sub-Adviser. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited Santa Barbara. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Santa Barbara Growth Fund and the Nuveen Santa Barbara Growth Opportunities Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than

46

that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the

47

Annual Investment Management Agreement Approval Process (continued)

Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

In addition, the Independent Board Members considered that the Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that the Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

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Notes

49

Notes

50

Notes

51

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

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Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): a type of debt security that is based on pools of assets, or collateralized by the cash flows from a specified pool of underlying assets.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Commercial Mortgage-Backed Securities (CMBS): A type of bond commonly issued in American security markets. They are a type of mortgage-backed security backed by mortgages on commercial rather than residential real estate.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Structured Investment Vehicle (SIV): A fund which borrows money by issuing short-term securities at low interest rates and then lends that money by buying long-term securities at higher interest rates, potentially making a profit for investors from the difference.

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Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Rittenhouse Asset Management, Inc.

Five Radnor Corporate Center

Radnor, PA 19087

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

57

Distribution Information: Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities hereby designate 100.00%, 100.00% and 28.26%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 100.00% and 31.93%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-SANTB-0708D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Rittenhouse Strategic Growth Fund

Nuveen Rittenhouse Mid-Cap Growth Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial annual report letter to you to accomplish several things. First, I want to welcome you to the family of Nuveen Fund investors. All Nuveen Funds are designed to provide a quality investment experience over time, and I will do everything I can to help fulfill this expectation.

Since some of you may be familiar with Nuveen through other investments, I also want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Rittenhouse Strategic Growth and Nuveen Rittenhouse Mid-Cap Growth Funds feature management by Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. We recently spoke with Dan Roarty, co-portfolio manager of the Nuveen Rittenhouse Strategic Growth Fund, and Chris Leonard, co-portfolio manager of the Nuveen Rittenhouse Mid-Cap Growth Fund, about market conditions, key investment strategies and the performance of the Funds for the period since inception in December 2007 through July 31, 2008.

What were the general market conditions during the period from inception in December 2007 through July 31, 2008?

Equity market conditions during the last months of the reporting period can best be described as bearish. The decline in the equity market was precipitated by the deflation of U.S. housing values after prices had been driven up by relatively easy access to affordable and unrestricted credit. The degree to which declining home prices were to disrupt the repayment of the underlying mortgages began to become apparent in July 2007 with the revelation from Countrywide Financial that potential mortgage losses, beyond those in their sub-prime portfolio, were increasing dramatically. The negative impact of increasing residential loan losses was exacerbated by the widespread use of these mortgage loans in the creation of structured investments held by a wide range of investors globally. The high level of leverage across the financial system combined with an inability to accurately value securities containing layers of re-packaged loans resulted in a cascade of forced selling. The process of unwinding leverage, raising capital and selling off or marking down asset values took on a momentum of its own. This led to weak consumer spending and restrictive credit standards. Additionally, rising commodity prices driven by the industrialization and urbanization of emerging Asian economies caused further economic stress. Equity and bond investors reacted by increasing the premiums required to assume risk, reducing expectations for corporate earnings and adjusting lower the level of valuations to compensate for higher inflation.

How did the Funds perform and what strategies were used during the period since inception through July 31, 2008?

Both Funds began investment operations on December 3, 2007. The table on page three provides performance information for each Fund (Class A shares at net asset value) since inception through July 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks.

Nuveen Rittenhouse Strategic Growth Fund

The Nuveen Rittenhouse Strategic Growth Fund (Class A shares at net asset value) underperformed both of its comparative indexes during the period from inception to July 31, 2008. The underperformance versus the Russell 1000 Growth Index was attributable to weak results from the consumer staples, financials, industrials, and technology sectors, partially offset by relatively strong performance among the Fund’s health care and energy holdings.

The Fund seeks to add value primarily through stock selection as opposed to sector selection, market timing, or large factor deviations from the benchmark index. We rely on internally-generated fundamental research and employ a disciplined risk/reward framework to identify attractive stocks. We search for investment ideas across a broad universe of potential candidates, ranging in size from small-cap to mega-cap.

Among our holdings, the three of the biggest detractors from the Fund’s relative performance were investment banks Bear Stearns and Lehman Brothers, and alternative beverage supplier Hansen Natural Corp. Bear Stearns and Lehman Brothers

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Cumulative Returns as of 7/31/08

Since Inception (12/3/07)
Nuveen Rittenhouse Strategic Growth Fund A Shares at NAV A Shares at Offer	-14.40% -19.32%
Lipper Multi-Cap Growth Funds Index[1]	-12.33%
Russell 1000 Growth Index[2]	-10.59%

Nuveen Rittenhouse Mid-Cap Growth Fund A Shares at NAV A Shares at Offer	-16.25% -21.07%
Lipper Mid-Cap Growth Funds Index[3]	-10.80%
Russell Midcap Growth Index[4]	-9.80%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

both suffered from sharp and rapid declines in value resulting from the unfolding credit crisis. We sold our position in Bear Stearns after a material decline, but before J.P. Morgan, in consultation with the Federal Reserve, offered to buy the company at the fire-sale price of $2 per share. We sold our position in Lehman Brothers as a result of lowered confidence in the companys’ capital position. Hansen Natural, which markets alternative beverages such as Monster Energy, declined on concerns that higher gas prices will continue to dampen convenience store sales. We elected to maintain our position in Hansen Natural as we believed it was fundamentally well-positioned in one of the more attractive growth consumer staples categories.

Notable outperformers included Apple Inc., Celgene Corp., and Qualcomm Inc. Apple Inc. was purchased after a sharp decline following disappointing first-generation iPhone sales. We felt the decline was unwarranted and that the stock offered an attractive risk/reward profile. After a subsequent sharp rebound, we eliminated our position in the stock. Celgene, a biotechnology company involved primarily in the development of cancer-related drugs, experienced a strong rebound following earlier weakness relating to the introduction of a competing drug. Qualcomm, an owner of intellectual property in the digital wireless area, rose sharply following strong earnings as well as the resolution of a long-running legal dispute with Nokia.

Nuveen Rittenhouse Mid-Cap Growth Fund

The Nuveen Rittenhouse Mid-Cap Growth Fund (Class A shares at net asset value) underperformed both of its comparative indexes during the period from inception to July 31, 2008. The underperformance of the Fund relative to its peers and the Russell Midcap Growth Index was tied primarily to stock selection.

The Fund seeks to add value primarily through stock selection as opposed to sector selection,

1	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

market timing, or large factor deviations from the benchmark. We rely on internally-generated fundamental research and employ a disciplined risk/reward framework to identify attractive stocks. We search for investment ideas across a broad universe of potential candidates, primarily within the $2 billion to $20 billion market cap range. Our stock selection was a primary cause of underperformance during the period as several investments were hurt by what we would characterize as a momentum driven market environment.

Stocks that aided performance during the reporting period included Take-Two Interactive, Celgene and Chesapeake Energy Corp. Take Two’s performance was driven by a takeover attempt by competing video-game maker Electronic Arts. We sold our position in Take Two following the announcement of the takeover. Celgene outperformed based on strong sales of its lead cancer drug, Revlimid. Chesapeake Energy’s returns were driven in part by the outperformance of the energy sector as a whole, but also based on its ownership and exposure to key natural gas reserves and a rebound in natural gas prices. Given the move in the stock price and the resulting valuation, we chose to eliminate our position in Chesapeake Energy.

Stocks that detracted from performance during the reporting period included Bear Stearns Companies, Lehman Brothers Holdings, and Bare Escentuals. These shares significantly underperformed as the companies became victims of the broad credit crisis and concerns over each company’s balance sheet and liquidity. Our initial investment in each was based on what we viewed as attractive valuations given market overreactions. However, the credit crunch was more severe than expected and preyed disproportionately on the smaller investment banks. Ultimately, the volatility and our concern over adequately assessing the risk/reward profile of the shares resulted in the elimination of both positions. Bare Escentuals shares underperformed based on general concerns relating to the slowing of the U.S. economy.

Annual Report    Page 4

Nuveen Rittenhouse Strategic Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Rittenhouse Mid-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Fund Spotlight as of 7/31/08 Nuveen Rittenhouse Strategic Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$17.12	$17.03	$17.13
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 7/31/08

A Shares	NAV	Offer
Since Inception	-14.40%	-19.32%

C Shares	NAV	w/CDSC
Since Inception	-14.85%	-15.70%

I Shares	NAV
Since Inception	-14.35%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.36%	1.29%	12/03/07
Class C	2.11%	2.04%	12/03/07
Class I	1.11%	1.04%	12/03/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are estimated for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/08

A Shares	NAV	Offer
Since Inception	-11.55%	-16.64%

C Shares	NAV	w/CDSC
Since Inception	-12.00%	-12.88%

I Shares	NAV
Since Inception	-11.45%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$854
Number of Common Stocks	66
Top Five Common Stock Holdings[2]
Microsoft Corporation	4.1%
Cisco Systems, Inc.	3.4%
Intel Corporation	3.3%
Schlumberger Limited	3.2%
PepsiCo, Inc.	2.9%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 6

Fund Spotlight as of 7/31/08 Nuveen Rittenhouse Strategic Growth Fund

Industries[1]
Communications Equipment	11.5%
Software	8.5%
Energy Equipment & Services	8.0%
Biotechnology	5.7%
Semiconductors & Equipment	4.6%
Health Care Equipment & Supplies	4.0%
Media	4.0%
Beverages	3.9%
Oil, Gas & Consumable Fuels	3.5%
Capital Markets	3.4%
Food Products	3.3%
Internet Software & Services	2.9%
Industrial Conglomerates	2.8%
Specialty Retail	2.7%
Pharmaceuticals	2.6%
Construction & Engineering	2.5%
Consumer Finance	2.5%
Health Care Providers & Services	2.5%
Multiline Retail	2.3%
Personal Products	2.3%
Machinery	2.3%
Other	14.2%
1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$925.90	$922.00	$925.90	$1,018.75	$1,015.02	$1,019.99
Expenses Incurred During Period	$5.89	$9.46	$5.84	$6.17	$9.92	$4.92

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.23%, 1.98% and .98% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 7

Fund Spotlight as of 7/31/08 Nuveen Rittenhouse Mid-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$16.75	$16.66	$16.77
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 7/31/08

A Shares	NAV	Offer
Since Inception	-16.25%	-21.07%

C Shares	NAV	w/CDSC
Since Inception	-16.70%	-17.53%

I Shares	NAV
Since Inception	-16.15%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.41%	1.34%	12/03/07
Class C	2.16%	2.09%	12/03/07
Class I	1.16%	1.09%	12/03/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are estimated for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/08

A Shares	NAV	Offer
Since Inception	-10.50%	-15.65%

C Shares	NAV	w/CDSC
Since Inception	-10.90%	-11.79%

I Shares	NAV
Since Inception	-10.35%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$836
Number of Common Stocks	70
Top Five Common Stock Holdings[2]
Juniper Networks Inc.	2.7%
Electronic Arts Inc. (EA)	2.5%
Celgene Corporation	2.4%
Allergan, Inc.	2.2%
YUM! Brands, Inc.	2.2%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 8

Fund Spotlight as of 7/31/08 Nuveen Rittenhouse Mid-Cap Growth Fund

Industries[1]
Energy Equipment & Services	7.0%
Oil, Gas & Consumable Fuels	5.0%
Metals & Mining	4.9%
Capital Markets	4.8%
Health Care Equipment & Supplies	4.6%
Specialty Retail	4.5%
Software	4.3%
Communications Equipment	4.3%
Biotechnology	4.1%
Media	3.8%
Construction & Engineering	3.6%
Computers & Peripherals	3.5%
Health Care Providers & Services	3.3%
Multiline Retail	3.2%
Textiles, Apparel & Luxury Goods	3.1%
Semiconductors & Equipment	3.1%
Machinery	2.9%
Electrical Equipment	2.7%
Personal Products	2.7%
Aerospace & Defense	2.7%
Pharmaceuticals	2.2%
Hotels, Restaurants & Leisure	2.2%
Wireless Telecommunication Services	2.1%
Industrial Conglomerates	1.8%
Other	13.6%
1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$917.80	$913.90	$918.40	$1,018.60	$1,014.87	$1,019.39
Expenses Incurred During Period	$6.01	$9.56	$5.25	$6.32	$10.07	$5.52

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.01% and 1.01% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 9

Portfolio of Investments

Nuveen Rittenhouse Strategic Growth Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.9%
	Aerospace & Defense – 2.1%

282	BE Aerospace Inc., (2)	$7,242

210	Rockwell Collins, Inc.	10,435
	Total Aerospace & Defense	17,677

	Airlines – 1.1%

616	AerCap Holdings N.V, (2)	9,400
	Beverages – 3.9%

377	Hansen Natural Corporation, (2)	8,618

371	PepsiCo, Inc.	24,694
	Total Beverages	33,312

	Biotechnology – 5.6%

241	Celgene Corporation, (2)	18,193

93	Genentech, Inc., (2)	8,858

280	Gilead Sciences, Inc., (2)	15,114

363	Theravance Inc., (2)	5,801
	Total Biotechnology	47,966

	Capital Markets – 3.4%

269	Lazard Limited	10,978

141	Legg Mason, Inc.	5,689

167	State Street Corporation	11,964
	Total Capital Markets	28,631

	Chemicals – 0.8%

180	Albemarle Corporation	7,007
	Communications Equipment – 11.4%

473	Ciena Corporation, (2)	9,777

1,319	Cisco Systems, Inc., (2)	29,005

670	Corning Incorporated	13,407

420	Juniper Networks Inc., (2)	10,933

438	Nokia Oyj, Sponsored ADR	11,966

402	QUALCOMM Inc.	22,247
	Total Communications Equipment	97,335

	Computers & Peripherals – 1.6%

907	EMC Corporation, (2)	13,614
	Construction & Engineering – 2.4%

122	Jacobs Engineering Group Inc., (2)	9,435

368	Quanta Services Incorporated, (2)	11,364
	Total Construction & Engineering	20,799

	Consumer Finance – 2.4%

369	American Express Company	13,697

169	Capital One Financial Corporation	7,074
	Total Consumer Finance	20,771

	Electrical Equipment – 1.3%

246	Rockwell Automation, Inc.	10,949

10

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 1.4%

198	Thermo Fisher Scientific, Inc., (2)	$11,983
	Energy Equipment & Services – 7.9%

271	Halliburton Company	12,146

206	Nabors Industries Limited, (2)	7,511

158	National-Oilwell Varco Inc., (2)	12,424

149	Oceaneering International Inc., (2)	9,035

262	Schlumberger Limited	26,619
	Total Energy Equipment & Services	67,735

	Food & Staples Retailing – 2.0%

497	Walgreen Co.	17,067
	Food Products – 3.3%

317	Archer-Daniels-Midland Company	9,076

158	Monsanto Company	18,819
	Total Food Products	27,895

	Health Care Equipment & Supplies – 3.9%

212	Baxter International Inc.	14,545

219	Covidien Limited	10,784

447	Hologic Inc., (2)	8,256
	Total Health Care Equipment & Supplies	33,585

	Health Care Providers & Services – 2.4%

194	Quest Diagnostics Incorporated	10,313

358	VCA Antech, Inc., (2)	10,432
	Total Health Care Providers & Services	20,745

	Industrial Conglomerates – 2.8%

526	General Electric Company	14,881

202	Textron Inc.	8,781
	Total Industrial Conglomerates	23,662

	Internet Software & Services – 2.8%

51	Google Inc., Class A, (2)	24,161
	Machinery – 2.3%

157	ITT Industries Inc.	10,513

187	Terex Corporation, (2)	8,851
	Total Machinery	19,364

	Media – 3.9%

306	McGraw-Hill Companies, Inc.	12,445

412	Monster Worldwide Inc., (2)	7,309

451	Walt Disney Company	13,688
	Total Media	33,442

	Metals & Mining – 1.7%

58	Cleveland-Cliffs Inc.	6,288

83	Freeport-McMoRan Copper & Gold, Inc.	8,030
	Total Metals & Mining	14,318

11

Portfolio of Investments

Nuveen Rittenhouse Strategic Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Multiline Retail – 2.3%

225	J.C. Penney Company, Inc.	$6,937

304	Kohl’s Corporation, (2)	12,741
	Total Multiline Retail	19,678

	Oil, Gas & Consumable Fuels – 3.5%

70	Apache Corporation	7,852

150	Total SA, Sponsored ADR	11,475

220	XTO Energy, Inc.	10,391
	Total Oil, Gas & Consumable Fuels	29,718

	Personal Products – 2.3%

621	Bare Escentuals, Inc., (2)	7,166

281	Estee Lauder Companies Inc., Class A	12,392
	Total Personal Products	19,558

	Pharmaceuticals – 2.6%

389	Abbott Laboratories	21,916
	Semiconductors & Equipment – 4.5%

1,245	Intel Corporation	27,627

753	Marvell Technology Group Ltd., (2)	11,137
	Total Semiconductors & Equipment	38,764

	Software – 8.4%

336	Electronic Arts Inc. (EA), (2)	14,508

1,345	Microsoft Corporation	34,593

1,066	Oracle Corporation, (2)	22,951
	Total Software	72,052

	Specialty Retail – 2.7%

619	Staples, Inc.	13,928

241	Tiffany & Co.	9,107
	Total Specialty Retail	23,035

	Textiles, Apparel & Luxury Goods – 2.2%

425	Coach, Inc., (2)	10,842

245	Guess Inc.	7,759
	Total Textiles, Apparel & Luxury Goods	18,601

	Total Investments (cost $963,699) – 98.9%	844,740

	Other Assets Less Liabilities – 1.1%	9,464

	Net Assets – 100%	$854,204

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

12

Portfolio of Investments

Nuveen Rittenhouse Mid-Cap Growth Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 92.3%
	Aerospace & Defense – 2.4%

340	BE Aerospace Inc., (2)	$8,731

236	Rockwell Collins, Inc.	11,727
	Total Aerospace & Defense	20,458

	Airlines – 1.5%

805	AerCap Holdings N.V, (2)	12,284
	Beverages – 1.4%

516	Hansen Natural Corporation, (2)	11,796
	Biotechnology – 3.8%

243	Celgene Corporation, (2)	18,344

374	Theravance Inc., (2)	5,977

220	Vertex Pharmaceuticals Inc., (2)	7,590
	Total Biotechnology	31,911

	Capital Markets – 4.5%

429	Janus Capital Group Inc.	13,016

303	Lazard Limited	12,365

518	SEI Investments Company	11,930
	Total Capital Markets	37,311

	Chemicals – 1.2%

263	Albemarle Corporation	10,239
	Communications Equipment – 4.0%

622	Ciena Corporation, (2)	12,857

788	Juniper Networks Inc., (2)	20,509
	Total Communications Equipment	33,366

	Computers & Peripherals – 3.2%

347	McAfee Inc., (2)	11,364

604	Netwwork Appliance Inc., (2)	15,432
	Total Computers & Peripherals	26,796

	Construction & Engineering – 3.3%

179	Jacobs Engineering Group Inc., (2)	13,844

449	Quanta Services Incorporated, (2)	13,865
	Total Construction & Engineering	27,709

	Consumer Finance – 1.1%

218	Capital One Financial Corporation	9,125
	Electric Utilities – 1.0%

171	PPL Corporation	8,030
	Electrical Equipment – 2.5%

214	Cooper Industries, Ltd., Class A, (2)	9,024

265	Rockwell Automation, Inc.	11,795
	Total Electrical Equipment	20,819

	Electronic Equipment & Instruments – 1.6%

221	Roper Industries Inc.	13,521

13

Portfolio of Investments

Nuveen Rittenhouse Mid-Cap Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Energy Equipment & Services – 6.5%

300	Cooper Cameron Corporation, (2)	$14,328

346	Nabors Industries Limited, (2)	12,615

184	National-Oilwell Varco Inc., (2)	14,468

211	Oceaneering International Inc., (2)	12,795
	Total Energy Equipment & Services	54,206

	Gas Utilities – 1.1%

177	Equitable Resources Inc.	9,248
	Health Care Equipment & Supplies – 4.2%

177	Beckman Coulter, Inc.	12,804

236	Covidien Limited	11,621

586	Hologic Inc., (2)	10,823
	Total Health Care Equipment & Supplies	35,248

	Health Care Providers & Services – 3.1%

279	Quest Diagnostics Incorporated	14,832

370	VCA Antech, Inc., (2)	10,782
	Total Health Care Providers & Services	25,614

	Hotels, Restaurants & Leisure – 2.0%

478	YUM! Brands, Inc.	17,122
	Independent Power Producers & Energy Traders – 1.4%

275	AES Corporation, (2)	4,439

55	Constellation Energy Group	4,574

83	NRG Energy Inc., (2)	3,012
	Total Independent Power Producers & Energy Traders	12,025

	Industrial Conglomerates – 1.7%

324	Textron Inc.	14,084
	IT Services – 1.6%

403	Paychex, Inc.	13,267
	Machinery – 2.7%

179	ITT Industries Inc.	11,986

223	Terex Corporation, (2)	10,555
	Total Machinery	22,541

	Media – 3.5%

511	Discovery Holding Company, Series A, (2)	10,159

244	McGraw-Hill Companies, Inc.	9,923

523	Monster Worldwide Inc., (2)	9,278
	Total Media	29,360

	Metals & Mining – 4.5%

151	Cleveland-Cliffs Inc.	16,370

239	Teck Cominco Limited	10,987

63	United States Steel Corporation	10,103
	Total Metals & Mining	37,460

14

Shares	Description (1)	Value

	Multiline Retail – 3.0%

326	J.C. Penney Company, Inc.	$10,051

350	Kohl’s Corporation, (2)	14,669
	Total Multiline Retail	24,720

	Oil, Gas & Consumable Fuels – 4.6%

186	Peabody Energy Corporation	12,583

253	Range Resources Corporation	12,286

375	Southwestern Energy Company, (2)	13,616
	Total Oil, Gas & Consumable Fuels	38,485

	Personal Products – 2.5%

717	Bare Escentuals, Inc., (2)	8,274

281	Estee Lauder Companies Inc., Class A	12,392
	Total Personal Products	20,666

	Pharmaceuticals – 2.1%

331	Allergan, Inc.	17,189
	Real Estate – 0.4%

32	Macerich Company	1,771

57	Ventas Inc.	2,557
	Total Real Estate Investment Trust	4,328

	Semiconductors & Equipment – 2.8%

799	Marvell Technology Group Ltd., (2)	11,817

1,033	NVIDIA Corporation, (2)	11,818
	Total Semiconductors & Equipment	23,635

	Software – 4.0%

266	Akamai Technologies, Inc., (2)	6,208

438	Electronic Arts Inc. (EA), (2)	18,913

551	THQ, Inc., (2)	8,364
	Total Software	33,485

	Specialty Retail – 4.2%

492	PetSmart Inc.	11,173

512	Staples, Inc.	11,520

320	Tiffany & Co.	12,093
	Total Specialty Retail	34,786

	Textiles, Apparel & Luxury Goods – 2.9%

552	Coach, Inc., (2)	14,082

319	Guess Inc.	10,103
	Total Textiles, Apparel & Luxury Goods	24,185

	Wireless Telecommunication Services – 2.0%

176	American Tower Corporation, (2)	7,374

83	Crown Castle International Corporation, (2)	3,171

15

Portfolio of Investments

Nuveen Rittenhouse Mid-Cap Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Wireless Telecommunication Services (continued)

73	NII Holdings Inc., Class B, (2)	$3,990

53	SBA Communications Corporation, (2)	2,008
	Total Wireless Telecommunication Services	16,543

	Total Investments (cost $870,748) – 92.3%	771,562

	Other Assets Less Liabilities – 7.7%	64,535

	Net Assets – 100%	$836,097

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

16

Statement of Assets and Liabilities

July 31, 2008

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Assets
Investments, at value (cost $963,699 and $870,748, respectively)	$844,740	$771,562
Cash	29,023	74,776
Receivables:
Dividends	347	364
Investments sold	—	9,023
Reclaims	25	—
Total assets	874,135	855,725
Liabilities
Accrued expenses:
Management fees	7,732	7,371
12b-1 distribution and service fees	371	231
Other	11,828	12,026
Total liabilities	19,931	19,628
Net assets	$854,204	$836,097
Class A Shares
Net assets	$213,946	$209,327
Shares outstanding	12,500	12,500
Net asset value per share	$17.12	$16.75
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$18.16	$17.77
Class C Shares
Net assets	$212,898	$208,285
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$17.03	$16.66
Class I Shares (1)
Net assets	$427,360	$418,485
Shares outstanding	24,942	24,947
Net asset value and offering price per share	$17.13	$16.77

Net Assets Consist of:
Capital paid-in	$996,852	$995,534
Undistributed net investment income	—	—
Accumulated net realized gain (loss) from investments	(23,689)	(60,251)
Net unrealized appreciation (depreciation) of investments	(118,959)	(99,186)
Net assets	$854,204	$836,097

(1)	Effective May 1, 2008 Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

17

Statement of Operations

For the period December 3, 2007 (commencement of operations) through July 31, 2008

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Investment Income	$6,060	$4,586
Expenses
Management fees	4,749	5,035
12b-1 service fees – Class A	383	382
12b-1 distribution and service fees – Class B	1,329	954
12b-1 distribution and service fees – Class C	1,528	1,522
Shareholders’ servicing agent fees and expenses	92	92
Custodian’s fees and expenses	4,320	5,034
Trustees’ fees and expenses	115	115
Professional fees	6,384	6,383
Shareholders’ reports – printing and mailing expenses	7,885	7,885
Federal and state registration fees	11	95
Other expenses	2,155	2,154
Total expenses before custodian fee credit and expense reimbursement	28,951	29,651
Custodian fee credit	(312)	(366)
Expense reimbursement	(19,431)	(20,233)
Net expenses	9,208	9,052
Net investment income (loss)	(3,148)	(4,466)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(23,689)	(60,251)
Change in net unrealized appreciation (depreciation) of investments	(118,959)	(99,186)
Net realized and unrealized gain (loss)	(142,648)	(159,437)
Net increase (decrease) in net assets from operations	$(145,796)	$(163,903)

See accompanying notes to financial statements.

18

Statement of Changes in Net Assets

For the period December 3, 2007 (commencement of operations) through July 31, 2008

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Operations
Net investment income (loss)	$(3,148)	$(4,466)
Net realized gain (loss) from investments	(23,689)	(60,251)
Change in net unrealized appreciation (depreciation) of investments	(118,959)	(99,186)
Net increase (decrease) in net assets from operations	(145,796)	(163,903)
Fund Share Transactions
Proceeds from sale of shares	1,240,375	1,236,875
Cost of shares redeemed	(240,375)	(236,875)
Net increase (decrease) in net assets from Fund share transactions	1,000,000	1,000,000
Net increase (decrease) in net assets	854,204	836,097
Net assets at the beginning of period	—	—
Net assets at the end of period	$854,204	$836,097
Undistributed net investment income at the end of period	$—	$—

See accompanying notes to financial statements.

19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Rittenhouse Strategic Growth Fund (“Rittenhouse Strategic Growth”) and Nuveen Rittenhouse Mid-Cap Growth Fund (“Rittenhouse Mid-Cap Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Rittenhouse Strategic Growth ordinarily invests in equity securities of companies with varied market capitalizations in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Rittenhouse Mid-Cap Growth ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell Mid-Cap Growth Index in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds:

•

Effective March 31, 2008, Class B Shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•

Effective May 1, 2008, Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC.

•

Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to

20

be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the period December 3, 2007 (commencement of operations) through July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 3, 2007 (commencement of operations) through July 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

21

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Rittenhouse Strategic Growth		Rittenhouse Mid-Cap Growth
	For the Period 12/3/07 (commencement of operations) through 7/31/08		For the Period 12/3/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,500	$250,000	12,500	$250,000
Class B*	12,500	250,000	12,500	250,000
Class C	12,500	250,000	12,500	250,000
Class I	24,942	490,375	24,947	486,875
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(240,375)	(12,500)	(236,875)
Class C	—	—	—	—
Class I	—	—	—	—
Net increase	49,942	$1,000,000	49,947	$1,000,000

*  Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the period December 3, 2007 (commencement of operations) through July 31, 2008, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Purchases	$1,535,912	$1,669,559
Sales	548,524	733,003

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Cost of investments	$963,699	$872,597

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Gross unrealized:
Appreciation	$29,515	$34,774
Depreciation	(148,474)	(135,809)
Net unrealized appreciation (depreciation) of investments	$(118,959)	$(101,035)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Undistributed net ordinary income*	$—	$—
Undistributed net long-term capital gains	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

22

The tax character of distributions paid during the Funds’ tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

For the period December 3, 2007 (commencement of operations) through July 31, 2008	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Distributions from net ordinary income*	$—	$—
Distributions from net long-term capital gains	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from December 5, 2007 (commencement of operations) through July 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Post October capital losses	$23,689	$58,402

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Rittenhouse Strategic Growth Fund-Level Fee Rate	Rittenhouse Mid-Cap Growth Fund-Level Fee Rate
For the first $125 million	.5900%	.6400%
For the next $125 million	.5775	.6275
For the next $250 million	.5650	.6150
For the next $500 million	.5525	.6025
For the next $1 billion	.5400	.5900
For net assets over $2 billion	.5150	.5650

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2008, the complex-level fee rate was .1878%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (‘‘Managed Assets’’ means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

23

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Rittenhouse Asset Management, Inc. (“Rittenhouse”), a wholly owned subsidiary of Nuveen. Rittenhouse is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive fees and reimburse expenses of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth through November 30, 2010, in order to prevent total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.04% and 1.09% of the average daily net assets of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, respectively, and from exceeding 1.29% and 1.34%, respectively, after November 30, 2010.

The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2008, Nuveen owned 12,500 shares of Class A, 12,500 shares of Class C of both Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, and 24,942 and 24,947 shares of Class I of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, respectively.

During the period December 3, 2007 (commencement of operations) through July 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. As the Trust was established prior to November 15, 2007, each Fund will include SFAS No. 157 in the Trust’s interim report filed with the SEC as of October 31, 2008.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

24

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE STRATEGIC GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2008(e)	$20.00	$(.03)	$(2.85)	$(2.88)	$—	$—	$—	$17.12	(14.40)%	$214	4.45	%*	(3.46	)%*	1.28	%*	(.29	)%*	1.22	%*	(.23	)%*	60%
Class C (12/07)
2008(e)	20.00	(.12)	(2.85)	(2.97)	—	—	—	17.03	(14.85)	213	5.20	*	(4.21	)*	2.03	*	(1.04	)*	1.98	*	(.99	)*	60
Class I (12/07)(f)
2008(e)	20.00	— **	(2.87)	(2.87)	—	—	—	17.13	(14.35)	427	4.20	*	(3.21	)*	1.02	*	.03	*	.97	*	.02	*	60

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

25

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE MID-CAP GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2008(e)	$20.00	$(.06)	$(3.19)	$(3.25)	$—	$—	$—	$16.75	(16.25)%	$209	4.64	%*	(3.89	)%*	1.33	%*	(.57	)%*	1.27	%*	(.51	)%*	83%
Class C (12/07)
2008(e)	20.00	(.15)	(3.19)	(3.34)	—	—	—	16.66	(16.70)	208	5.40	*	(4.65	)*	2.08	*	(1.33	)*	2.02	*	(1.27	)*	83
Class I (12/07)(f)
2008(e)	20.00	(.03)	(3.20)	(3.23)	—	—	—	16.77	(16.15)	418	4.39	*	(3.64	)*	1.07	*	(.32	)*	1.01	*	(.26	)*	83

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Rittenhouse Strategic Growth Fund and Nuveen Rittenhouse Mid-Cap Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period December 3, 2007 (commencement of operations) through July 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

27

Annual Investment Management Agreement Approval Process

The Board Members are responsible for approving advisory arrangements for the Funds. At a meeting held on November 13-15, 2007 (the “Meeting”), the Board Members, including the Independent Board Members, unanimously approved the investment management agreement (each, an “Investment Management Agreement”) between each Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (each, a “Sub-Advisory Agreement”) between NAM and Rittenhouse Asset Management, Inc. (“Rittenhouse”). Rittenhouse is the “Sub-Adviser” and the Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

Earlier in the year, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). In connection with the approval or renewal of the advisory arrangements for other Nuveen funds, the Board Members during the year received information and held several meetings regarding the Transaction and its impact on Nuveen, including on the provision of services by NAM and its affiliates. The Transaction was consummated on November 13, 2007. The Board Members’ considerations regarding the Transaction continue to be relevant with respect to the evaluation of the Investment Management Agreements and Sub-Advisory Agreements for the Funds. Accordingly, the Board Members considered the foregoing, including their deliberations regarding the expected impact of the Transaction on the provision of services by NAM and its affiliates (including the Sub-Adviser), as part of its considerations of the Investment Management Agreements and Sub-Advisory Agreements for the Funds.

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the applicable Fund’s investment strategy;

•	the performance record of certain investment strategies (as described below);

•	the profitability of Nuveen (which incorporated Nuveen’s wholly-owned subsidiaries);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of each Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the applicable Fund. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the performance of certain investment strategies, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. As NAM and Rittenhouse already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Board Members rely upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreements and Sub-Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. The Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Funds with such administrative and other services (exclusive

28

of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment management services, NAM and its affiliates will provide the Funds with a wide range of services, including, among other things: product management; preparing shareholder reports; providing daily accounting; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other fund administrative tasks necessary for the operation of the Funds (such as tax reporting and fulfilling regulatory filing requirements, compliance functions and monitoring and overseeing any sub-adviser).

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that each Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the respective Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were sufficient.

B. Investment Performance

Each Fund is new and therefore does not have its own performance history. The Independent Board Members, however, did receive certain performance information regarding the investment strategy for the Nuveen Rittenhouse Strategic Growth Fund. More specifically, with respect to such Fund, the Board Members received, among other things, performance information for the Rittenhouse strategic growth investment strategy for rolling 12-month periods beginning with the 12-month period from December 31, 2005 to December 31, 2006, and ending with the 12-month period from June 30, 2006 to June 30, 2007.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that a Fund was expected to bear, the Board Members considered, among other things, the respective Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.”

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts. With respect to separately managed accounts, the advisory fees charged to such separately managed accounts are generally lower than those charged to comparable funds. The Board Members have recognized, however, the additional services that are provided (as described above) and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. These services are generally not required to the same extent, if at all, for separate accounts. Accordingly, the Independent Board Members have noted that the nature and number of services provided to operate a fund merit the higher fees than those assessed to the separately managed accounts.

In considering the advisory fees of the Sub-Adviser, the Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients.

3. Profitability

In conjunction with its review of fees at prior meetings, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned subsidiaries). At the Meeting or prior meetings, the Board Members reviewed Nuveen’s revenues, expenses and profitability margins for advisory activities (on both a pre-tax and after-tax basis) and the methodology used to determine profitability. The Board Members have reviewed data comparing Nuveen’s profitability with other investment management companies prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members have recognized the inherent limitations in determining profitability as well as the difficulty in comparing the profitability of other unaffiliated advisers. The Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members have noted the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. The Board Members further received the 2006 Annual Report for Nuveen Investments as well as its quarterly report ending September 30, 2007. As noted below, the Board Members also recognized the recent changes to the complex-wide fee breakpoint schedule that went into effect August 20, 2007. The Board Members further noted that it is difficult to predict with any

29

Annual Investment Management Agreement Approval Process (continued)

degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory services (which includes its affiliated sub-advisers). Based on their review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expected expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

In reviewing compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedule of proposed advisory fees for the Funds, including fund-level breakpoints thereto. In addition to advisory fee breakpoints, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004 and modified in August 2007 to generate additional fee savings. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. Based on their review, the Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Funds.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered, among other things, that an affiliate of NAM will provide distribution and shareholder services to the Funds and will therefore receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan.

In addition to the above, the Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Board Members also considered the soft dollar arrangements of the Sub-Adviser. The Board Members have noted that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it may receive research from brokers that execute the applicable Fund’s portfolio transactions.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Approval

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the respective Investment Management Agreements and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the applicable Fund and that the respective Investment Management Agreements and Sub-Advisory Agreements should be and were approved on behalf of the Funds.

30

Notes

31

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

32

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

33

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

34

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

35

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

36

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Rittenhouse Asset Management, Inc. Five Radnor Corporate Center Radnor, PA 19087	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202)-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

37

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MAN-RSMC-0708D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Symphony Large-Cap Growth Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and Fund Spotlight section of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Symphony Large-Cap Growth Fund features management by Symphony Asset Management (Symphony). We recently spoke with David Wang who is the portfolio manager for the Fund about the key investment strategies and performance of the Fund.

What were the general market conditions during the reporting period?

Equity market conditions during the last months of the period can best be described as bearish. The decline in the equity market was precipitated by the deflation of U.S. housing values after prices had been driven up by relatively easy access to affordable and unrestricted credit. The degree to which declining home prices were to disrupt the repayment of the underlying mortgages began to become apparent in July 2007 with the revelation from Countrywide Financial that potential mortgage losses, beyond those in their sub-prime portfolio, were increasing dramatically. The negative impact of increasing residential loan losses was exacerbated by the widespread use of these mortgage loans in the creation of structured investments held by a wide range of investors globally. The high level of leverage across the financial system combined with an inability to accurately value securities containing layers of re-packaged loans resulted in a cascade of forced selling. The process of unwinding leverage, raising capital and selling off or marking down asset values took on a momentum of its own. This led to weak consumer spending and restrictive credit standards. Additionally, rising commodity prices driven by the industrialization and urbanization of emerging Asian economies caused further economic stress. Equity and bond investors reacted by increasing the premiums required to assume risk, reducing expectations for corporate earnings and adjusting lower the level of valuations to compensate for higher inflation.

How did the Fund perform and what were the main contributors and detractors from the Fund’s performance during the period ending July 31, 2008?

The Class A shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund outperformed both the Lipper Multi-Cap Growth Funds Index and Russell 1000 Growth Index during the twelve month reporting period. Symphony’s process is designed to limit top-down factor exposure so that security selection is the primary driver of performance. For the time period covered in this report, security selection was responsible for the majority of performance, although sector allocation contributed as well. Our bottom-up investment process led the Fund to favor companies dealing in energy, crop nutrients and commodities. We have been cautious towards the financial sector, particularly companies with exposure to credit, sub-prime mortgages, and the U.S. housing market.

Among individual holdings that helped performance, Qualcomm Inc. performed well, with results that consistently met or beat analysts’ forecasts. The company benefited from the global rollout of 3G cellular technology and the shift to higher-ASP, feature-rich smartphones. Monsanto was a beneficiary of the global agriculture boom, driven by worldwide grain stocks at multi-decade lows. Monsanto’s seed technology is a key enabler of higher crop yields in an environment where more food will be needed and little arable land remains unused. CSX Corp. benefited from a continued shift towards rail versus truck transport, driven by higher fuel costs, increased volumes and pricing power due to higher bulk commodity (i.e., coal, fertilizer) exports from the U.S., and an activist shareholder campaign designed to get

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 7/31/08

	1-Year	Since Inception (12/15/06)
Nuveen Symphony Large-Cap Growth Fund A Shares at NAV A Shares at Offer	-0.55% -6.28%	2.03% -1.61%
Lipper Multi-Cap Growth Funds Index[1]	-8.00%	-1.69%
Russell 1000 Growth Index[2]	-6.29%	-0.80%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

management to commit to higher operating targets for the business. Fluor Corp. shares performed extremely well as the growing need for infrastructure (power plants, petrochemical, bridges, desalinization, etc.) worldwide led to a dramatic increase in revenues and a backlog of orders. The company consistently beat estimates and raised guidance through the period. Baxter International was able to increase both gross and operating margins in their business due to a focus on manufacturing efficiencies, as well as optimizing product mix and pricing. Both gross and operating margins increased significantly, and the company delivered better-than-expected results. All of these holdings remain in the portfolio.

Holdings that detracted from Fund performance during the reporting period included Boeing, which saw its share price drop as a result of concerns about the viability of its future orders because of the deteriorating health of the world’s air carriers. We still hold this in the portfolio. Corning’s share price dropped in 2008 due to concerns about macro weakness affecting consumers’ willingness to purchase new LCD televisions. The position was sold after the end of the reporting period. Intel had a year of mixed results, with some positive surprises on the top-line, but concerns/pressures on the bottom-line due to a continued price war with AMD. In addition, the global slowdown in information technology spending put pressure on forward expectations. At period end, Intel continued to be a portfolio holding, although we are under-weight in relation to the benchmark. Wellcare Health Plans suffered a large one-day decline in share price in October 2007 after federal agents raided the company’s headquarters looking for evidence of fraud related to the company’s Medicaid programs. We eliminated this position from the portfolio. Humana Inc. stock lost a third of its value in March 2008, after it significantly guided down first quarter and full year results as a result of higher than expected cost trends in its Medicare Part D business. It is no longer in the portfolio.

1	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

Nuveen Symphony Large-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Symphony Large-Cap Growth Fund compared with the corresponding indexes. The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 4

Fund Spotlight as of 7/31/08 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$20.57	$20.32	$20.63
Latest Ordinary Income Distribution[2]	$0.1000	$0.1000	$0.1167
Inception Date	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares	NAV	Offer
1-Year	-0.55%	-6.28%
Since Inception	2.03%	-1.61%

C Shares	NAV
1-Year	-1.28%
Since Inception	1.27%

I Shares	NAV
1-Year	-0.28%
Since Inception	2.29%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	8.21%	1.22%	7/31/07
Class C	8.97%	1.98%	7/31/07
Class I	7.95%	.96%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-2.03%	-7.67%
Since Inception	2.79%	-1.08%

C Shares	NAV
1-Year	-2.80%
Since Inception	2.02%

I Shares	NAV
1-Year	-1.81%
Since Inception	3.03%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$3,522
Number of Common Stocks	81

Top Five Common Stock Holdings[3]
QUALCOMM Inc.	4.3%
Hewlett-Packard Company	3.5%
International Business Machines Corporation (IBM)	3.0%
Baxter International Inc.	2.9%
Apple, Inc.	2.9%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

3	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 5

Fund Spotlight as of 7/31/08 Nuveen Symphony Large-Cap Growth Fund

Industries[1]
Computers & Peripherals	9.3%
Software	6.7%
Communication Equipment	6.3%
Health Care Equipment & Supplies	5.4%
Semiconductors & Equipment	4.5%
Media	4.5%
Energy Equipment & Services	4.0%
Food & Staples Retailing	4.0%
Food Products	3.4%
Oil, Gas & Consumable Fuels	3.2%
Aerospace & Defense	2.9%
Biotechnology	2.8%
Pharmaceuticals	2.6%
Road & Rail	2.6%
Machinery	2.4%
Hotels, Restaurants & Leisure	2.4%
Health Care Providers & Services	2.2%
IT Services	2.1%
Construction & Engineering	2.1%
Metals & Mining	1.9%
Insurance	1.9%
Electrical Equipment	1.8%
Chemicals	1.7%
Consumer Finance	1.6%
Short-Term Investments	3.0%
Other	14.7%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$1,023.40	$1,019.60	$1,024.80	$1,018.40	$1,014.62	$1,019.64
Expenses Incurred During Period	$6.54	$10.34	$5.29	$6.52	$10.32	$5.27

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.06% and 1.05% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

Annual Report    Page 6

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 2.9%

700	Boeing Company	$42,777

580	Lockheed Martin Corporation	60,511
	Total Aerospace & Defense	103,288

	Auto Components – 0.5%

400	Advance Auto Parts, Inc.	16,436
	Beverages – 1.2%

830	Coca-Cola Company	42,745
	Biotechnology – 2.8%

490	Cephalon, Inc., (2)	35,848

410	Genentech, Inc., (2)	39,053

310	Genzyme Corporation, (2)	23,762
	Total Biotechnology	98,663

	Chemicals – 1.8%

90	CF Industries Holdings, Inc.	14,711

370	Mosaic Company, (2)	47,068
	Total Chemicals	61,779

	Commercial Banks – 0.4%

180	Northern Trust Corporation	14,071
	Communication Equipment – 6.4%

3,714	Corning Incorporated	74,317

2,740	QUALCOMM Inc.	151,630
	Total Communication Equipment	225,947

	Computers & Peripherals – 9.4%

640	Apple, Inc., (2)	101,728

2,760	Hewlett-Packard Company	123,648

830	International Business Machines Corporation (IBM)	106,223
	Total Computers & Peripherals	331,599

	Construction & Engineering – 2.1%

740	Fluor Corporation	60,199

250	Foster Wheeler, Limited, (2)	14,193
	Total Construction & Engineering	74,392

	Consumer Finance – 1.6%

150	MasterCard, Inc.	36,623

290	Visa Inc.	21,187
	Total Consumer Finance	57,810

	Diversified Consumer Services – 1.0%

590	Apollo Group, Inc., (2)	36,751
	Diversified Financial Services – 0.6%

830	Western Union Company	22,941
	Electric Utilities – 0.3%

370	DPL Inc.	9,391

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Electrical Equipment – 1.8%

950	Emerson Electric Company	$46,265

60	First Solar Inc., (2)	17,107
	Total Electrical Equipment	63,372

	Energy Equipment & Services – 4.1%

890	Cooper Cameron Corporation, (2)	42,506

718	FMC Technologies Inc., (2)	44,358

280	Transocean Inc., (2)	38,088

268	Unit Corporation, (2)	18,103
	Total Energy Equipment & Services	143,055

	Food & Staples Retailing – 4.0%

280	Costco Wholesale Corporation	17,550

2,390	Kroger Co.	67,589

950	Wal-Mart Stores, Inc.	55,689
	Total Food & Staples Retailing	140,828

	Food Products – 3.4%

610	General Mills, Inc.	39,278

460	H.J. Heinz Company	23,175

490	Monsanto Company	58,364
	Total Food Products	120,817

	Gas Utilities – 1.0%

640	Questar Corporation	33,843
	Health Care Equipment & Supplies – 5.5%

1,530	Baxter International Inc.	104,973

280	Becton, Dickinson and Company	23,775

1,360	Saint Jude Medical Inc., (2)	63,349
	Total Health Care Equipment & Supplies	192,097

	Health Care Providers & Services – 2.3%

1,130	Express Scripts, Inc., (2)	79,710
	Hotels, Restaurants & Leisure – 2.4%

1,290	McDonald’s Corporation	77,129

90	Wynn Resorts Ltd	8,773
	Total Hotels, Restaurants & Leisure	85,902

	Household Products – 1.3%

640	Colgate-Palmolive Company	47,533
	Independent Power Producers & Energy Traders – 0.8%

920	Mirant Corporation, (2)	28,161
	Industrial Conglomerates – 0.9%

290	Walter Industries Inc.	30,412
	Insurance – 1.9%

340	Ace Limited	17,238

900	AFLAC Incorporated	50,049
	Total Insurance	67,287

Shares	Description (1)	Value

	Internet Software & Services – 0.7%

340	Sohu.com Inc.	$25,663
	IT Services – 2.1%

1,810	Accenture Limited	75,586
	Leisure Equipment & Products – 1.0%

920	Hasbro, Inc.	35,622
	Machinery – 2.5%

610	AGCO Corporation, (2)	36,509

180	Flowserve Corporation	24,001

210	SPX Corporation	26,624
	Total Machinery	87,134

	Media – 4.5%

3,030	DIRECTV Group, Inc., (2)	81,871

2,570	Walt Disney Company	78,000
	Total Media	159,871

	Metals & Mining – 1.9%

520	Freeport-McMoRan Copper & Gold, Inc.	50,310

110	United States Steel Corporation	17,640
	Total Metals & Mining	67,950

	Multiline Retail – 1.1%

580	Big Lots, Inc., (2)	17,667

550	Dollar Tree Stores Inc., (2)	20,625
	Total Multiline Retail	38,292

	Oil, Gas & Consumable Fuels – 3.3%

225	Continental Resources Inc., (2)	12,852

370	Hess Corporation	37,518

300	Massey Energy Company	22,275

790	Petrohawk Energy Corporation, (2)	26,323

370	W&T Offshore Inc.	16,376
	Total Oil, Gas & Consumable Fuels	115,344

	Personal Products – 0.3%

250	Herbalife, Limited	10,798
	Pharmaceuticals – 2.7%

400	Eli Lilly and Company	18,844

1,560	Merck & Co. Inc.	51,324

1,130	Schering-Plough Corporation	23,820
	Total Pharmaceuticals	93,988

	Road & Rail – 2.6%

1,350	CSX Corporation	91,233
	Semiconductors & Equipment – 4.5%

2,390	Broadcom Corporation, Class A, (2)	58,053

1,440	Intel Corporation	31,954

2,080	Marvell Technology Group Ltd., (2)	30,763

1,870	National Semiconductor Corporation	39,177
	Total Semiconductors & Equipment	159,947

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Software – 6.8%

2,140	Adobe Systems Incorporated, (2)	$88,489

1,230	Autodesk, Inc., (2)	39,225

950	Salesforce.com, Inc., (2)	60,601

2,360	Symantec Corporation, (2)	49,725
	Total Software	238,040

	Specialized REIT – 0.2%

180	Rayonier Inc.	8,410
	Specialty Retail – 0.6%

150	AutoZone, Inc., (2)	19,544
	Textiles, Apparel & Luxury Goods – 0.5%

280	Nike, Inc., Class B	16,430
	Thrifts & Mortgage Finance – 1.1%

2,040	Hudson City Bancorp, Inc.	37,250
	Tobacco – 1.2%

800	Philip Morris International, (2)	41,320
	Total Common Stocks (cost $3,345,544)	3,451,252

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.1%
$108	Repurchase Agreement with State Street Bank, dated 7/31/08, repurchase price $108,331, collateralized by $95,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $114, 594	1.840%	8/01/08	$108,325

	Total Short-Term Investments (cost $108,325)			108,325

	Total Investments (cost $3,453,869) – 101.1%			3,559,577

	Other Assets Less Liabilities – (1.1)%			(37,204)

	Net Assets – 100%			$3,522,373

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

Nuveen Symphony Large-Cap Growth Fund

July 31, 2008

Assets
Investments, at value (cost $3,453,869)	$3,559,577
Receivables:
Dividends and interest	855
Investments sold	14,585
Total assets	3,575,017
Liabilities
Payable for investments purchased	39,314
Accrued expenses:
Management fees	2,183
12b-1 distribution and service fees	275
Other	10,872
Total liabilities	52,644
Net assets	$3,522,373
Class A Shares
Net assets	$257,106
Shares outstanding	12,500
Net asset value per share	$20.57
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.82
Class C Shares
Net assets	$253,963
Shares outstanding	12,500
Net asset value and offering price per share	$20.32
Class I Shares(1)
Net assets	$3,011,304
Shares outstanding	145,950
Net asset value and offering price per share	$20.63

Net Assets Consist of:
Capital paid-in	$3,464,460
Undistributed net investment income	—
Accumulated net realized gain (loss) from investments	(47,795)
Net unrealized appreciation (depreciation) of investments	105,708
Net assets	$3,522,373

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Nuveen Symphony Large-Cap Growth Fund

Year Ended July 31, 2008

Dividend and Interest Income	$10,884
Expenses
Management fees	10,103
12b-1 service fees – Class A	656
12b-1 distribution and service fees – Class B	1,944
12b-1 distribution and service fees – Class C	2,610
Shareholders’ servicing agent fees and expenses	170
Custodian’s fees and expenses	8,543
Trustees’ fees and expenses	87
Professional fees	9,983
Shareholders’ reports – printing and mailing expenses	2,600
Federal and state registration fees	29
Other expenses	74
Total expenses before custodian fee credit and expense reimbursement	36,799
Custodian fee credit	(477)
Expense reimbursement	(18,468)
Net expenses	17,854
Net investment income (loss)	(6,970)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(32,039)
Change in net unrealized appreciation (depreciation) of investments	57,635
Net realized and unrealized gain (loss)	25,596
Net increase (decrease) in net assets from operations	$18,626

See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Symphony Large-Cap Growth Fund

	Year Ended 7/31/08	For the Period 12/15/06 (commencement of operations) through 7/31/07
Operations
Net investment income (loss)	$(6,970)	$(4,584)
Net realized gain (loss) from investments	(32,039)	(6,641)
Change in net unrealized appreciation (depreciation) of investments	57,635	48,073
Net increase (decrease) in net assets from operations	18,626	36,848
Distributions to Shareholders
From net investment income:
Class A	—	—
Class C	—	—
Class I (1)	(209)	—
From accumulated net realized gains:
Class A	(570)	—
Class C	(570)	—
Class I (1)	(1,140)	—
Tax return of capital:
Class A	(680)	—
Class C	(680)	—
Class I (1)	(1,360)	—
Decrease in net assets from distributions to shareholders	(5,209)	—
Fund Share Transactions
Proceeds from sale of shares	2,737,953	1,000,000
Cost of shares redeemed	(265,845)	—
Net increase (decrease) in net assets from Fund share transactions	2,472,108	1,000,000
Net increase (decrease) in net assets	2,485,525	1,036,848
Net assets at the beginning of period	1,036,848	—
Net assets at the end of period	$3,522,373	$1,036,848
Undistributed net investment income at the end of period	$—	$209

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

13

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“the Fund”). The Trust was organized as a Massachusetts business trust in 1997.

The Fund ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Growth Index in an attempt to provide long-term capital appreciation.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Fund:

•

Effective March 31, 2008, Class B Shares are no longer available for the Fund. As of March 31, 2008, all outstanding Class B Shares for the Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•

Effective May 1, 2008, Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC.

•

Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

14

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

The Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, the Fund did not make any such investments during the fiscal year ended July 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

15

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/08		For the Period 12/15/06 (commencement of operations) through 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B*	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class I	133,590	2,737,953	12,500	250,000
	133,590	2,737,953	50,000	1,000,000
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(263,000)	—	—
Class C	—	—	—	—
Class I	(140)	(2,845)	—	—
	(12,640)	(265,845)	—	—
Net increase (decrease)	120,950	$2,472,108	50,000	$1,000,000

* Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2008, aggregated $3,731,764 and $1,350,785, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At July 31, 2008, the cost of investments was $3,459,675.

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

Gross unrealized:
Appreciation	$201,441
Depreciation	(101,539)
Net unrealized appreciation (depreciation) of investments	$99,902

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

16

The tax character of distributions paid during the Fund’s tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008
Distributions from net ordinary income *	$2,489
Distributions from net long-term capital gains	—
Tax return of capital	2,720

For the period December 15, 2006 (commencement of operations) through July 31, 2007
Distributions from net ordinary income *	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $41,989 were treated as having arisen on the first day of the following fiscal year.

5. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.6500%
For the next $125 million	.6375
For the next $250 million	.6250
For the next $500 million	.6125
For the next $1 billion	.6000
For net assets over $2 billion	.5750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

17

Notes to Financial Statements (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (‘‘Managed Assets’’ means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony Asset Management (“Symphony”), a wholly owned subsidiary of Nuveen, under which Symphony manages the investment portfolio of the Fund. Symphony is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of the Fund through November 30, 2010 in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.10%, of the average daily net assets of the Fund from exceeding 1.35%, after November 30, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in the Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2008, Nuveen owned 12,500 shares of Class A, 12,500 shares of Class C and 24,842 shares of Class I of the Fund.

During the fiscal year ended July 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and any sub-adviser of the Fund, and resulted in the automatic termination of such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Fund to pursue their investment objectives and policies.

18

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, FSAB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

19

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
LARGE-CAP GROWTH												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2008	$20.78	$(.07)	$(.04)	$(.11)	$—	$(.04)	$(.06)	$(.10)	$20.57	(.55)%	$257	3.14%		(2.16)%		1.33%		(.35)%		1.29%		(.31)%		110%
2007(e)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90	260	8.21	*	(7.39	)*	1.34	*	(.51	)*	1.22	*	(.39	)*	72
Class C (12/06)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)	254	3.89		(2.91)		2.09		(1.11)		2.05		(1.07)		110
2007(e)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40	258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	1.98	*	(1.15	)*	72
Class I (12/06) (f)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)	3,011	2.40		(1.56)		1.09		(.25)		1.05		(.21)		110
2007(e)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05	260	7.95	*	(7.13	)*	1.08	*	(.26	)*	.96	*	(.14	)*	72

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investments Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Large Cap Growth Fund (a series of the Nuveen Investments Trust II, hereafter referred to as the “Fund”) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

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Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements of the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement,” and the Investment Management Agreement and the Sub-Advisory Agreement are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In considering the renewal of the Sub-Advisory Agreement, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the

22

Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited the Sub-Adviser. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing the Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

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Annual Investment Management Agreement Approval Process (continued)

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees

24

received and retained by the Fund’s principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreement be renewed.

25

Notes

26

Notes

27

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Nuveen Symphony Large-Cap Growth Fund hereby designates 100.00% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

33

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-SLCG-0708D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Mid-Cap Core Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund and Nuveen Symphony Mid-Cap Core Fund all feature management by Symphony Asset Management (Symphony). We recently spoke with David Wang who is the portfolio manager for all the Funds about the key investment strategies and performance of the Funds.

What were the general market conditions during the reporting period?

Equity market conditions during the last months of the reporting period can best be described as bearish. The decline in the equity market was precipitated by the deflation of U.S. housing values after prices had been driven up by relatively easy access to affordable and unrestricted credit. The degree to which declining home prices were to disrupt the repayment of the underlying mortgages began to become apparent in July 2007 with the revelation from Countrywide Financial that potential mortgage losses, beyond those in their sub-prime portfolio, were increasing dramatically. The negative impact of increasing residential loan losses was exacerbated by the widespread use of these mortgage loans in the creation of structured investments held by a wide range of investors globally. The high level of leverage across the financial system combined with an inability to accurately value securities containing layers of re-packaged loans resulted in a cascade of forced selling. The process of unwinding leverage, raising capital and selling off or marking down asset values took on a momentum of its own. This led to weak consumer spending and restrictive credit standards. Additionally, rising commodity prices driven by the industrialization and urbanization of emerging Asian economies caused further economic stress. Equity and bond investors reacted by increasing the premiums required to assume risk, reducing expectations for corporate earnings and adjusting lower the level of valuations to compensate for higher inflation.

How did the Funds perform during the period ending July 31, 2008?

The table on page three provides performance information for the three Funds (Class A shares at net asset value) for the one-year and since inception periods ended July 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What were the main contributors and detractors from the Funds’ performance during the period?

Nuveen Symphony All-Cap Core Fund

The class A shares at net asset value for the Nuveen Symphony All-Cap Core Fund outperformed both the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index during the reporting period. The primary driver of performance as compared to the benchmark index was stock selection. Top performing sectors for the Fund were energy and materials, both of which benefited from the rise in commodity prices.

Among individual holdings that helped performance, Monsanto Company was a beneficiary of the global agriculture boom, driven by worldwide grain stocks at multi-decade lows. Monsanto’s seed technology is a key enabler of higher crop yields in an environment where more food will be needed and little arable land remains unused. Global integrated oil company Hess Oil gained ground as well, rising on increased energy production and growth in oil reserves. CF Industries continued to beat earnings due to increased demand for food, which in turn has created a supply/demand imbalance for the crop nutrients they manufacture.

Holdings that detracted from Fund performance included Boeing, which saw its share price drop as a result of concerns about the viability of its future

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares —

Average Annual Total Returns as of 7/31/08

	Annualized
	1-Year	Since Inception (5/31/2006)
Nuveen Symphony All-Cap Core Fund A Shares at NAV A Shares at Offer	-1.46% -7.15%	3.95% 1.16%
Lipper Multi-Cap Core Funds Index[1]	-11.11%	1.65%
Russell 3000 Index[2]	-10.32%	1.91%

Nuveen Symphony Small-Mid Cap Core Fund A Shares at NAV A Shares at Offer	-4.39% -9.89%	2.29% -0.46%
Lipper Small-Cap Growth Funds Index[3]	-11.20%	-0.23%
Russell 2500 Index[4]	-8.42%	1.16%

Nuveen Symphony Mid-Cap Core Fund A Shares at NAV A Shares at Offer	-0.95% -6.65%	5.07% 2.24%
Lipper Mid-Cap Core Funds Index[5]	-8.83%	2.47%
Russell Midcap Index[6]	-10.10%	2.14%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Small-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

orders because of the deteriorating health of the world’s air carriers. We still hold this stock in the portfolio. Humana Inc. stock lost a third of its value in March 2008, after it significantly guided down first quarter and full year results as a result of higher than expected cost trends in its Medicare Part D business. It is no longer in the portfolio. Reliant Energy also performed poorly. The regulated power company based in Texas missed earnings due to increased competition for natural gas. Synchora Holdings, formerly SCA Capital, is a bond insurer that was adversely affected by the crisis in U.S. credit markets. Both positions were sold from the portfolio.

Nuveen Symphony Small-Mid Cap Core Fund

During the reporting period, the Class A shares at net asset value for the Nuveen Symphony Small-Mid Cap Core Fund outperformed both of its comparative indexes, the Lipper Small-Cap Growth Funds Index and Russell 2500 Index. Stock selection was a primary driver of outperformance as compared to the benchmark index. Energy and consumer staples were two of the sectors that added to performance.

Companies that were positive contributors to performance during the reporting period were CF Industries, Illumina Inc. and McMoran Exploration Company. CF Industries continued to beat earnings due to increased demand for food, which in turn has created a supply/demand imbalance for the crop nutrients they manufacture. Illumina, a company which provides a line of products and services that serve the genetic markets, gained on guidance of earnings and revenue above estimates. McMoran is engaged in the exploration, development and production of oil and natural gas offshore in the Gulf of Mexico and onshore in the Gulf Coast area and performed well due to rising oil and gas prices.

Holdings that detracted from Fund performance during the reporting period included Wellcare Health Plans, which suffered a large one-day decline in share price in October 2007 after federal agents raided the company’s headquarters looking for evidence of fraud related to the company’s Medicaid programs. We eliminated this position from the portfolio. Synchora Holdings, formerly SCA Capital, is a bond insurer that was adversely affected by the crisis in U.S. credit markets. RTI International Metals, Inc. is a producer and supplier of titanium mill products and a supplier of fabricated titanium and specialty metal components for the global market. RTI was impacted by production delays of Boeing’s 787 and the general downturn of the airline industry. Both positions were sold from the portfolio.

Nuveen Symphony Mid-Cap Core Fund

During the twelve-month reporting period, the Class A shares at net asset value for the Nuveen Symphony Mid-Cap Core Fund outperformed both of its comparative indices, the Lipper Mid-Cap Core Funds Index and Russell Midcap Index. As compared to the benchmark index, the Russell Midcap Index, the Fund was evenly spread across all sectors. The best performing sector in comparison to the index was the financial sector, and the worst performing sector was health care.

Mosaic Company and Hess Oil were two of the best performing companies. Both delivered strong earnings on the back of a rise in commodity prices. Fluor Corporation, a construction and engineering company, also added to performance. The company benefited from new contracts for large scale energy and utility projects. We continue to hold all three companies.

Wellcare Health Plans traded down during the period due to a Federal and subsequent state investigation into billing practices. The Fund no longer holds a position in the company. Humana was another poor performer during the reporting period. The company suffered from higher medical costs, increased competition for subscribers, and uncertainty related to Medicare. Regulated power company Reliant Energy also declined. All three of these holding were sold during the reporting period.

Annual Report    Page 4

Nuveen Symphony All-Cap Core Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Small-Mid Cap Core Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Small-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Growth Funds category. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Nuveen Symphony Mid-Cap Core Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Fund Spotlight as of 7/31/08 Nuveen Symphony All-Cap Core Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$20.12	$19.79	$20.20
Latest Capital Gain Distribution[2]	$0.7620	$0.7620	$0.7620
Latest Ordinary Income Distribution[3]	$0.8833	$0.8833	$0.8833
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares	NAV	Offer
1-Year	-1.46%	-7.15%
Since Inception	3.95%	1.16%

C Shares	NAV
1-Year	-2.19%
Since Inception	3.19%

I Shares	NAV
1-Year	-1.22%
Since Inception	4.22%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.14%	1.29%	7/31/07
Class C	4.89%	2.05%	7/31/07
Class I	3.89%	1.04%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-5.64%	-11.06%
Since Inception	4.68%	1.76%

C Shares	NAV
1-Year	-6.31%
Since Inception	3.92%

I Shares	NAV
1-Year	-5.41%
Since Inception	4.94%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$1,000
Number of Common Stocks	225

Top Five Common Stock Holdings[4]
QUALCOMM Inc.	2.6%
Mosaic Company	2.1%
Apple, Inc.	1.9%
International Business Machines Corporation (IBM)	1.8%
CSX Corporation	1.7%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 7

Fund Spotlight as of 7/31/08 Nuveen Symphony All-Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	7.0%
Computers & Peripherals	5.8%
Energy Equipment & Services	4.0%
Chemicals	3.8%
Communications Equipment	3.7%
Software	3.7%
Insurance	3.3%
Machinery	3.3%
Road & Rail	3.0%
Commercial Banks	2.8%
Beverages	2.7%
Capital Markets	2.7%
Food Products	2.6%
Food & Staples Retailing	2.5%
Semiconductors & Equipment	2.4%
Pharmaceuticals	2.3%
Electric Utilities	2.2%
Metals & Mining	2.2%
Hotels, Restaurants & Leisure	2.1%
Biotechnology	2.1%
Media	2.1%
Health Care Equipment & Supplies	2.0%
Tobacco	2.0%
Consumer Finance	1.9%
Diversified Financial Services	1.9%
Electronic Equipment & Instruments	1.9%
Gas Utilities	1.9%
Thrifts & Mortgage Finance	1.7%
Aerospace & Defense	1.5%
Specialty Retail	1.4%
Multiline Retail	1.4%
Health Care Providers & Services	1.3%
Other	14.8%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$1,017.70	$1,014.30	$1,019.20	$1,018.30	$1,014.57	$1,019.59
Expenses Incurred During Period	$6.62	$10.37	$5.32	$6.62	$10.37	$5.32

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.32%, 2.07% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 8

Fund Spotlight as of 7/31/08 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$19.76	$19.45	$19.85
Latest Capital Gain Distribution[2]	$1.2200	$1.2200	$1.2200
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares	NAV	Offer
1-Year	-4.39%	-9.89%
Since Inception	2.29%	-0.46%

C Shares	NAV
1-Year	-5.10%
Since Inception	1.53%

I Shares	NAV
1-Year	-4.15%
Since Inception	2.54%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.27%	1.37%	7/31/07
Class C	5.03%	2.12%	7/31/07
Class I	4.02%	1.12%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-9.26%	-14.46%
Since Inception	2.86%	-0.02%

C Shares	NAV
1-Year	-9.95%
Since Inception	2.09%

I Shares	NAV
1-Year	-9.03%
Since Inception	3.12%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$982
Number of Common Stocks	149

Top Five Common Stock Holdings[3]
Illumina Inc.	2.2%
Big Lots, Inc.	2.1%
Flowers Foods Inc.	1.5%
Terra Industries, Inc.	1.3%
Alnylam Pharmaceuticals, Inc.	1.3%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 9

Fund Spotlight as of 7/31/08 Nuveen Symphony Small-Mid Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	5.2%
Machinery	4.9%
Specialty Retail	4.2%
Commercial Banks	3.9%
Energy Equipment & Services	3.4%
Chemicals	3.2%
Semiconductors & Equipment	2.9%
Insurance	2.9%
Life Sciences Tools & Services	2.8%
Software	2.8%
Electronic Equipment & Instruments	2.7%
Food Products	2.4%
Multiline Retail	2.4%
Hotels, Restaurants & Leisure	2.3%
Metals & Mining	2.1%
Retail REIT	2.0%
Electric Utilities	2.0%
Computers & Peripherals	1.9%
Biotechnology	1.9%
Gas Utilities	1.9%
Internet Software & Services	1.7%
Leisure Equipment & Products	1.7%
Road & Rail	1.6%
Capital Markets	1.5%
Diversified Consumer Services	1.5%
Commercial Services & Supplies	1.4%
Aerospace & Defense	1.4%
Media	1.4%
Household Durables	1.4%
IT Services	1.3%
Construction & Engineering	1.3%
Beverages	1.3%
Short-Term Investments	9.9%
Other	14.8%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$1,050.50	$1,046.80	$1,051.40	$1,018.05	$1,014.32	$1,019.39
Expenses Incurred During Period	$6.98	$10.79	$5.61	$6.87	$10.62	$5.52

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.12% and 1.10% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 7/31/08 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$20.84	$20.50	$20.93
Latest Capital Gain Distribution[2]	$0.2487	$0.2487	$0.2487
Latest Ordinary Income Distribution[3]	$1.1588	$1.1588	$1.1588
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares	NAV	Offer
1-Year	-0.95%	-6.65%
Since Inception	5.07%	2.24%

C Shares	NAV
1-Year	-1.66%
Since Inception	4.29%

I Shares	NAV
1-Year	-0.68%
Since Inception	5.33%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.06%	1.31%	7/31/07
Class C	4.81%	2.06%	7/31/07
Class I	3.80%	1.06%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-3.74%	-9.26%
Since Inception	6.17%	3.20%

C Shares	NAV
1-Year	-4.48%
Since Inception	5.37%

I Shares	NAV
1-Year	-3.47%
Since Inception	6.45%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$1,035
Number of Common Stocks	93

Top Five Common Stock Holdings[4]

CSX Corporation	3.1%
Hudson City Bancorp, Inc.	2.8%
Northern Trust Corporation	2.5%
Apollo Group, Inc.	2.5%
Network Appliance Inc.	2.4%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 11

Fund Spotlight as of 7/31/08 Nuveen Symphony Mid-Cap Core Fund

Industries[1]
Energy Equipment & Services	5.9%
Semiconductors & Equipment	5.8%
Machinery	5.6%
Oil, Gas & Consumable Fuels	5.4%
Insurance	5.2%
Software	5.1%
Road & Rail	4.8%
Chemicals	3.6%
Computers & Peripherals	3.2%
Specialty Retail	3.2%
Electric Utilities	3.1%
Multiline Retail	3.1%
Thrifts & Mortgage Finance	2.8%
Commercial Banks	2.5%
Diversified Consumer Services	2.5%
Commercial Services & Supplies	2.4%
Specialized REIT	2.4%
Food Products	2.3%
Health Care Providers & Services	2.1%
Diversified Financial Services	1.8%
Hotels, Restaurants & Leisure	1.8%
Gas Utilities	1.8%
Construction & Engineering	1.8%
Electronic Equipment & Instruments	1.7%
Auto Components	1.6%
Consumer Finance	1.5%
Capital Markets	1.4%
Household Durables	1.4%
Other	14.2%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$1,042.00	$1,038.50	$1,043.40	$1,018.40	$1,014.67	$1,019.34
Expenses Incurred During Period	$6.60	$10.39	$5.64	$6.52	$10.27	$5.57

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.05% and 1.11% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 12

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 1.4%

71	Boeing Company	$4,339

21	Esterline Technologies Corporation, (2)	1,024

65	Lockheed Martin Corporation	6,781

81	Orbital Sciences Corporation, (2)	2,026
	Total Aerospace & Defense	14,170

	Beverages – 2.6%

20	Boston Beer Company, (2)	906

293	Coca-Cola Company	15,090

107	Molson Coors Brewing Company, Class B	5,775

164	Pepsi Bottling Group, Inc.	4,567
	Total Beverages	26,338

	Biotechnology – 2.1%

79	Alnylam Pharmaceuticals, Inc.	2,748

95	Cephalon, Inc., (2)	6,950

39	Genentech, Inc., (2)	3,715

96	Genzyme Corporation, (2)	7,358
	Total Biotechnology	20,771

	Capital Markets – 2.6%

206	Bank of New York Company, Inc.	7,313

84	BGC Partners Inc., Class A, (2)	596

75	Calamos Asset Management, Inc. Class A	1,535

38	Franklin Resources, Inc.	3,823

220	Invesco LTD	5,124

141	JPMorgan Chase & Co.	5,729

108	TD Ameritrade Holding Corporation, (2)	2,151
	Total Capital Markets	26,271

	Chemicals – 3.7%

55	Air Products & Chemicals Inc.	5,237

21	CF Industries Holdings, Inc.	3,433

66	Eastman Chemical Company	3,957

163	Mosaic Company, (2)	20,735

75	Terra Industries, Inc., (2)	4,050
	Total Chemicals	37,412

	Commercial Banks – 2.8%

124	BB&T Corporation	3,474

64	Community Bank System Inc.	1,510

128	Northern Trust Corporation	10,006

83	PNC Financial Services Group, Inc.	5,917

30	Prosperity Bancshares, Inc.	963

31	SVB Financial Group, (2)	1,785

36	UMB Financial Corporation	1,983

107	Wachovia Corporation	1,848
	Total Commercial Banks	27,486

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.9%

251	Corrections Corporation of America, (2)	$7,036

21	Dun and Bradstreet Inc.	2,029
	Total Commercial Services & Supplies	9,065

	Communication Equipment – 3.6%

29	Comtech Telecom Corporation, (2)	1,425

425	Corning Incorporated	8,504

43	Interdigital Inc., (2)	998

460	QUALCOMM Inc.	25,453
	Total Communication Equipment	36,380

	Computers & Peripherals – 5.7%

114	Apple, Inc., (2)	18,120

332	Hewlett-Packard Company	14,874

140	International Business Machines Corporation (IBM)	17,917

43	NCR Corporation, (2)	1,155

179	Network Appliance Inc., (2)	4,573
	Total Computers & Peripherals	56,639

	Construction & Engineering – 0.9%

104	Fluor Corporation	8,460

33	Perini Corporation, (2)	903
	Total Construction & Engineering	9,363

	Consumer Finance – 1.9%

42	MasterCard, Inc.	10,254

118	Visa Inc.	8,621
	Total Consumer Finance	18,875

	Containers & Packaging – 0.1%

39	Packaging Corp. of America	995
	Diversified Consumer Services – 1.0%

115	Apollo Group, Inc., (2)	7,163

34	ITT Educational Services, Inc., (2)	3,012
	Total Diversified Consumer Services	10,175

	Diversified Financial Services – 1.8%

461	Citigroup Inc.	8,616

58	Eaton Vance Corporation	2,154

275	Western Union Company	7,601
	Total Diversified Financial Services	18,371

	Diversified REIT – 0.1%

52	Lexington Corporate Properties Trust	749
	Diversified Telecommunication Services – 1.0%

206	AT&T Inc.	6,347

48	Cbeyond Inc., (2)	825

55	Embarq Corporation	2,517
	Total Diversified Telecommunication Services	9,689

Shares	Description (1)	Value

	Electric Utilities – 2.2%

184	Edison International	$8,895

59	El Paso Electric Company, (2)	1,219

45	Exelon Corporation	3,538

86	FPL Group, Inc.	5,550

60	Progress Energy, Inc.	2,539
	Total Electric Utilities	21,741

	Electrical Equipment – 1.2%

205	Emerson Electric Company	9,984

7	First Solar Inc., (2)	1,996
	Total Electrical Equipment	11,980

	Electronic Equipment & Instruments – 1.8%

11	Itron Inc., (2)	1,016

39	Mettler-Toledo International Inc., (2)	4,193

36	Multi Fineline Electronix, Inc.	960

23	Teledyne Technologies Inc., (2)	1,447

177	Thermo Fisher Scientific, Inc., (2)	10,712
	Total Electronic Equipment & Instruments	18,328

	Energy Equipment & Services – 3.9%

14	Atwood Oceanics Inc., (2)	643

22	Cabot Oil & Gas Corporation	968

146	Cooper Cameron Corporation, (2)	6,973

14	Dawson Geophysical Company, (2)	919

54	Dresser Rand Group, Inc., (2)	2,057

98	FMC Technologies Inc., (2)	6,054

235	Global Industries, Limited, (2)	2,806

51	Matrix Service Company, (2)	1,151

25	National-Oilwell Varco Inc., (2)	1,966

85	Noble Corporation	4,409

99	Patterson-UTI Energy, Inc.	2,814

117	Pride International Inc., (2)	4,535

28	Transocean Inc., (2)	3,809
	Total Energy Equipment & Services	39,104

	Food & Staples Retailing – 2.4%

83	Costco Wholesale Corporation	5,202

206	Kroger Co.	5,826

23	Nash Finch Company	908

207	Safeway Inc.	5,531

110	Wal-Mart Stores, Inc.	6,448
	Total Food & Staples Retailing	23,915

	Food Products – 2.5%

86	Dean Foods Company, (2)	1,809

42	Diamond Foods Inc.	1,021

107	Flowers Foods Inc.	3,217

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Food Products (continued)

62	General Mills, Inc.	$3,992

178	H.J. Heinz Company	8,968

50	Monsanto Company	5,956
	Total Food Products	24,963

	Gas Utilities – 1.8%

95	Energen Corporation	5,719

161	Questar Corporation	8,514

145	Spectra Energy Corporation	3,940
	Total Gas Utilities	18,173

	Health Care Equipment & Supplies – 1.9%

15	Analogic Corporation	1,098

153	Baxter International Inc.	10,497

142	Saint Jude Medical Inc., (2)	6,614

28	Surmodics Inc., (2)	1,179
	Total Health Care Equipment & Supplies	19,388

	Health Care Providers & Services – 1.2%

175	Express Scripts, Inc., (2)	12,345
	Hotels, Restaurants & Leisure – 2.1%

15	Bally Technologies, Inc., (2)	477

105	Burger King Holdings Inc.	2,817

128	McDonald’s Corporation	7,653

82	Pinnacle Entertainment Inc.	927

103	Starbucks Corporation, (2)	1,513

18	WMS Industries Inc., (2)	507

71	Wynn Resorts Ltd	6,921
	Total Hotels, Restaurants & Leisure	20,815

	Household Durables – 0.5%

103	Jarden Corporation, (2)	2,475

24	MDC Holdings Inc.	996

31	Tupperware Corporation	1,209
	Total Household Durables	4,680

	Household Products – 1.2%

161	Colgate-Palmolive Company	11,957
	Independent Power Producers & Energy Traders – 0.2%

48	NRG Energy Inc., (2)	1,742
	Industrial Conglomerates – 1.2%

244	General Electric Company	6,903

27	Teleflex Inc.	1,656

32	Walter Industries Inc.	3,356
	Total Industrial Conglomerates	11,915

	Insurance – 3.2%

41	Ace Limited	2,079

147	AFLAC Incorporated	8,175

Shares	Description (1)	Value

	Insurance (continued)

68	Amtrust Financial Services, Inc.	$991

93	Aon Corporation	4,259

73	Arch Capital Group Limited, (2)	5,090

27	Aspen Insurance Holdings Limited, (2)	686

69	Assurant Inc.	4,148

48	Axis Capital Holdings Limited	1,521

37	First Mercury Financial Corporation	592

54	HCC Insurance Holdings Inc.	1,223

145	WR Berkley Corporation	3,425
	Total Insurance	32,189

	Internet Software & Services – 0.8%

44	Ansys Inc., (2)	2,019

59	Sohu.com Inc.	4,453

76	Switch & Data Facilities Company, Inc.	1,279
	Total Internet Software & Services	7,751

	IT Services – 1.1%

181	Accenture Limited	7,559

51	Scientific Games Corporation	1,547

91	TNS Inc., (2)	2,075
	Total IT Services	11,181

	Leisure Equipment & Products – 1.1%

230	Hasbro, Inc.	8,906

73	Marvel Entertainment Inc., (2)	2,533
	Total Leisure Equipment & Products	11,439

	Life Sciences Tools & Services – 0.7%

18	Dionex Corporation, (2)	1,251

66	Illumina Inc., (2)	6,154
	Total Life Sciences Tools & Services	7,405

	Machinery – 3.2%

180	AGCO Corporation, (2)	10,773

34	Badger Meter Inc.	1,915

36	Cummins Inc.	2,388

45	Deere & Company	3,157

30	Eaton Corporation	2,131

98	Harsco Corporation	5,302

17	ITT Industries Inc.	1,138

39	Manitowoc Company Inc.	1,028

32	Parker Hannifin Corporation	1,974

45	Robbins & Myers, Inc.	2,285
	Total Machinery	32,091

	Media – 2.0%

208	Cablevision Systems Corporation, (2)	5,050

18	Central European Media Enterprises Limited, (2)	1,499

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Media (continued)

298	DIRECTV Group, Inc., (2)	$8,052

88	Regal Entertainment Group, Class A	1,465

137	Walt Disney Company	4,158
	Total Media	20,224

	Metals & Mining – 2.1%

22	Cleveland-Cliffs Inc.	2,385

23	Compass Minerals International, Inc.	1,739

104	Freeport-McMoRan Copper & Gold, Inc.	10,062

32	Olympic Steel Inc.	1,627

32	United States Steel Corporation	5,132
	Total Metals & Mining	20,945

	Mortgage REIT – 0.2%

124	Annaly Capital Management Inc.	1,869
	Multiline Retail – 1.4%

258	Big Lots, Inc., (2)	7,859

46	Dollar Tree Stores Inc., (2)	1,725

173	Family Dollar Stores, Inc.	4,031
	Total Multiline Retail	13,615

	Multi-Utilities – 0.1%

39	Black Hills Corporation	1,259
	Office REIT – 0.4%

47	SL Green Realty Corporation	3,917
	Oil, Gas & Consumable Fuels – 6.8%

13	Alpha Natural Resources Inc.	1,286

142	Chesapeake Energy Corporation	7,121

96	Chevron Corporation	8,118

19	Comstock Resources Inc., (2)	1,159

133	Continental Resources Inc., (2)	7,597

114	Denbury Resources Inc., (2)	3,208

17	Devon Energy Corporation	1,613

46	EOG Resources, Inc.	4,624

91	Hess Corporation	9,227

32	Massey Energy Company	2,376

34	McMoran Exploration Corporation, (2)	912

28	Murphy Oil Corporation	2,232

117	Occidental Petroleum Corporation	9,223

16	Patriot Coal Corporation, (2)	2,018

121	Petrohawk Energy Corporation, (2)	4,032

70	Petroquest Energy Inc., (2)	1,461

8	Whiting Petroleum Corporation	749

32	XTO Energy, Inc.	1,511
	Total Oil, Gas & Consumable Fuels	68,467

Shares	Description (1)	Value

	Paper & Forest Products – 0.3%

40	Buckeye Technologies Inc., (2)	$390

46	Potlatch Corporation	2,142
	Total Paper & Forest Products	2,532

	Personal Products – 0.2%

34	Herbalife, Limited	1,468
	Pharmaceuticals – 2.3%

112	Eli Lilly and Company	5,276

126	Merck & Co. Inc.	4,145

265	Pfizer Inc.	4,948

57	Pozen Inc., (2)	694

239	Warner Chilcott Limited, (2)	4,041

89	Wyeth	3,606
	Total Pharmaceuticals	22,710

	Residential REIT – 0.2%

13	Essex Property Trust Inc.	1,578
	Retail REIT – 0.6%

67	Tanger Factory Outlet Centers	2,502

64	Taubman Centers Inc.	3,072
	Total Retail REIT	5,574

	Road & Rail – 2.9%

252	CSX Corporation	17,030

89	Kansas City Southern Industries, (2)	4,895

40	Landstar System	2,023

58	Union Pacific Corporation	4,782
	Total Road & Rail	28,730

	Semiconductors & Equipment – 2.3%

238	Broadcom Corporation, Class A, (2)	5,781

391	Marvell Technology Group Ltd., (2)	5,783

42	Monolithic Power Systems, Inc., (2)	914

398	National Semiconductor Corporation	8,338

104	ON Semiconductor Corporation	977

32	Rubicon Technology Inc., (2)	416

58	Semtech Corporation, (2)	845
	Total Semiconductors & Equipment	23,054

	Software – 3.6%

122	Activision Blizzard Inc.	4,390

213	Adobe Systems Incorporated, (2)	8,808

237	Autodesk, Inc., (2)	7,558

121	Salesforce.com, Inc., (2)	7,719

309	Symantec Corporation, (2)	6,511

87	Wind River Systems Inc.	1,021
	Total Software	36,007

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Specialized REIT – 0.5%

43	LaSalle Hotel Properties	$977

96	Rayonier Inc.	4,485
	Total Specialized REIT	5,462

	Specialty Retail – 1.4%

42	Aeropostale, Inc., (2)	1,355

39	Blackboard, Inc., (2)	1,558

75	Guess Inc.	2,375

50	J. Crew Group Inc., (2)	1,438

34	NetFlix.com Inc., (2)	1,050

91	RadioShack Corporation	1,518

38	SPSS Inc., (2)	1,256

92	TJX Companies, Inc.	3,101
	Total Specialty Retail	13,651

	Textiles, Apparel & Luxury Goods – 0.2%

14	Deckers Outdoor Corporation, (2)	1,582
	Thrifts & Mortgage Finance – 1.6%

892	Hudson City Bancorp, Inc.	16,288
	Tobacco – 1.9%

52	Altria Group, Inc.	1,058

219	Philip Morris International, (2)	11,311

126	UST Inc.	6,629
	Total Tobacco	18,998

	Total Investments (cost $939,254) – 97.4%	973,781

	Other Assets Less Liabilities – 2.6%	25,752

	Net Assets – 100%	$999,533

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.1%

	Aerospace & Defense – 1.5%

103	Esterline Technologies Corporation, (2)	$5,024

401	Orbital Sciences Corporation, (2)	10,029
	Total Aerospace & Defense	15,053

	Beverages – 1.4%

99	Boston Beer Company, (2)	4,484

45	Molson Coors Brewing Company, Class B	2,429

239	Pepsi Bottling Group, Inc.	6,656
	Total Beverages	13,569

	Biotechnology – 2.1%

392	Alnylam Pharmaceuticals, Inc.	13,634

92	Cephalon, Inc., (2)	6,731
	Total Biotechnology	20,365

	Capital Markets – 1.6%

411	BGC Partners Inc., Class A, (2)	2,918

377	Calamos Asset Management, Inc. Class A	7,713

265	TD Ameritrade Holding Corporation, (2)	5,276
	Total Capital Markets	15,907

	Chemicals – 3.5%

49	CF Industries Holdings, Inc.	8,010

79	Eastman Chemical Company	4,737

58	Mosaic Company, (2)	7,378

264	Terra Industries, Inc., (2)	14,256
	Total Chemicals	34,381

	Commercial Banks – 4.2%

314	Community Bank System Inc.	7,410

144	Northern Trust Corporation	11,256

146	Prosperity Bancshares, Inc.	4,687

150	SVB Financial Group, (2)	8,639

174	UMB Financial Corporation	9,582
	Total Commercial Banks	41,574

	Commercial Services & Supplies – 1.6%

369	Corrections Corporation of America, (2)	10,343

51	Dun and Bradstreet Inc.	4,929
	Total Commercial Services & Supplies	15,272

	Communication Equipment – 1.2%

145	Comtech Telecom Corporation, (2)	7,124

210	Interdigital Inc., (2)	4,874
	Total Communication Equipment	11,998

	Computers & Peripherals – 2.1%

58	Apple, Inc., (2)	9,219

439	Network Appliance Inc., (2)	11,216
	Total Computers & Peripherals	20,435

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Construction & Engineering – 1.4%

116	Fluor Corporation	$9,437

162	Perini Corporation, (2)	4,432
	Total Construction & Engineering	13,869

	Consumer Finance – 1.2%

50	MasterCard, Inc.	12,208
	Containers & Packaging – 0.2%

97	Packaging Corp. of America	2,475
	Diversified Consumer Services – 1.6%

135	Apollo Group, Inc., (2)	8,409

82	ITT Educational Services, Inc., (2)	7,264
	Total Diversified Consumer Services	15,673

	Diversified Financial Services – 0.5%

142	Eaton Vance Corporation	5,274
	Diversified REIT – 0.4%

255	Lexington Corporate Properties Trust	3,672
	Diversified Telecommunication Services – 0.4%

237	Cbeyond Inc., (2)	4,072
	Electric Utilities – 2.2%

188	Edison International	9,088

290	El Paso Electric Company, (2)	5,991

148	Progress Energy, Inc.	6,262
	Total Electric Utilities	21,341

	Electronic Equipment & Instruments – 3.0%

54	Itron Inc., (2)	4,986

52	Mettler-Toledo International Inc., (2)	5,591

175	Multi Fineline Electronix, Inc.	4,669

112	Teledyne Technologies Inc., (2)	7,045

111	Thermo Fisher Scientific, Inc., (2)	6,718
	Total Electronic Equipment & Instruments	29,009

	Energy Equipment & Services – 3.7%

71	Atwood Oceanics Inc., (2)	3,260

53	Cabot Oil & Gas Corporation	2,333

65	Dawson Geophysical Company, (2)	4,266

131	Dresser Rand Group, Inc., (2)	4,991

40	FMC Technologies Inc., (2)	2,471

211	Global Industries, Limited, (2)	2,519

248	Matrix Service Company, (2)	5,597

81	Noble Corporation	4,201

84	Patterson-UTI Energy, Inc.	2,387

116	Pride International Inc., (2)	4,496
	Total Energy Equipment & Services	36,521

Shares	Description (1)	Value

	Food & Staples Retailing – 1.1%

115	Nash Finch Company	$4,539

228	Safeway Inc.	6,092
	Total Food & Staples Retailing	10,631

	Food Products – 2.6%

211	Dean Foods Company, (2)	4,494

208	Diamond Foods Inc.	5,059

528	Flowers Foods Inc.	15,877
	Total Food Products	25,430

	Gas Utilities – 2.0%

213	Energen Corporation	12,823

128	Questar Corporation	6,769
	Total Gas Utilities	19,592

	Health Care Equipment & Supplies – 1.1%

74	Analogic Corporation	5,415

138	Surmodics Inc., (2)	5,808
	Total Health Care Equipment & Supplies	11,223

	Health Care Providers & Services – 1.1%

158	Express Scripts, Inc., (2)	11,145
	Hotels, Restaurants & Leisure – 2.5%

71	Bally Technologies, Inc., (2)	2,257

257	Burger King Holdings Inc.	6,895

377	Pinnacle Entertainment Inc.	4,260

252	Starbucks Corporation, (2)	3,702

89	WMS Industries Inc., (2)	2,508

52	Wynn Resorts Ltd	5,069
	Total Hotels, Restaurants & Leisure	24,691

	Household Durables – 1.5%

251	Jarden Corporation, (2)	6,032

60	MDC Holdings Inc.	2,491

150	Tupperware Corporation	5,850
	Total Household Durables	14,373

	Industrial Conglomerates – 0.4%

66	Teleflex Inc.	4,047
	Insurance – 3.2%

336	Amtrust Financial Services, Inc.	4,896

121	Arch Capital Group Limited, (2)	8,437

131	Aspen Insurance Holdings Limited, (2)	3,326

184	First Mercury Financial Corporation	2,944

133	HCC Insurance Holdings Inc.	3,012

354	WR Berkley Corporation	8,361
	Total Insurance	30,976

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Internet Software & Services – 1.9%

173	Ansys Inc., (2)	$7,937

55	Sohu.com Inc.	4,151

380	Switch & Data Facilities Company, Inc.	6,395
	Total Internet Software & Services	18,483

	IT Services – 1.4%

124	Scientific Games Corporation	3,762

456	TNS Inc., (2)	10,397
	Total IT Services	14,159

	Leisure Equipment & Products – 1.8%

143	Hasbro, Inc.	5,537

359	Marvel Entertainment Inc., (2)	12,457
	Total Leisure Equipment & Products	17,994

	Life Sciences Tools & Services – 3.0%

87	Dionex Corporation, (2)	6,048

252	Illumina Inc., (2)	23,496
	Total Life Sciences Tools & Services	29,544

	Machinery – 5.3%

91	AGCO Corporation, (2)	5,446

165	Badger Meter Inc.	9,294

88	Cummins Inc.	5,838

72	Eaton Corporation	5,115

92	Harsco Corporation	4,977

42	ITT Industries Inc.	2,812

95	Manitowoc Company Inc.	2,504

77	Parker Hannifin Corporation	4,749

222	Robbins & Myers, Inc.	11,271
	Total Machinery	52,006

	Media – 1.5%

316	Cablevision Systems Corporation, (2)	7,672

45	Central European Media Enterprises Limited, (2)	3,746

217	Regal Entertainment Group, Class A	3,613
	Total Media	15,031

	Metals & Mining – 2.3%

54	Cleveland-Cliffs Inc.	5,854

111	Compass Minerals International, Inc.	8,392

160	Olympic Steel Inc.	8,136
	Total Metals & Mining	22,382

	Multiline Retail – 2.6%

725	Big Lots, Inc., (2)	22,084

138	Family Dollar Stores, Inc.	3,215
	Total Multiline Retail	25,299

	Multi-Utilities – 0.6%

192	Black Hills Corporation	6,196

Shares	Description (1)	Value

	Office REIT – 0.5%

58	SL Green Realty Corporation	$4,834
	Oil, Gas & Consumable Fuels – 5.6%

64	Alpha Natural Resources Inc.	6,333

93	Comstock Resources Inc., (2)	5,674

86	Continental Resources Inc., (2)	4,912

54	Hess Corporation	5,476

166	McMoran Exploration Corporation, (2)	4,454

67	Murphy Oil Corporation	5,342

39	Patriot Coal Corporation, (2)	4,920

227	Petrohawk Energy Corporation, (2)	7,564

343	Petroquest Energy Inc., (2)	7,158

39	Whiting Petroleum Corporation	3,653
	Total Oil, Gas & Consumable Fuels	55,486

	Paper & Forest Products – 1.3%

198	Buckeye Technologies Inc., (2)	1,931

232	Potlatch Corporation	10,804
	Total Paper & Forest Products	12,735

	Personal Products – 0.4%

84	Herbalife, Limited	3,628
	Pharmaceuticals – 1.0%

280	Pozen Inc., (2)	3,410

351	Warner Chilcott Limited, (2)	5,935
	Total Pharmaceuticals	9,345

	Residential REIT – 0.4%

32	Essex Property Trust Inc.	3,883
	Retail REIT – 2.2%

329	Tanger Factory Outlet Centers	12,285

189	Taubman Centers Inc.	9,072
	Total Retail REIT	21,357

	Road & Rail – 1.7%

218	Kansas City Southern Industries, (2)	11,990

99	Landstar System	5,007
	Total Road & Rail	16,997

	Semiconductors & Equipment – 3.2%

341	Marvell Technology Group Ltd., (2)	5,043

207	Monolithic Power Systems, Inc., (2)	4,502

496	National Semiconductor Corporation	10,391

510	ON Semiconductor Corporation	4,789

160	Rubicon Technology Inc., (2)	2,080

295	Semtech Corporation, (2)	4,298
	Total Semiconductors & Equipment	31,103

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Software – 3.0%

193	Activision Blizzard Inc.	$6,944

100	Ansoft Corporation, (2)	3,571

240	Autodesk, Inc., (2)	7,654

95	Salesforce.com, Inc., (2)	6,060

427	Wind River Systems Inc.	5,009
	Total Software	29,238

	Specialized REIT – 1.1%

212	LaSalle Hotel Properties	4,815

136	Rayonier Inc.	6,354
	Total Specialized REIT	11,169

	Specialty Retail – 4.6%

206	Aeropostale, Inc., (2)	6,644

189	Blackboard, Inc., (2)	7,552

272	Guess Inc.	8,614

244	J. Crew Group Inc., (2)	7,017

166	NetFlix.com Inc., (2)	5,128

222	RadioShack Corporation	3,703

187	SPSS Inc., (2)	6,180
	Total Specialty Retail	44,838

	Textiles, Apparel & Luxury Goods – 0.8%

67	Deckers Outdoor Corporation, (2)	7,572
	Thrifts & Mortgage Finance – 0.8%

427	Hudson City Bancorp, Inc.	7,797
	Tobacco – 0.8%

156	UST Inc.	8,212
	Total Common Stocks (cost $903,200)	954,064

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 10.7%

$105	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $104,798, collateralized by $95,000, U.S. Treasury Bonds, 5.500%, due 8/15/28, value $107,706	1.840%	8/01/08	$104,793

	Total Short-Term Investments (cost $104,793)			104,793

	Total Investments (cost $1,007,993) – 107.8%			1,058,857

	Other Assets Less Liabilities – (7.8)%			(76,762)

	Net Assets – 100%			$982,095

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.5%

	Auto Components – 1.5%

220	Advance Auto Parts, Inc.	$9,040

150	WABCO Holdings Inc.	6,774
	Total Auto Components	15,814

	Beverages – 0.4%

130	Pepsi Bottling Group, Inc.	3,621
	Capital Markets – 1.4%

260	SEI Investments Company	5,988

420	TD Ameritrade Holding Corporation, (2)	8,362
	Total Capital Markets	14,350

	Chemicals – 3.5%

50	Celanese Corporation, Series A	1,927

70	Eastman Chemical Company	4,197

60	Lubrizol Corporation	2,988

60	Mosaic Company, (2)	7,633

370	Terra Industries, Inc., (2)	19,980
	Total Chemicals	36,725

	Commercial Banks – 2.5%

327	Northern Trust Corporation	25,562
	Commercial Services & Supplies – 2.4%

570	Corrections Corporation of America, (2)	15,977

230	Hewitt Associates Inc., Class A, (2)	8,476
	Total Commercial Services & Supplies	24,453

	Computers & Peripherals – 3.4%

80	MSCI Inc., Class A Shares, (2)	2,380

945	Network Appliance Inc., (2)	24,145

260	Seagate Technology	3,892

200	Teradata Corporation, (2)	4,684
	Total Computers & Peripherals	35,101

	Construction & Engineering – 1.7%

220	Fluor Corporation	17,897
	Consumer Finance – 1.4%

60	MasterCard, Inc.	14,649
	Containers & Packaging – 0.8%

200	Owens-Illinois, Inc., (2)	8,448
	Diversified Consumer Services – 2.5%

410	Apollo Group, Inc., (2)	25,539
	Diversified Financial Services – 1.8%

500	Eaton Vance Corporation	18,570
	Electric Utilities – 3.1%

370	DPL Inc.	9,391

460	Edison International	22,236
	Total Electric Utilities	31,627

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Electrical Equipment – 0.4%

110	Hubbell Incorporated, Class B	$4,638
	Electronic Equipment & Instruments – 1.6%

50	Mettler-Toledo International Inc., (2)	5,376

190	Thermo Fisher Scientific, Inc., (2)	11,499
	Total Electronic Equipment & Instruments	16,875

	Energy Equipment & Services – 5.7%

180	Cooper Cameron Corporation, (2)	8,597

70	FMC Technologies Inc., (2)	4,325

300	Helmerich & Payne Inc.	17,739

610	Patterson-UTI Energy, Inc.	17,336

170	Unit Corporation, (2)	11,484
	Total Energy Equipment & Services	59,481

	Food & Staples Retailing – 1.2%

446	Safeway Inc.	11,917
	Food Products – 2.2%

530	Dean Foods Company, (2)	11,289

230	H.J. Heinz Company	11,587
	Total Food Products	22,876

	Gas Utilities – 1.8%

350	Questar Corporation	18,508
	Health Care Providers & Services – 2.0%

300	Express Scripts, Inc., (2)	21,162
	Hotels, Restaurants & Leisure – 1.8%

230	Burger King Holdings Inc.	6,171

130	Panera Bread Company	6,513

60	Wynn Resorts Ltd	5,849
	Total Hotels, Restaurants & Leisure	18,533

	Household Durables – 1.3%

190	Centex Corporation	2,789

250	D.R. Horton, Inc.	2,780

340	Jarden Corporation, (2)	8,170
	Total Household Durables	13,739

	Industrial Conglomerates – 1.0%

170	Teleflex Inc.	10,424
	Insurance – 5.0%

170	Arch Capital Group Limited, (2)	11,854

180	HCC Insurance Holdings Inc.	4,077

150	Reinsurance Group of America Inc.	7,455

430	Unum Group	10,389

782	WR Berkley Corporation	18,471
	Total Insurance	52,246

	Internet & Catalog Retail – 0.5%

70	Amazon.com, Inc., (2)	5,344

Shares	Description (1)	Value

	Internet Software & Services – 0.3%

40	Sohu.com Inc.	$3,019
	IT Services – 0.8%

260	Scientific Games Corporation	7,888
	Leisure Equipment & Products – 0.7%

180	Hasbro, Inc.	6,970
	Life Sciences Tools & Services – 1.2%

200	Edwards Lifesciences Corporation, (2)	12,536
	Machinery – 5.4%

190	AGCO Corporation, (2)	11,372

180	Crane Company	6,390

220	Eaton Corporation	15,629

150	Harsco Corporation	8,115

360	Pall Corporation	14,551
	Total Machinery	56,057

	Media – 0.7%

140	Cablevision Systems Corporation, (2)	3,399

120	Liberty Global Inc, A Shares, (2)	3,460
	Total Media	6,859

	Metals & Mining – 0.7%

70	Cleveland-Cliffs Inc.	7,589
	Multiline Retail – 3.0%

640	Big Lots, Inc., (2)	19,494

80	Dollar Tree Stores Inc., (2)	3,000

360	Family Dollar Stores, Inc.	8,388
	Total Multiline Retail	30,882

	Multi-Utilities – 1.0%

230	ONEOK, Inc.	10,460
	Office REIT – 0.9%

110	SL Green Realty Corporation	9,167
	Oil, Gas & Consumable Fuels – 5.3%

270	Continental Resources Inc., (2)	15,422

150	Hess Corporation	15,210

180	Murphy Oil Corporation	14,351

60	Patriot Coal Corporation, (2)	7,569

50	St Mary Land and Exploration Company	2,128
	Total Oil, Gas & Consumable Fuels	54,680

	Personal Products – 1.0%

240	Herbalife, Limited	10,366
	Pharmaceuticals – 1.1%

680	Warner Chilcott Limited, (2)	11,499

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Residential REIT – 1.1%

70	Apartment Investment & Management Company, Class A	$2,392

70	Essex Property Trust Inc.	8,495
	Total Residential REIT	10,887

	Road & Rail – 4.6%

460	CSX Corporation	31,083

310	Kansas City Southern Industries, (2)	17,050
	Total Road & Rail	48,133

	Semiconductors & Equipment – 5.6%

360	Broadcom Corporation, Class A, (2)	8,744

1,070	National Semiconductor Corporation	22,417

550	QLogic Corporation, (2)	10,362

680	Xilinx, Inc.	16,884
	Total Semiconductors & Equipment	58,407

	Software – 5.0%

220	Activision Blizzard Inc.	7,916

510	Autodesk, Inc., (2)	16,264

240	BMC Software, Inc., (2)	7,894

110	Intuit Inc., (2)	3,006

260	Salesforce.com, Inc., (2)	16,585
	Total Software	51,665

	Specialized REIT – 2.3%

510	Rayonier Inc.	23,827
	Specialty Retail – 3.1%

220	Barnes & Noble Inc.	5,205

300	Gap, Inc.	4,836

340	Guess Inc.	10,768

330	TJX Companies, Inc.	11,124
	Total Specialty Retail	31,933

	Thrifts & Mortgage Finance – 2.8%

1,560	Hudson City Bancorp, Inc.	28,486
	Total Investments (cost $954,105) – 97.5%	1,009,409

	Other Assets Less Liabilities – 2.5%	25,834

	Net Assets – 100%	$1,035,243

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2008

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Assets
Investments, at value (cost $939,254, $903,200, and $954,105, respectively)	$973,781	$954,064	$1,009,409
Short-term investments (at cost, which approximates value)	—	104,793	—
Cash	64,758	—	66,315
Receivables:
Dividends and interest	374	480	695
Investments sold	551,267	524,776	—
Total assets	1,590,180	1,584,113	1,076,419
Liabilities
Payable for investments purchased	579,627	591,160	30,315
Accrued expenses:
Management fees	751	1,153	1,498
12b-1 distribution and service fees	267	259	276
Other	10,002	9,446	9,087
Total liabilities	590,647	602,018	41,176
Net assets	$999,533	$982,095	$1,035,243
Class A Shares
Net assets	$251,492	$247,054	$260,542
Shares outstanding	12,500	12,500	12,500
Net asset value per share	$20.12	$19.76	$20.84
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.35	$20.97	$22.11
Class C Shares
Net assets	$247,426	$243,164	$256,207
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$19.79	$19.45	$20.50
Class I Shares(1)
Net assets	$500,615	$491,877	$518,494
Shares outstanding	24,778	24,782	24,772
Net asset value and offering price per share	$20.20	$19.85	$20.93

Net Assets Consist of:
Capital paid-in	$993,301	$988,297	$991,987
Undistributed net investment income	—	—	—
Accumulated net realized gain (loss) from investments	(28,295)	(57,066)	(12,048)
Net unrealized appreciation (depreciation) of investments	34,527	50,864	55,304
Net assets	$999,533	$982,095	$1,035,243

(1)	Effective May 1, 2008 Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2008

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Investment Income	$10,598	$6,500	$10,085
Expenses
Management fees	9,267	10,034	9,487
12b-1 service fees – Class A	658	640	674
12b-1 distribution and service fees – Class B	1,960	1,910	1,999
12b-1 distribution and service fees – Class C	2,606	2,536	2,668
Shareholders’ servicing agent fees and expenses	182	172	149
Custodian’s fees and expenses	9,836	8,236	7,624
Trustees’ fees and expenses	112	153	129
Professional fees	9,922	8,788	9,927
Shareholders’ reports – printing and mailing expenses	3,899	3,665	2,973
Other expenses	75	75	79
Total expenses before custodian fee credit and expense reimbursement	38,517	36,209	35,709
Custodian fee credit	(776)	(1,399)	(792)
Expense reimbursement	(21,410)	(18,545)	(18,203)
Net expenses	16,331	16,265	16,714
Net investment income (loss)	(5,733)	(9,765)	(6,629)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(20,632)	(42,060)	(12,048)
Change in net unrealized appreciation (depreciation) of investments	9,013	1,229	6,752
Net realized and unrealized gain (loss)	(11,619)	(40,831)	(5,296)
Net increase (decrease) in net assets from operations	$(17,352)	$(50,596)	$(11,925)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Symphony All-Cap Core		Symphony Small-Mid Cap Core
	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$(5,733)	$(1,471)	$(9,765)	$(5,500)
Net realized gain (loss) from investments	(20,632)	81,430	(42,060)	53,507
Change in net unrealized appreciation (depreciation) of investments	9,013	21,507	1,229	78,751
Net increase (decrease) in net assets from operations	(17,352)	101,466	(50,596)	126,758
Distributions to Shareholders
From net investment income:
Class A	—	(241)	—	(301)
Class B	N/A	—	N/A	—
Class C	—	—	—	—
Class I (1)	—	(623)	—	(677)
From accumulated net realized gains:
Class A	(20,566)	—	(15,250)	—
Class B	N/A	—	N/A	—
Class C	(20,566)	—	(15,250)	—
Class I (1)	(41,133)	—	(30,500)	—
Decrease in net assets from distributions to shareholders	(82,265)	(864)	(61,000)	(978)
Fund Share Transactions
Proceeds from sale of shares	255,750	—	246,000	—
Cost of shares redeemed	(255,750)	—	(246,000)	—
Net increase (decrease) in net assets from Fund share transactions	—	—	—	—
Net increase (decrease) in net assets	(99,617)	100,602	(111,596)	125,780
Net assets at the beginning of year	1,099,150	998,548	1,093,691	967,911
Net assets at the end of year	$999,533	$1,099,150	$982,095	$1,093,691
Undistributed net investment income at the end of year	$—	$—	$—	$—

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A	Effective March 31, 2008, Class B Shares are no longer available.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Symphony Mid-Cap Core
	Year Ended 7/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$(6,629)	$(5,536)
Net realized gain (loss) from investments	(12,048)	80,359
Change in net unrealized appreciation (depreciation) of investments	6,752	40,700
Net increase (decrease) in net assets from operations	(11,925)	115,523
Distributions to Shareholders
From net investment income:
Class A	—	(81)
Class B	N/A	—
Class C	—	—
Class I (1)	—	(459)
From accumulated net realized gains:
Class A	(17,594)	(404)
Class B	—	(404)
Class C	(17,594)	(404)
Class I (1)	(35,187)	(404)
Decrease in net assets from distributions to shareholders	(70,375)	(2,156)
Fund Share Transactions
Proceeds from sale of shares	261,875	—
Cost of shares redeemed	(261,875)	—
Net increase (decrease) in net assets from Fund share transactions	—	—
Net increase (decrease) in net assets	(82,300)	113,367
Net assets at the beginning of year	1,117,543	1,004,176
Net assets at the end of year	$1,035,243	$1,117,543
Undistributed net investment income at the end of year	$—	$—

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A	Effective March 31, 2008, Class B Shares are no longer available.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony All-Cap Core Fund (“Symphony All-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), and Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony All-Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 3000 Index in an attempt to provide long-term capital appreciation.

Symphony Small-Mid Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 2500 Index in an attempt to provide long-term capital appreciation.

Symphony Mid-Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell Midcap Index in an attempt to provide long-term capital appreciation.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds:

•

Effective March 31, 2008, Class B shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•

Effective May 1, 2008, Class A share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Notes to Financial Statements (continued)

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in the Fund shares were as follows:

	Symphony All-Cap Core
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	12,278	255,750	—	—
	12,278	255,750	—	—
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(255,750)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	(12,500)	(255,750)	—	—
Net increase (decrease)	(222)	$—	—	$—

	Symphony Small-Mid Cap Core
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	12,282	246,000	—	—
	12,282	246,000	—	—
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(246,000)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	(12,500)	(246,000)	—	—
Net increase (decrease)	(218)	$—	—	$—

	Symphony Mid-Cap Core
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	12,272	261,875	—	—
	12,272	261,875	—	—
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(261,875)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	(12,500)	(261,875)	—	—
Net increase (decrease)	(228)	$—	—	$—
*Effective	March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

Notes to Financial Statements (continued)

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2008, were as follows:

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Purchases	$1,613,733	$1,523,257	$1,049,033
Sales	1,706,003	1,549,937	1,155,420

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Cost of investments	$939,967	$1,008,196	$956,468

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Gross unrealized:
Appreciation	$53,139	$75,688	$124,486
Depreciation	(19,325)	(25,027)	(71,545)
Net unrealized appreciation (depreciation) of investments	$33,814	$50,661	$52,941

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Undistributed net ordinary income *	$—	$—	$—
Undistributed net long-term capital gains	—	4,579	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Distributions from net ordinary income *	$44,165	$—	$57,940
Distributions from net long-term capital gains **	38,100	61,000	12,435

2007	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Distributions from net ordinary income *	$865	$979	$2,154
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2008.

At July 31, 2008, the Funds’ tax year end, Symphony Mid-Cap Core had unused capital loss carryforwards of $3,222 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire July 31, 2016.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Symphony All-Cap Core	Symphony Small-Mid Cap Core	Symphony Mid-Cap Core
Post-October capital losses	$27,582	$61,442	$6,463

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Symphony All-Cap Core Fund- Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony Mid-Cap Core Fund- Level Fee Rate
For the first $125 million	.7000%	.8000%	.7000%
For the next $125 million	.6875	.7875	.6875
For the next $250 million	.6750	.7750	.6750
For the next $500 million	.6625	.7625	.6625
For the next $1 billion	.6500	.7500	.6500
For net assets over $2 billion	.6250	.7250	.6250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Notes to Financial Statements (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management (“Symphony”), a wholly owned subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Symphony All-Cap Core, Symphony Small-Mid Cap Core and Symphony Mid-Cap Core through November 30, 2009 in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15%, 1.25% and 1.15%, of the average daily net assets of Symphony All-Cap Core, Symphony Small-Mid Cap Core and Symphony Mid-Cap Core, respectively, and from exceeding 1.40%, 1.50% and 1.40%, respectively, after November 30, 2009. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2008, Nuveen owned 12,500 shares of Class A, 12,500 shares of Class C and 24,778, 24,782 and 24,772 shares of Class I of Symphony All-Cap Core, Symphony Small-Mid Cap Core and Symphony Mid-Cap Core, respectively.

During the fiscal year ended July 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY ALL-CAP CORE											Ratio to Average Net Assets Before Credit/ Reimbursement			Ratio to Average Net Assets After Reimbursement(c)			Ratio to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (5/06)
2008	$22.06	$(.06)	$ (.23)	$ (.29)	$—	$(1.65)	$(1.65)	$20.12	(1.46)%	$251	3.43%		(2.42)%	1.38%		(.37)%	1.31%		(.30)%	157%
2007	19.98	.04	2.06	2.10	(.02)	—	(.02)	22.06	10.51	276	4.14		(2.67)	1.38		.09	1.29		.18	138
2006(e)	20.00	.01	(.03)	(.02)	—	—	—	19.98	(.10)	250	10.14	*	(8.60)*	1.39	*	.15 *	1.32	*	.22 *	17
Class C (5/06)
2008	21.89	(.22)	(.23)	(.45)	—	(1.65)	(1.65)	19.79	(2.19)	247	4.18		(3.17)	2.14		(1.12)	2.06		(1.05)	157
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67	274	4.89		(3.42)	2.14		(.66)	2.05		(.57)	138
2006(e)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)	249	10.88	*	(9.34)*	2.14	*	(.60 )*	2.07	*	(.53 )*	17
Class I (5/06)(f)
2008	22.10	(.01)	(.24)	(.25)	—	(1.65)	(1.65)	20.20	(1.22)	501	3.18		(2.17)	1.14		(.12)	1.06		(.05)	157
2007	19.99	.10	2.06	2.16	(.05)	—	(.05)	22.10	10.81	276	3.89		(2.42)	1.13		.34	1.04		.43	138
2006(e)	20.00	.02	(.03)	(.01)	—	—	—	19.99	(.05)	250	9.88	*	(8.34)*	1.14	*	.40 *	1.07	*	.47 *	17

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY SMALL-MID CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (5/06)
2008	$21.95	$(.15)	$ (.82)	$ (.97)	$—	$(1.22)	$(1.22)	$19.76	(4.39)%	$247	3.31%		(2.67)%	1.49%		(.85)%	1.35%		(.71)%	155%
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45	274	4.27		(3.09)	1.48		(.31)	1.37		(.19)	132
2006(e)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)	242	10.25	*	(8.50)*	1.49	*	.26 *	1.42	*	.33 *	13
Class C (5/06)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)	243	4.06		(3.42)	2.24		(1.60)	2.10		(1.46)	155
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62	272	5.03		(3.85)	2.24		(1.06)	2.12		(.95)	132
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)	242	11.00	*	(9.25)*	2.24	*	(.49 )*	2.17	*	(.42 )*	13
Class I (5/06)(f)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)	492	3.06		(2.42)	1.24		(.60)	1.10		(.46)	155
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70	275	4.02		(2.84)	1.23		(.05)	1.12		.06	132
2006(e)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)	242	10.00	*	(8.25)*	1.24	*	.51 *	1.17	*	.58 *	13

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were named Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY MID-CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (5/06)
2008	$22.44	$(.08)	$ (.11)	$ (.19)	$—	$(1.41)	$(1.41)	$20.84	(.95)%	$261	3.08%		(2.14)%	1.38%		(.44)%	1.31%		(.37)%	99%
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90	280	4.06		(2.94)	1.38		(.27)	1.31		(.19)	139
2006(e)	20.00	—	.09	.09	—	—	—	20.09	.45	251	10.07	*	(8.68)*	1.39	*	(.01 )*	1.32	*	.07 *	21
Class C (5/06)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)	256	3.83		(2.89)	2.14		(1.20)	2.06		(1.12)	99
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03	278	4.81		(3.69)	2.14		(1.02)	2.06		(.95)	139
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35	251	10.81	*	(9.43)*	2.14	*	(.75 )*	2.07	*	(.68 )*	21
Class I (5/06)(f)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)	518	2.83		(1.89)	1.14		(.19)	1.06		(.12)	99
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15	281	3.80		(2.69)	1.13		(.02)	1.06		.06	139
2006(e)	20.00	.01	.09	.10	—	—	—	20.10	.50	251	9.81	*	(8.43)*	1.14	*	.25 *	1.06	*	.32 *	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund and Nuveen Symphony Mid-Cap Core Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements of the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In considering the renewal of the Sub-Advisory Agreements, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited the Sub-Adviser. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or

Annual Investment Management Agreement Approval Process (continued)

institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Symphony All-Cap Core and Symphony Mid-Cap Core hereby designate 26.65% and 16.01%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 26.46% and 16.17%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

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www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-SCORE-0708D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Optimized Alpha Fund

Nuveen Symphony International Equity Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Optimized Alpha Fund and Nuveen Symphony International Equity Fund all feature management by Symphony Asset Management (Symphony). We recently spoke with David Wang, portfolio manager for the Nuveen Symphony Large-Cap Value Fund and Nuveen Symphony Optimized Alpha Fund, and Eric Olson, portfolio manager for the Nuveen Symphony International Equity Fund about the key investment strategies and performance of the Funds.

What were the general market conditions during the reporting period?

Equity market conditions during the last months of the reporting period can best be described as bearish. The decline in the equity market was precipitated by the deflation of U.S. housing values after prices had been driven up by relatively easy access to affordable and unrestricted credit. The degree to which declining home prices were to disrupt the repayment of the underlying mortgages began to become apparent in July 2007 with the revelation from Countrywide Financial that potential mortgage losses, beyond those in their sub-prime portfolio, were increasing dramatically. The negative impact of increasing residential loan losses was exacerbated by the widespread use of these mortgage loans in the creation of structured investments held by a wide range of investors globally. The high level of leverage across the financial system combined with an inability to accurately value securities containing layers of re-packaged loans resulted in a cascade of forced selling. The process of unwinding leverage, raising capital and selling off or marking down asset values took on a momentum of its own. This led to weak consumer spending and restrictive credit standards. Additionally, rising commodity prices driven by the industrialization and urbanization of emerging Asian economies caused further economic stress. Equity and bond investors reacted by increasing the premiums required to assume risk, reducing expectations for corporate earnings and adjusting lower the level of valuations to compensate for higher inflation.

How did the Funds perform during the period ending July 31, 2008?

The table on page three provides performance information for the three Funds (Class A shares at net asset value) for the one-year and since inception periods ended July 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What were the main contributors and detractors from the Funds’ performance for the one-year or since inception period ended July 31, 2008?

Nuveen Symphony Large-Cap Value Fund

During the reporting period, the Class A shares at net asset value for the Nuveen Symphony Large-Cap Value Fund outperformed each of its comparative indexes. Symphony’s process is designed to limit top-down factor exposure so that security selection is the primary driver of performance. For the time period covered in this report, security selection was responsible for the majority of the positive relative performance, while sector allocation contributed as well. For example, even though the Fund was slightly underweight financials versus the Russell 1000 Value Index, it posted a positive relative return from this sector. Our underweighting in the financial sector was due to our cautious view about financial companies that have exposure to sub-prime lending and the U.S. housing market. Within the financials sector, stock selection was a main driver of performance.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 7/31/08

	1-Year	Since Inception*
Nuveen Symphony Large-Cap Value Fund A Shares at NAV	-0.36%	6.66%
A Shares at Offer	-6.10%	3.79%
Lipper Large-Cap Value Funds Index[1]	-14.23%	0.03%
Russell 1000 Value Index[2]	-15.15%	-0.34%

Nuveen Symphony Optimized Alpha Fund A Shares at NAV		-8.65%
A Shares at Offer		-13.90%
Lipper Multi-Cap Core Funds Index[3]		-14.65%
S&P 500 Index[4]		-15.56%

Nuveen Symphony International Equity Fund A Shares at NAV		-12.40%
A Shares at Offer		-17.44%
Lipper International Large-Cap Value Funds Index[5]		-11.99%
MSCI EAFE Index[6]		-11.13%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

In the materials sector our stock selection was very strong leading us to select Mosaic Company, a fertilizer firm as one of our largest holdings. The firm benefited from a strong environment for potash and fertilizer. In the energy sector it was a similar story with strong stock selection led by Hess Oil, Occidental Petroleum and Helmerich & Payne, which all benefited from the sharp rise in oil prices. From a quantitative perspective, our exposure to companies with stronger quality of earnings, higher earnings momentum and higher price to book ratios, combined with less emphasis on dividend yields, positively impacted performance.

From an absolute return percentage standpoint, Citigroup and Wachovia were among the worst individual performers during the reporting period. Their negative performance was primarily due to write-downs related to mortgage exposure. However, we were underweight in Citigroup versus the index weighting. The telecommunications sector was also a detractor from performance, led by a decline in AT&T Inc. As with Citigroup, we were also underweighted in AT&T versus the index.

Nuveen Symphony Optimized Alpha Fund

The Nuveen Symphony Optimized Alpha Fund began investment operations on September 28, 2007. For the period since inception, through July 31, 2008, the Class A shares at net asset value for the Fund outperformed each of its comparative indexes.

*	Since inception returns for the Nuveen Symphony Large-Cap Value Fund are as of 5/31/2006, for the Nuveen Symphony Optimized Alpha Fund are as of 9/28/07 and for the Nuveen Symphony International Equity Fund are as of 5/30/2008.

1	The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper International Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The MSCI (Morgan Stanley Capital International) EAFE (Europe, Asia, Far East) Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. The index returns assume reinvestment of net dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

The Fund seeks to produce returns independent of market direction without the risks associated with shorting stock. Success or failure is measured on an absolute basis rather than relative to a benchmark, and aims to provide better downside protection than benchmark oriented long-only funds. The Fund is constructed from Symphony’s best U.S. equity ideas in a way that seeks to provide the highest projected return per unit of total risk, as opposed to risk relative to a benchmark. This objective is pursued by selecting attractive, low- correlated securities that, when combined, seek to reduce risk in the portfolio. The construction process seeks to reduce absolute risk by combining stocks with certain characteristics such as low correlation while utilizing risk controls such as industry weight. The result is a portfolio that might have sector weightings markedly different than the Fund’s benchmark index, the S&P 500 Index. During the reporting period, the Fund’s risk controls led it to underweight the energy sector versus the benchmark index due to the high momentum of the energy sector. This policy detracted from relative return. The Fund was overweight consumer staples and this helped performance. The Fund was also helped by an underweight to the financial sector.

Fund performance also was aided by the returns of several individual securities during the period. Mosaic Company, a fertilizer company which benefited from a generally strong environment for potash and fertilizer, was one of the Funds top performing holdings. Helmerich & Payne Inc., an energy company that benefited from natural gas prices, was also a standout performer. Baxter International was able to increase both gross and operating margins in their business during the period, due to a focus on manufacturing efficiencies as well as optimizing product mix and pricing. All of these holdings remain in the portfolio.

Holdings that detracted from Fund performance during the period included Boeing. In spite of results which were roughly in-line with analysts’ expectations, the company saw its share price drop as a result of concerns about the viability of its future orders because of the deteriorating health of the world’s air carriers. We still hold this in the portfolio. In addition, Wellcare Health Plans suffered a large one-day decline in share price in October 2007 after federal agents raided the company’s headquarters looking for evidence of fraud related to the company’s Medicaid programs. We subsequently eliminated this position from the portfolio. Humana Inc. stock lost a third of its value in March 2008, after it significantly changed first quarter and full year results as a result of higher than expected cost trends in its Medicare Part D business. It also is no longer in the portfolio.

Nuveen Symphony International Equity Fund

The Nuveen Symphony International Equity Fund began investment operations on May 30, 2008. For the very short period from inception to July 31, 2008, we were primarily involved in the invest-up phase. Over this time, the Fund’s Class A shares at net asset value underperformed each of its comparative indexes.

Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined and unaffected by emotion, whereas qualitative methods exploit the intuition, experience, and insights of skilled analysts and portfolio managers. Specifically, the quantitative screening process serves as the starting point in investment decision making. It helps to simplify the often very complex portfolio construction process into a manageable process. The qualitative process provides a systematic way of researching companies from a broad perspective, ensuring the stocks selected for the portfolio are attractive in all important respects.

During the roughly two month period since investment operations began, we were overweight as compared the MSCI EAFE Index in the energy and consumer discretionary sectors. Some of our largest underweightings as compared to the benchmark index were in the materials, industrials and financial sectors. We look forward to providing a more comprehensive look at the Fund’s holdings in the next shareholder report.

Annual Report    Page 4

Nuveen Symphony Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Optimized Alpha Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Nuveen Symphony International Equity Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper International Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Value Funds category. The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. The index returns assume reinvestment of net dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Fund Spotlight as of 7/31/08 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NSLAX	NSLCX	NSLIX
NAV	$20.71	$20.51	$20.75
Latest Capital Gain Distribution[2]	$0.1474	$0.1474	$0.1474
Latest Ordinary Income Distribution[3]	$1.7249	$1.6573	$1.7832
Inception Date	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares	NAV	Offer
1-Year	-0.36%	-6.10%
Since Inception	6.66%	3.79%

C Shares	NAV
1-Year	-1.12%
Since Inception	5.85%

I Shares	NAV
1-Year	-0.11%
Since Inception	6.92%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	5.11%	1.19%	7/31/07
Class C	5.86%	1.94%	7/31/07
Class I	4.86%	0.94%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-1.27%	-6.95%
Since Inception	9.17%	6.11%

C Shares	NAV
1-Year	-2.00%
Since Inception	8.37%

I Shares	NAV
1-Year	-1.03%
Since Inception	9.43%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$1,032
Number of Stocks	84

Top Five Common Stock Holdings[4]
Chevron Corporation	3.8%
Mosaic Company	3.6%
Occidental Petroleum Corporation	3.1%
AT&T Inc.	2.7%
Bank of New York Company, Inc.	2.6%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 7

Fund Spotlight as of 7/31/08 Nuveen Symphony Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	13.0%
Capital Markets	5.7%
Insurance	5.7%
Chemicals	5.6%
Road & Rail	4.6%
Diversified Financial Services	4.5%
Pharmaceuticals	4.5%
Electric Utilities	4.3%
Tobacco	3.9%
Commercial Banks	3.5%
Diversified Telecommunication Services	3.5%
Food Products	3.4%
Computers & Peripherals	3.0%
Metals & Mining	2.9%
Thrifts & Mortgage Finance	2.7%
Energy Equipment & Services	2.5%
Communications Equipment	2.3%
Food & Staples Retailing	2.3%
Industrial Conglomerates	2.0%
Machinery	2.0%
Consumer Finance	1.9%
Multi-Utilities	1.9%
Other	14.3%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$983.40	$979.50	$984.30	$1,018.85	$1,015.12	$1,020.04
Expenses Incurred During Period	$5.97	$9.65	$4.79	$6.07	$9.82	$4.87

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.21%, 1.96% and .97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 8

Fund Spotlight as of 7/31/08 Nuveen Symphony Optimized Alpha Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NOPAX	NOPCX	NOPRX
NAV	$18.27	$18.16	$18.30
Inception Date	9/28/07	9/28/07	9/28/07

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 7/31/08

A Shares	NAV	Offer
Since Inception	-8.65%	-13.90%

C Shares	NAV
Since Inception	-9.20%

I Shares	NAV
Since Inception	-8.50%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.58%	1.45%	9/28/07
Class C	2.33%	2.20%	9/28/07
Class I	1.33%	1.20%	9/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and are estimated for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/31/08

A Shares	NAV	Offer
Since Inception	-6.35%	-11.73%

C Shares	NAV
Since Inception	-6.90%

I Shares	NAV
Since Inception	-6.20%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,267
Number of Stocks	69
Top Five Common Stock Holdings[2]
Apple, Inc.	4.2%
Colgate-Palmolive Company	3.7%
Lockheed Martin Corporation	3.7%
International Business Machines Corporation (IBM)	3.0%
Baxter International Inc.	2.9%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 9

Fund Spotlight as of 7/31/08 Nuveen Symphony Optimized Alpha Fund

Industries[1]
Pharmaceuticals	7.5%
Computers & Peripherals	7.1%
Household Products	7.0%
Food Products	7.0%
Aerospace & Defense	6.0%
Health Care Equipment & Supplies	5.9%
Tobacco	5.3%
Oil, Gas & Consumable Fuels	4.4%
Biotechnology	3.9%
Electric Utilities	3.6%
Metals & Mining	3.5%
Energy Equipment & Services	3.1%
Insurance	3.0%
Beverages	2.7%
Life Sciences Tools & Services	2.7%
Gas Utilities	2.6%
Communications Equipment	2.5%
Industrial Conglomerates	2.4%
IT Services	2.3%
Capital Markets	2.0%
Chemicals	2.0%
Other	13.5%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$979.10	$975.30	$979.70	$1,018.15	$1,014.42	$1,019.39
Expenses Incurred During Period	$6.64	$10.31	$5.41	$6.77	$10.52	$5.52

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 7/31/08 Nuveen Symphony International Equity Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NSIAX	NSECX	NSIEX
NAV	$17.52	$17.49	$17.52
Inception Date	5/30/08	5/30/08	5/30/08

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 7/31/08

A Shares	NAV	Offer
Since Inception	-12.40%	-17.44%

C Shares	NAV
Since Inception	-12.55%

I Shares	NAV
Since Inception	-12.40%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.51%	1.38%	7/01/08
Class C	2.26%	2.13%	7/01/08
Class I	1.26%	1.13%	7/01/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and are estimated for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/08

A Shares	NAV	Offer
Since Inception	-8.60%	-13.85%

C Shares	NAV
Since Inception	-8.65%

I Shares	NAV
Since Inception	-8.55%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$876
Number of Stocks	56
Top Five Common Stock Holdings[2]
ING Groep N.V.	4.0%
BG PLC	4.0%
E.ON A.G.	3.8%
ABB Limited	3.6%
Total SA	3.2%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 11

Fund Spotlight as of 7/31/08 Nuveen Symphony International Equity Fund

Country Allocation[1]
United Kingdom	21.9%
Japan	16.9%
Germany	9.2%
Switzerland	7.3%
Canada	6.7%
France	6.1%
Netherlands	5.8%
Brazil	4.7%
Spain	4.5%
Mexico	4.1%
Other	12.8%

Industries[1]
Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	10.3%
Automobiles	5.7%
Household Durables	5.1%
Wireless Telecommunication Services	5.0%
Machinery	4.6%
Diversified Telecommunication Services	4.4%
Chemicals	4.1%
Diversified Financial Services	4.0%
Gas Utilities	4.0%
Pharmaceuticals	3.8%
Electric Utilities	3.8%
Leisure Equipment & Products	3.4%
Metals & Mining	2.8%
Tobacco	2.7%
Insurance	2.6%
Communications Equipment	2.4%
Food Products	2.4%
Beverages	2.3%
Other	14.0%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 63 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/30/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$876.00	$874.50	$876.00	$1,006.32	$1,005.01	$1,006.76
Expenses Incurred During Period	$2.15	$3.37	$1.73	$2.30	$3.61	$1.85

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.33%, 2.09% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 63/366 (to reflect the 63 days in the period since the Fund’s commencement of operations).

Annual Report    Page 12

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.4%

	Air Freight & Logistics – 0.3%

40	FedEx Corporation	$3,154
	Beverages – 1.5%

210	Coca-Cola Company	10,815

80	Molson Coors Brewing Company, Class B	4,318
	Total Beverages	15,133

	Capital Markets – 5.5%

729	Bank of New York Company, Inc.	25,879

630	Invesco LTD	14,673

403	JPMorgan Chase & Co.	16,374
	Total Capital Markets	56,926

	Chemicals – 5.4%

140	Air Products & Chemicals Inc.	13,329

120	Eastman Chemical Company	7,195

280	Mosaic Company, (2)	35,618
	Total Chemicals	56,142

	Commercial Banks – 3.4%

390	BB&T Corporation	10,928

153	Northern Trust Corporation	11,960

110	PNC Financial Services Group, Inc.	7,842

250	Wachovia Corporation	4,318
	Total Commercial Banks	35,048

	Commercial Services & Supplies – 0.8%

290	Corrections Corporation of America, (2)	8,129
	Communication Equipment – 2.2%

420	QUALCOMM Inc.	23,243
	Computers & Peripherals – 2.9%

151	Hewlett-Packard Company	6,765

180	International Business Machines Corporation (IBM)	23,036
	Total Computers & Peripherals	29,801

	Consumer Finance – 1.8%

260	Visa Inc.	18,996
	Diversified Financial Services – 4.3%

1,173	Citigroup Inc.	21,923

830	Western Union Company	22,941
	Total Diversified Financial Services	44,864

	Diversified Telecommunication Services – 3.4%

883	AT&T Inc.	27,204

170	Embarq Corporation	7,781
	Total Diversified Telecommunication Services	34,985

	Electric Utilities – 4.2%

120	DPL Inc.	3,046

90	Edison International	4,351

100	Exelon Corporation	7,862

13

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Electric Utilities (continued)

340	FPL Group, Inc.	$21,940

160	Southern Company	5,662
	Total Electric Utilities	42,861

	Electrical Equipment – 0.3%

70	Emerson Electric Company	3,409
	Electronic Equipment & Instruments – 1.2%

200	Thermo Fisher Scientific, Inc., (2)	12,104
	Energy Equipment & Services – 2.4%

80	Helmerich & Payne Inc.	4,730

160	Noble Corporation	8,299

190	Pride International Inc., (2)	7,364

60	Unit Corporation, (2)	4,053
	Total Energy Equipment & Services	24,446

	Food & Staples Retailing – 2.2%

160	Costco Wholesale Corporation	10,029

440	Kroger Co.	12,443
	Total Food & Staples Retailing	22,472

	Food Products – 3.3%

280	Dean Foods Company, (2)	5,964

180	General Mills, Inc.	11,590

320	H.J. Heinz Company	16,122
	Total Food Products	33,676

	Gas Utilities – 1.3%

164	Energen Corporation	9,873

70	Questar Corporation	3,702
	Total Gas Utilities	13,575

	Health Care Equipment & Supplies – 0.5%

100	Covidien Limited	4,924
	Household Products – 0.5%

70	Colgate-Palmolive Company	5,199
	Industrial Conglomerates – 1.9%

710	General Electric Company	20,086
	Insurance – 5.5%

120	Ace Limited	6,084

141	AFLAC Incorporated	7,841

240	Allied World Assurance Holdings	9,986

230	Aon Corporation	10,534

200	Assurant Inc.	12,024

410	Unum Group	9,906
	Total Insurance	56,375

	Leisure Equipment & Products – 1.4%

370	Hasbro, Inc.	14,326

14

Shares	Description (1)	Value

	Machinery – 1.9%

220	AGCO Corporation, (2)	$13,167

60	Deere & Company	4,210

40	Parker Hannifin Corporation	2,467
	Total Machinery	19,844

	Media – 1.5%

410	Cablevision Systems Corporation, (2)	9,955

170	Walt Disney Company	5,160
	Total Media	15,115

	Metals & Mining – 2.8%

220	Freeport-McMoRan Copper & Gold, Inc.	21,285

50	United States Steel Corporation	8,018
	Total Metals & Mining	29,303

	Mortgage REIT – 0.5%

370	Annaly Capital Management Inc.	5,576
	Multiline Retail – 0.8%

350	Family Dollar Stores, Inc.	8,155
	Multi-Utilities – 1.8%

580	MDU Resources Group Inc.	18,508
	Oil, Gas & Consumable Fuels – 12.5%

260	Chesapeake Energy Corporation	13,039

452	Chevron Corporation	38,220

80	Continental Resources Inc., (2)	4,570

140	Devon Energy Corporation	13,285

60	EOG Resources, Inc.	6,032

230	Hess Corporation	23,322

390	Occidental Petroleum Corporation	30,743
	Total Oil, Gas & Consumable Fuels	129,211

	Pharmaceuticals – 4.3%

610	Bristol-Myers Squibb Company	12,883

220	Eli Lilly and Company	10,364

700	Pfizer Inc.	13,069

290	Watson Pharmaceuticals Inc., (2)	8,384
	Total Pharmaceuticals	44,700

	Residential REIT – 0.6%

50	Essex Property Trust Inc.	6,068
	Retail REIT – 1.0%

70	Simon Property Group, Inc.	6,484

90	Taubman Centers Inc.	4,320
	Total Retail REIT	10,804

	Road & Rail – 4.5%

180	Burlington Northern Santa Fe Corporation	18,743

330	CSX Corporation	22,301

60	Union Pacific Corporation	4,946
	Total Road & Rail	45,990

15

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Specialized REIT – 0.6%

130	Rayonier Inc.	$6,074
	Specialty Retail – 1.0%

420	Home Depot, Inc.	10,009
	Thrifts & Mortgage Finance – 2.6%

1,130	Hudson City Bancorp, Inc.	20,634

360	New York Community Bancorp, Inc.	5,983
	Total Thrifts & Mortgage Finance	26,617

	Tobacco – 3.8%

280	Altria Group, Inc.	5,698

450	Philip Morris International, (2)	23,243

191	UST Inc.	10,049
	Total Tobacco	38,990

	Total Investments (cost $945,471) – 96.4%	994,838

	Other Assets Less Liabilities – 3.6%	36,935

	Net Assets – 100%	$1,031,773

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

16

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 5.9%

610	Boeing Company	$37,277

790	Lockheed Martin Corporation	82,421

260	Raytheon Company	14,802
	Total Aerospace & Defense	134,500

	Beverages – 2.7%

280	Anheuser-Busch Companies, Inc.	18,973

830	Coca-Cola Company	42,745
	Total Beverages	61,718

	Biotechnology – 3.8%

190	Biogen Idec Inc., (2)	13,254

190	Celgene Corporation, (2)	14,343

770	Genzyme Corporation, (2)	59,021
	Total Biotechnology	86,618

	Capital Markets – 2.0%

480	Bank of New York Company, Inc.	17,040

700	JPMorgan Chase & Co.	28,441
	Total Capital Markets	45,481

	Chemicals – 2.0%

350	Mosaic Company, (2)	44,524
	Commercial Services & Supplies – 1.2%

280	Stericycle Inc., (2)	16,730

310	Waste Management, Inc.	11,017
	Total Commercial Services & Supplies	27,747

	Communications Equipment – 2.5%

980	Corning Incorporated	19,610

660	QUALCOMM Inc.	36,524
	Total Communications Equipment	56,134

	Computers & Peripherals – 7.1%

590	Apple, Inc., (2)	93,780

520	International Business Machines Corporation (IBM)	66,550
	Total Computers & Peripherals	160,330

	Construction & Engineering – 0.9%

240	Fluor Corporation	19,524
	Consumer Finance – 1.8%

560	Visa Inc.	40,914
	Diversified Financial Services – 1.5%

1,800	Citigroup Inc.	33,642
	Diversified Telecommunication Services – 0.4%

270	Verizon Communications Inc.	9,191
	Electric Utilities – 3.6%

470	Edison International	22,720

210	Entergy Corporation	22,453

17

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Electric Utilities (continued)

230	FPL Group, Inc.	$14,842

610	Southern Company	21,588
	Total Electric Utilities	81,603

	Electronic Equipment & Instruments – 0.7%

140	Mettler-Toledo International Inc., (2)	15,051
	Energy Equipment & Services – 3.1%

630	Helmerich & Payne Inc.	37,252

270	National-Oilwell Varco Inc., (2)	21,230

380	Patterson-UTI Energy, Inc.	10,800
	Total Energy Equipment & Services	69,282

	Food & Staples Retailing – 0.7%

260	Costco Wholesale Corporation	16,297
	Food Products – 6.9%

800	General Mills, Inc.	51,512

480	H.J. Heinz Company	24,182

870	Kellogg Company	46,162

290	Monsanto Company	34,542
	Total Food Products	156,398

	Gas Utilities – 2.6%

330	Energen Corporation	19,866

730	Questar Corporation	38,602
	Total Gas Utilities	58,468

	Health Care Equipment & Supplies – 5.8%

940	Baxter International Inc.	64,493

160	Beckman Coulter, Inc.	11,574

520	Becton, Dickinson and Company	44,153

250	Covidien Limited	12,310
	Total Health Care Equipment & Supplies	132,530

	Health Care Providers & Services – 1.9%

280	Express Scripts, Inc., (2)	19,751

400	Universal Health Services, Inc., Class B	24,248
	Total Health Care Providers & Services	43,999

	Hotels, Restaurants & Leisure – 0.6%

210	McDonald’s Corporation	12,556
	Household Products – 6.9%

280	Church & Dwight Company Inc.	15,364

1,130	Colgate-Palmolive Company	83,925

650	Kimberly-Clark Corporation	37,590

310	Procter & Gamble Company	20,299
	Total Household Products	157,178

	Industrial Conglomerates – 2.4%

520	Walter Industries Inc.	54,532

18

Shares	Description (1)	Value

	Insurance – 3.0%

900	AFLAC Incorporated	$50,049

260	Arch Capital Group Limited, (2)	18,130
	Total Insurance	68,179

	IT Services – 2.3%

1,240	Accenture Limited	51,782
	Life Sciences Tools & Services – 2.7%

380	Covance, Inc., (2)	34,884

420	Edwards Lifesciences Corporation, (2)	26,326
	Total Life Sciences Tools & Services	61,210

	Media – 1.8%

890	DIRECTV Group, Inc., (2)	24,048

550	Walt Disney Company	16,693
	Total Media	40,741

	Metals & Mining – 3.4%

340	Cleveland-Cliffs Inc.	36,859

420	Freeport-McMoRan Copper & Gold, Inc.	40,635
	Total Metals & Mining	77,494

	Oil, Gas & Consumable Fuels – 4.4%

310	Continental Resources Inc., (2)	17,707

190	EOG Resources, Inc.	19,101

450	Hess Corporation	45,630

510	Petrohawk Energy Corporation, (2)	16,993
	Total Oil, Gas & Consumable Fuels	99,431

	Pharmaceuticals – 7.4%

980	Abbott Laboratories	55,213

980	Eli Lilly and Company	46,168

660	Johnson & Johnson	45,190

520	Wyeth	21,070
	Total Pharmaceuticals	167,641

	Software – 1.9%

1,030	Adobe Systems Incorporated, (2)	42,591
	Tobacco – 5.2%

480	Altria Group, Inc.	9,768

1,080	Philip Morris International, (2)	55,782

1,010	UST Inc.	53,136
	Total Tobacco	118,686

	Total Investments (cost $2,254,274) – 99.1%	2,245,972

	Other Assets Less Liabilities – 0.9%	21,279

	Net Assets – 100%	$2,267,251

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

19

Portfolio of Investments

Nuveen Symphony International Equity Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 94.3%
	Auto Components – 1.5%

220	Magna International Inc., Class A	$13,002
	Automobiles – 5.4%

780	Honda Motor Company Limited	24,952

260	Toyota Motor Corporation	22,373
	Total Automobiles	47,325

	Beverages – 2.2%

120	Diageo PLC, Sponsored ADR	8,446

230	Fomento Economico Mexicano S.A	10,548
	Total Beverages	18,994

	Capital Markets – 2.2%

380	Credit Suisse Group	18,954
	Chemicals – 3.8%

200	Bayer AG	17,275

80	Potash Corporation of Saskatchewan	16,342
	Total Chemicals	33,617

	Commercial Banks – 11.9%

100	Allied Irish Banks	2,511

930	Allianz S.E	15,829

420	Banco Bilbao Vizcaya Argentaria S.A	7,732

650	Banco Bradesco SA, ADR	13,800

662	Banco Itau Holdings Financeira, S.A	14,101

750	Banco Santander Central S.A	14,370

420	Barclays PLC	11,424

720	Lloyds TSB Group PLC, Sponsored ADR	16,920

790	National Bank of Greece S.A	7,426
	Total Commercial Banks	104,113

	Communications Equipment – 2.3%

740	Nokia Oyj, Sponsored ADR	20,217
	Diversified Financial Services – 3.8%

1,010	ING Groep N.V., Sponsored ADR	32,993
	Diversified Telecommunication Services – 4.1%

420	France Telecom SA	13,226

900	Nippon Telegraph and Telephone Corporation	22,788
	Total Diversified Telecommunication Services	36,014

	Electric Utilities – 3.6%

490	E.ON A.G., Sponsored ADR	31,253
	Food & Staples Retailing – 1.4%

1,080	Koninklijke Ahold NV, (2)	12,343
	Food Products – 2.3%

275	Nestle SA	12,092

290	Unilever PLC	7,943
	Total Food Products	20,035

20

Shares	Description (1)	Value

	Gas Utilities – 3.8%

290	BG PLC	$32,917
	Health Care Equipment & Supplies – 1.3%

210	Fresenius Medical Care, ADR	11,571
	Hotels, Restaurants & Leisure – 1.0%

250	Carnival Corporation	8,793
	Household Durables – 4.8%

420	Desarrolladora Homex SAB de CV, Sponsored ADR, (2)	23,478

890	Matsushita Electric Industrial Co., Ltd	18,788
	Total Household Durables	42,266

	Insurance – 2.4%

210	Aegon N.V.	2,453

480	Sun Life Financial Inc.	18,758
	Total Insurance	21,211

	Leisure Equipment & Products – 3.2%

470	Canon Inc.	21,446

210	FujiFilm Holdings Corporation, ADR	6,546
	Total Leisure Equipment & Products	27,992

	Machinery – 4.3%

1,120	ABB Limited	29,366

120	Hitachi Limited	8,615
	Total Machinery	37,981

	Media – 1.9%

310	Shaw Communication Inc.	6,501

220	WPP Group PLC	10,465
	Total Media	16,966

	Metals & Mining – 2.6%

220	BHP Billiton PLC	14,577

20	Rio Tinto PLC, Sponsored ADR	8,352
	Total Metals & Mining	22,929

	Oil, Gas & Consumable Fuels – 9.7%

140	BP PLC, Sponsored ADR	8,602

140	Petroleo Brasileiras S.A	7,827

460	Repsol YPF S.A	15,378

810	StatoilHydro ASA, Sponsored ADR	26,228

350	Total SA, Sponsored ADR	26,775
	Total Oil, Gas & Consumable Fuels	84,810

	Paper & Forest Products – 0.3%

130	Votorantim Celulose e Papel S.A	3,149
	Pharmaceuticals – 3.6%

440	AstraZeneca Group, Sponsored ADR	21,362

290	Sanofi-Aventis, Sponsored ADR	10,138
	Total Pharmaceuticals	31,500

21

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Road & Rail – 1.5%

250	Canadian National Railways Company	$13,188
	Software – 0.9%

140	Nintendo Co., LTD., ADR	8,085
	Specialty Retail – 0.6%

150	Sony Corporation	5,651
	Textiles, Apparel & Luxury Goods – 0.5%

170	Gildan Activewear Inc, Sponsored ADR, (2)	4,289
	Tobacco – 2.6%

310	British American Tobacco PLC	22,410
	Wireless Telecommunication Services – 4.8%

160	Millicom International Cellular SA, (2)	12,381

290	Mobile Telesystems, Sponsored ADR	20,706

320	Vodafone Group PLC, Sponsored ADR	8,586
	Total Wireless Telecommunication Services	41,673

	Total Investments (cost $938,274) – 94.3%	826,241

	Other Assets Less Liabilities – 5.7%	49,502

	Net Assets – 100%	$875,743

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22

Statement of Assets and Liabilities

July 31, 2008

	Symphony Large-Cap Value	Symphony Optimized Alpha	Symphony International Equity
Assets
Investments, at value (cost $945,471, $2,254,274 and $938,274, respectively)	$994,838	$2,245,972	$826,241
Cash	62,454	13,136	55,237
Receivables:
Dividends	1,701	2,574	983
From Adviser	—	9,617	7,583
Investments sold	—	24,314	—
Shares sold	—	5,967	—
Total assets	1,058,993	2,301,580	890,044
Liabilities
Payable for investments purchased	16,112	22,184	—
Accrued expenses:
Management fees	286	—	—
12b-1 distribution and service fees	281	260	234
Other	10,541	11,885	14,067
Total liabilities	27,220	34,329	14,301
Net assets	$1,031,773	$2,267,251	$875,743
Class A Shares
Net assets	$258,936	$277,719	$218,959
Shares outstanding	12,500	15,201	12,500
Net asset value per share	$20.71	$18.27	$17.52
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.97	$19.38	$18.59
Class C Shares
Net assets	$256,405	$226,946	$218,672
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$20.51	$18.16	$17.49
Class I Shares (1)
Net assets	$516,432	$1,762,586	$438,112
Shares outstanding	24,889	96,302	25,000
Net asset value and offering price per share	$20.75	$18.30	$17.52

Net Assets Consist of:
Capital paid-in	$998,972	$2,409,044	$999,506
Undistributed (over-distribution of) net investment income	3,786	1,589	269
Accumulated net realized gain (loss) from investments and foreign currencies	(20,352)	(135,080)	(11,999)
Net unrealized appreciation (depreciation) of investments	49,367	(8,302)	(112,033)
Net assets	$1,031,773	$2,267,251	$875,743

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

23

Statement of Operations

	Symphony Large Cap Value Year Ended 7/31/08	Symphony Optimized Alpha For the Period 9/28/07 (commencement of operations) through 7/31/08	Symphony International Equity For the Period 5/30/08 (commencement of operations) through 7/31/08
Dividend and Interest Income (net of foreign tax withheld of $0, $0 and $112, respectively)	$20,386	$17,193	$1,986
Expenses
Management fees	8,720	10,905	1,372
12b-1 service fees – Class A	696	530	99
12b-1 distribution and service fees – Class B	2,083	1,417	—
12b-1 distribution and service fees – Class C	2,774	2,016	395
Shareholders’ servicing agent fees and expenses	170	289	39
Custodian’s fees and expenses	9,843	12,673	1,112
Trustees’ fees and expenses	90	109	8
Professional fees	10,448	6,339	9,785
Shareholders’ reports – printing and mailing expenses	3,138	9,045	3,605
Federal and state registration fees	770	9,096	86
Other expenses	979	2,878	1,152
Total expenses before custodian fee credit and expense reimbursement	39,711	55,297	17,653
Custodian fee credit	(818)	(797)	(60)
Expense reimbursement	(22,662)	(37,521)	(15,391)
Net expenses	16,231	16,979	2,202
Net investment income (loss)	4,155	214	(216)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currencies	(19,192)	(135,106)	(12,008)
Change in net unrealized appreciation (depreciation) of investments	12,815	(8,302)	(112,033)
Net realized and unrealized gain (loss)	(6,377)	(143,408)	(124,041)
Net increase (decrease) in net assets from operations	$(2,222)	$(143,194)	$(124,257)

See accompanying notes to financial statements.

24

Statement of Changes in Net Assets

	Symphony Large-Cap Value		Symphony Optimized Alpha	Symphony International Equity
	Year Ended 7/31/08	Year Ended 7/31/07	For the Period 9/28/07 (commencement of operations) through 7/31/08	For the Period 5/30/08 (commencement of operations) through 7/31/08
Operations
Net investment income (loss)	$4,155	$4,778	$214	$(216)
Net realized gain (loss) from investments and foreign currencies	(19,192)	100,757	(135,106)	(12,008)
Change in net unrealized appreciation (depreciation) of investments	12,815	5,002	(8,302)	(112,033)
Net increase (decrease) in net assets from operations	(2,222)	110,537	(143,194)	(124,257)
Distributions to Shareholders
From net investment income:
Class A	(845)	(1,471)	—	—
Class B	N/A	(305)	N/A	N/A
Class C	—	(305)	—	—
Class I (1)	(1,574)	(1,859)	—	—
From accumulated net realized gains:
Class A	(22,559)	(4,883)	—	—
Class B	N/A	(4,882)	N/A	N/A
Class C	(22,559)	(4,882)	—	—
Class I (1)	(45,118)	(4,883)	—	—
Decrease in net assets from distributions to shareholders	(92,655)	(23,470)	—	—
Fund Share Transactions
Proceeds from sale of shares	278,000	—	2,658,168	1,000,000
Cost of shares redeemed	(278,000)	—	(247,723)	—
Net increase (decrease) in net assets from Fund share transactions	—	—	2,410,445	1,000,000
Net increase (decrease) in net assets	(94,877)	87,067	2,267,251	875,743
Net assets at the beginning of period	1,126,650	1,039,583	—	—
Net assets at the end of period	$1,031,773	$1,126,650	$2,267,251	$875,743
Undistributed (over-distribution of) net investment income at the end of period	$3,786	$2,052	$1,589	$269

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Effective March 31, 2008, Class B Shares are no longer available for Symphony Large-Cap Value and Symphony Optimized Alpha. Symphony International Equity did not offer Class B Shares during the period May 30, 2008, (commencement of operations) through July 31, 2008.

See accompanying notes to financial statements.

25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) and Nuveen Symphony International Equity Fund (“Symphony International Equity”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony Large-Cap Value ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 1000 Value Index in an attempt to provide long-term capital appreciation.

Symphony Optimized Alpha ordinarily invests at least 80% of its net assets in equity securities of the companies with varying market capitalizations in an attempt to provide long-term capital appreciation with lower absolute volatility than the broad equity market.

Symphony International Equity ordinarily invests in foreign equity securities in an attempt to provide long-term capital appreciation. The Fund may also invest up to 15% of its assets in companies located in emerging markets.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds:

•

Effective March 31, 2008, Class B shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•

Effective May 1, 2008, Class A share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

26

presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period August 1, 2008, through March 30, 2008, Symphony Large-Cap Value and Symphony Optimized Alpha offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from investments and foreign currencies” on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including futures, forwards, options and swap transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

27

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Large-Cap Value
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	12,389	278,000	—	—
	12,389	278,000	—	—
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(278,000)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	(12,500)	(278,000)	—	—
Net increase (decrease)	(111)	$—	—	$—

	Symphony Optimized Alpha For the period 9/28/07 (commencement of operations) through 7/31/08
	Shares	Amount
Shares sold:
Class A	15,201	$302,527
Class B*	12,500	250,000
Class C	12,500	250,000
Class I	96,766	1,855,641
	136,967	2,658,168
Shares redeemed:
Class A	—	—
Class B*	(12,500)	(239,000)
Class C	—	—
Class I	(464)	(8,723)
	(12,964)	(247,723)
Net increase (decrease)	124,003	$2,410,445

* Effective March 31, 2008. Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

28

	Symphony International Equity For the period 5/30/08 (commencement of operations) through 7/31/08
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class I	25,000	500,000
	50,000	1,000,000
Net increase (decrease)	50,000	$1,000,000

3. Investment Transactions

Purchases and sales (excluding short-term investments) were as follows:

	Symphony Large-Cap Value Year Ended 7/31/08	Symphony Optimized Alpha For the period 9/28/07 (commencement of operations) through 7/31/08	Symphony International Equity For the period 5/30/08 (commencement of operations) through 7/31/08
Purchases	$1,066,781	$3,620,580	$1,004,257
Sales	1,190,043	1,231,172	53,984

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

	Symphony Large-Cap Value	Symphony Optimized Alpha	Symphony International Equity
Cost of investments	$948,625	$2,261,086	$938,274

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

	Symphony Large-Cap Value	Symphony Optimized Alpha	Symphony International Equity
Gross unrealized:
Appreciation	$109,518	$94,631	$3,752
Depreciation	(63,305)	(109,745)	(115,785)
Net unrealized appreciation (depreciation) of investments	$46,213	$(15,114)	$(112,033)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

	Symphony Large-Cap Value	Symphony Optimized Alpha	Symphony International Equity
Undistributed net ordinary income*	$3,785	$3,117	$278
Undistributed net long-term capital gains	1,176	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

29

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2008	Symphony Large-Cap Value	Symphony Optimized Alpha***	Symphony International Equity****
Distributions from net ordinary income*	$85,285	$—	$—
Distributions from net long-term capital gains**	7,370	—	—

The tax character of Symphony Large-Cap Value’s distributions paid during the tax year ended July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2007	Symphony Large-Cap Value
Distributions from net ordinary income*	$23,471
Distributions from net long-term capital gains	—

*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2008.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Symphony Large-Cap Value	Symphony Optimized Alpha***	Symphony International Equity****
Post-October capital losses	$18,374	$129,796	$11,999
Post-October currency losses	—	—	9

***	For the Period September 28, 2007 (commencement of operations) through July 2008.
****	For the Period May 30, 2008 (commencement of operations) through July 2008.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate
For the first $125 million	.6000%	.7500%	.6800%
For the next $125 million	.5875	.7375	.6625
For the next $250 million	.5750	.7250	.6550
For the next $500 million	.5625	.7125	.6425
For the next $1 billion	.5500	.7000	.6300
For net assets over $2 billion	.5250	.6750	.6150

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

30

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management (“Symphony”), a wholly owned subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses through November 30, 2009, for Symphony Large-Cap Value, through November 30, 2010 for Symphony Optimized Alpha and through November 30, 2011 for Symphony International Equity, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.05%, 1.20% and 1.13%, of the average daily net assets of Symphony Large-Cap Value, Symphony Optimized Alpha and Symphony International Equity, respectively, and from exceeding 1.30%, 1.45% and 1.38%, respectively, after November 30, 2009 for Symphony Large-Cap Value, November 30, 2010 for Symphony Optimized Alpha and November 30, 2011 for Symphony International Equity. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2008, Nuveen owned all shares of each class of Symphony Large-Cap Value and Symphony International Equity and owned 12,500 shares of Class A, 12,500 shares of Class C and 24,929 shares of Class I for Symphony Optimized Alpha.

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees

31

Notes to Financial Statements (continued)

collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Value	Symphony Optimized Alpha*	Symphony International Equity**
12b-1 fees retained (Unaudited)	$5,355	$3,427	$395

*	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
**	For the period May 30, 2008 (commencement of operations) through July 31, 2008.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of Symphony Large-Cap Value and Symphony Optimized Alpha and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FSAB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. As the Trust was established prior to November 15, 2007, each Fund in the Trust will include SFAS No. 157 disclosures in the Trust’s interim report filed with the SEC as of September 30, 2008.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

32

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2008	$22.58	$.14	$(.14)	$—	$(.07)	$(1.80)	$(1.87)	$20.71	(.36)%	$259	3.33%		(1.49)%	1.28%		.55%		1.21%		.62%		98%
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01	282	5.11		(3.18)	1.28		.64		1.19		.74		133
2006(e)	20.00	.02	.78	.80	—	—	—	20.80	4.00	260	9.89	*	(8.21)*	1.29	*	.39	*	1.22	*	.46	*	10
Class C (5/06)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)	256	4.08		(2.24)	2.04		(.20)		1.96		(.13)		98
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	5.86		(3.93)	2.04		(.11)		1.94		(.01)		133
2006(e)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90	260	10.64	*	(8.96)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10
Class I (5/06) (f)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)	516	3.08		1.24	1.04		.80		.96		.87		98
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26	283	4.86		(2.93)	1.03		.89		.94		.99		133
2006(e)	20.00	.02	.79	.81	—	—	—	20.81	4.05	260	9.63	*	(7.95)*	1.04	*	.64	*	.97	*	.71	*	10

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SYMPHONY OPTIMIZED ALPHA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (9/07)
2008(e)	$20.00	$.01	$(1.74)	$(1.73)	$—	$—	$—	$18.27	(8.65)%	$278	4.47	%*	(3.02	)%*	1.43	%*	.02	%*	1.37	%*	.09	%*	88%
Class C (9/07)
2008(e)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)	227	5.17	*	(3.72	)*	2.19	*	(.74	)*	2.12	*	(.67	)*	88
Class I (9/07) (f)
2008(e)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)	1,763	4.52	*	(3.03	)*	1.19	*	.30	*	1.12	*	.37	*	88

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

34

Class (Inception Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
SYMPHONY INTERNATIONAL EQUITY												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/08)
2008(e)	$20.00	$—	**	$(2.48)	$(2.48)	$—	$—	$—	$17.52	(12.40)%	$219	11.09	%*	(9.84	)%*	1.37	%*	(.11	)%*	1.33	%*	(.07	)%*	6%
Class C (5/08)
2008(e)	20.00	(.03)		(2.48)	(2.51)	—	—	—	17.49	(12.55)	219	11.84	*	(10.59	)*	2.13	*	(.87	)*	2.09	*	(.83	)*	6
Class I (5/08) (f)
2008(e)	20.00	.01		(2.49)	(2.48)	—	—	—	17.52	(12.40)	438	10.84	*	(9.59	)*	1.11	*	.14	*	1.07	*	.18	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Optimized Alpha Fund and Nuveen Symphony International Equity Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations for the periods indicated, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

36

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”), including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements of the Nuveen Symphony Large-Cap Value Fund and the Nuveen Symphony Optimized Alpha Fund for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each such fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

The initial investment advisory agreement between NAM and the Nuveen Symphony International Equity Fund and the initial sub-advisory agreement between NAM and the Sub-Adviser on behalf of such fund were approved separately at a meeting held on February 28, 2008 and were not up for renewal at the May Meeting.

The approvals for the Nuveen Symphony Large-Cap Value Fund and the Nuveen Symphony Optimized Alpha Fund are set forth below in Section I, followed by the discussion in Section II of the approvals for the Nuveen Symphony International Equity Fund.

I.

Nuveen Symphony Large-Cap Value Fund and Nuveen Symphony Optimized Alpha Fund

With respect to the Nuveen Symphony Large-Cap Value Fund and the Nuveen Symphony Optimized Alpha Fund (for purposes of this Section I, the “Funds”), in evaluating the applicable advisory agreements (for purposes of this Section I, each an “Investment Management Agreement”) and sub-advisory agreements (for purposes of this Section I, each a “Sub-Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (for purposes of this Section I, NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Funds’ other service providers and given the importance of

37

Annual Investment Management Agreement Approval Process (continued)

compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In considering the renewal of the Sub-Advisory Agreements, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited the Sub-Adviser. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Funds.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five-year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

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2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in

39

Annual Investment Management Agreement Approval Process (continued)

the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

II.

Nuveen Symphony International Equity Fund

The Approval Process

The Board Members are responsible for approving advisory arrangements and, at a meeting held on February 28, 2008 (for purposes of this Section II, the “Meeting”) were asked to approve the advisory arrangements on behalf of the Nuveen Symphony International Equity Fund (for purposes of this Section II, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and NAM and the investment sub-advisory agreement (for purposes of this Section II, the “Sub-Advisory Agreement”) between NAM and the Sub-Adviser on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser” for purposes of this Section II.

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance information regarding an investment product with a similar investment strategy (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned subsidiaries);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

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•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. As NAM and Symphony already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreement and Sub-Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things: product management; preparing shareholder reports; providing daily accounting; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements, compliance functions and monitoring and overseeing any sub-adviser).

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were sufficient.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members received certain performance information regarding a Nuveen separately managed account product that is managed by the Sub-Adviser and uses an investment strategy that is similar to that of the Fund. The performance information provided with respect to such separately managed account product included, among other things, performance information for rolling 12-month periods for periods ending from September 2006 to December 2007.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.”

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Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts. With respect to separately managed accounts, the advisory fees charged to such separately managed accounts are generally lower than those charged to comparable funds. The Board Members have recognized, however, the additional services that are provided (as described above) and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund, compared to individually managed separate accounts. These services are generally not required to the same extent, if at all, for separate accounts. Accordingly, the Independent Board Members have noted that the nature and number of services provided to operate a fund merit the higher fees than those assessed to the separately managed accounts.

In considering the advisory fees of the Sub-Adviser, the Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients.

3. Profitability

In conjunction with its review of fees at prior meetings, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned subsidiaries) and its financial condition. At the Meeting or prior meetings, the Board Members reviewed Nuveen’s revenues, expenses and profitability margins for advisory activities (on both a pre-tax and after-tax basis) and the methodology used to determine profitability. The Board Members have reviewed data comparing Nuveen’s profitability with other investment management companies prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members have recognized the inherent limitations in determining profitability as well as the difficulty in comparing the profitability of other unaffiliated advisers. The Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members have noted the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. The Board Members further received the 2006 Annual Report for Nuveen Investments as well as its quarterly report ending September 30, 2007. As noted below, the Board Members also recognized the recent changes to the complex-wide fee breakpoint schedule that went into effect August 20, 2007. Based on their review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to advisory fee breakpoints, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004 and modified in August 2007 to generate additional fee savings. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. Based on their review, the Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered, among other things, that an affiliate of NAM will provide distribution and shareholder services to the Fund and will therefore receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan.

In addition to the above, the Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Board Members also considered the soft

42

dollar arrangements of the Sub-Adviser and have noted that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

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Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

46

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

47

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

48

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Symphony Large-Cap Value, Symphony Optimized Alpha and Symphony International Equity hereby designate 22.28%, 100.00% and 0.00%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 21.66%, 100.00% and 100.00%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

49

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-SLCIE-0708D

NUVEEN INVESTMENTS EQUITY FUNDS

Annual Report July 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds Global Resources Fund

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Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Tradewinds International Value Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Global Resources Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Paul Hechmer and Dave Iben offer their thoughts on market conditions, investment strategy and the performance of the Funds during the twelve-month period ended July 31, 2008. Paul, a managing director of Tradewinds, is the portfolio manager for the Nuveen Tradewinds International Value Fund while Dave, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Global All-Cap Fund and co-portfolio manager with Alberto Jimenez Crespo, CFA, and Nathaniel Velarde, for the Nuveen Tradewinds Global Resources Fund.

What were the general market conditions during the reporting period?

International markets experienced extreme volatility during the reporting period, with the MSCI EAFE Index posting a -12.19% return. Inflation fears continued to concern investors, with the price of oil hitting new highs. Regionally, the main non-U.S. developed markets were all significantly weaker. In particular, developed markets in Europe and Asia performed relatively poorly. Emerging markets also struggled, again more in Europe and Asia than in Latin America. In general, U.S. markets outperformed their global peers, despite the catalyst for the global market sell off being directly linked to the weakness in the U.S. financial and economic systems. The continued weakness in the U.S. dollar did however provide a tailwind for investing overseas. During the period, the U.S. dollar hit new lows versus the Euro and also weakened versus the Japanese Yen.

How did the Funds perform during the period ended July 31, 2008?

The table on page three provides performance information for the three Funds (Class A shares at net asset value) for the one-year, five-year and since inception periods ended July 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds International Value Fund

Class A shares at net asset value for the Nuveen Tradewinds International Value Fund had negative returns, but outperformed its benchmarks for the twelve-month period ended July 31, 2008. From a sector perspective, the Fund’s significant underweight in financials was the largest contributor to its relatively good performance. Also contributing to the Fund’s performance relative to its benchmark was an overweight in the materials sector. In particular, our holding in Barrick Gold Corp., a Canadian gold producer, was a strong contributor for the period. The company benefited from a strong rally in the price of gold as the price of gold traded above $1000 at the beginning of 2008. We did trim the position after it had experienced significant price appreciation. Another strong contributor in the materials sector was Newmont Mining Corp.

The Fund’s holding in the telecommunications sector also enhanced returns. These included Chunghwa Telecom Company and Nippon Telegraph and Telephone Corp. Chunghwa Telecom was a strong performer due in part to a more stable political environment in Taiwan and an agreement reached with local regulators enabling the company to return capital to shareholders. We sold out of the position after the stock experienced

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 7/31/08

	Average Annual
	1-Year	5-Year	Since Inception*
Nuveen Tradewinds International Value Fund** A Shares at NAV A Shares at Offer	-2.67% -8.27%	16.96% 15.58%	6.73% 6.00%
Lipper International Multi-Cap Value Funds Index[1]	-13.84%	15.08%	6.70%
MSCI EAFE Index[2]	-12.19%	15.36%	3.09%

Nuveen Tradewinds Global All-Cap Fund A Shares at NAV A Shares at Offer	0.95% -4.86%	NA NA	11.86% 9.07%
Lipper Global Multi-Cap Value Funds Index[3]	-13.17%	NA	7.25%
MSCI ACWI[4]	-10.25%	NA	10.48%

Nuveen Tradewinds Global Resources Fund A Shares at NAV A Shares at Offer	2.92% -2.99%	NA NA	11.88% 7.88%
Lipper Natural Resources Funds Index[5]	14.31%	NA	19.86%
MSCI ACWI[4]	-10.25%	NA	-1.65%
Market Benchmark Index[6]	1.35%	NA	15.20%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

*	Since inception returns for the Nuveen Tradewinds International Value Fund are as of 12/20/1999, for the Nuveen Tradewinds Global All-Cap Fund are as of 3/28/2006 and for the Nuveen Tradewinds Global Resources Fund are as of 12/15/2006.

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006 Tradewinds assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

1	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australia, Far East) Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. Since inception data for the index is as of 12/31/99 as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Market Benchmark Index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The since inception data for the index was calculated as of 12/31/06, as index returns are calculated on a calendar-month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

significant price appreciation. We trimmed our holdings in Nippon Telegraph and Telephone Corp. after the company announced it will increase its dividend payment and nearly double its share buybacks this year, prompting several upgrades of the stock.

Also, contributing on a smaller scale to the Fund’s performance was the energy sector. One holding in particular, Suncor Energy Inc., a Canadian company, experienced a good return over the twelve-month period.

Certain holdings in the materials sector detracted from returns. In particular, two paper companies were among the worst performing stocks within the sector, Stora Enso Oyi and UPM Kymmene Oyi. Both cited escalating wood and energy costs, as well as the strength of Euro as detractors to performance. We continue to hold Stora Enso Oyi and sold our position in UPM Kymmene Oyi. Also detracting from the Fund’s performance was Apex Silver Mines Limited. While a smaller holding, the company faced several challenges including the decline in zinc prices as a result of increased global supply, a slower than expected production ramp-up due to water salinity problems, and the threat of nationalization after the Bolivian government’s move to nationalize the nation’s oil and gas reserves. We continue to hold Apex Silver.

Also hurting the Fund’s performance was its holding in Alcatel-Lucent. The stock came under pressure as a result of its business post-merger model. We took this opportunity to add to our position, and also added its competitor Ericsson LM Telephone to the Fund as well.

From a regional perspective, the greatest contributors to performance came from Japan and Canada where we found attractively valued companies with strong franchise quality. Our emerging market exposure in South Africa and South Korea and our underweight in Europe also contributed to the Fund’s outperformance relative to its benchmark.

Nuveen Tradewinds Global All-Cap Fund

Class A shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed each of its comparative indexes for the twelve-month period ended July 31, 2008. Portfolio outperformance relative to the benchmark in the period was due in large part to our continued minimal exposure to the financial sector, which fell significantly, and to our industrials and information technology sector holdings, which outperformed. The portfolio’s overweighted materials sector detracted from overall performance, but contained several of the individual top and bottom performers during the period.

Industrial sector holding AGCO Corporation was among the portfolio’s top individual contributors to performance during the period. AGCO’s share price rose sharply after the company raised its earnings projections in late October. The company manufactures and distributes agricultural equipment and related replacement parts and has benefited from a global boom in the agricultural industry.

U.S.-based coal producer Peabody Energy was another top performer. The company’s share price gained during the period based upon expectations for higher coal prices and robust demand over the next several years. While domestic demand for coal remained relatively stable, supply/demand conditions for the international coal market became very tight during the second half of the year. Strong demand for coal in the emerging markets outpaced supply growth due to part bottlenecks and limited rail capacity. In addition, China became a net importer of coal. As a result, global coal spot prices increased substantially. This energy sector holding gained as investors anticipated increased export activity as coal from the U.S. becomes more attractive to export at higher international coal prices.

While the portfolio’s materials sector investments have posted strong performance throughout the last several years, during the last twelve-month period this sector detracted from performance — although performance within the sector varied by industry. In general, the portfolio’s largest gold mining positions, which also tend to be the world’s largest “major” gold mining producers, and its chemicals holding contributed positively to performance, while the Fund’s holdings in paper companies and a silver/zinc producer detracted from performance.

Annual Report    Page 4

Four of the top six performing portfolio holdings for the period were from the materials sector, and three were gold mining companies; Barrick Gold Corp, Newmont Mining and Kinross Gold. During the period the price of gold reached its highest level in 28 years, and despite gold’s pullback since its March high, many of the gold producers benefited as a result. Barrick Gold, the Fund’s top contributor to performance and one of its largest holdings, is the second largest North American gold producer and the largest gold company in the world by capitalization. Newmont Mining, another of the Fund’s largest holdings, is one of the world’s largest gold producers, with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand and Mexico. The company reported first quarter 2008 results that were significantly better than the same period a year earlier and management reiterated its 2008 guidance for equity gold sales. After Kinross announced strong fourth quarter results, which included record revenue and its first-ever common share dividend, its stock price reached new highs. We took the opportunity to sell the position from the portfolio in February. Among chemicals, the share price of Dyno Nobel Limited rallied significantly in early 2008 after Incitec Pivot Ltd., Australia’s biggest fertilizer maker, agreed to acquire Dyno Nobel Limited, the world’s second-largest explosives maker, for $1.7 billion USD. After the announcement of the acquisition we sold our position.

Despite the rally in gold during the period, Anglogold Ashanti Limited, yet another of the portfolio’s largest holdings, was among the worst detractors from performance. Anglogold is a global gold producer with operations and exploration programs around the world. The company was hurt by electricity shortages that interrupted mining production in South Africa. In addition, the company has been hurt by negative investor sentiment, which has also hurt the company’s profit margins. We still hold Anglogold Ashanti Limited. Apex Silver Mines Limited also was among the worst detractors. Apex is a silver/zinc mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s underperformance was due to several factors, including liquidity issues. In addition, the company’s production ramp-up was slower than expected due to water salinity problems. Finally, the threat of nationalization after the Bolivian Government’s move to nationalize the nation’s oil and gas reserves exacerbated the company’s woes. As a result, investors became increasingly concerned that continued production setbacks and the risk of losing its mining rights could result in liquidity challenges for the firm. We still hold Apex Silver Mines Limited. The portfolio’s paper companies, particularly AbitibiBowater Incorporated, have continued to struggle with poor supply/demand fundamentals in the paper industry. Canadian-based AbitibiBowater Incorporated was formed in late October as a result of a merger between Abitibi-Consolidated Incorporated and Bowater Incorporated. The company is a producer of coated and specialty papers and newsprint, and is the largest newsprint producer in North America. AbitibiBowater’s share price was also hurt by strong appreciation of the Canadian dollar. We continue to hold this security.

Although results within the consumer staples sector were mixed, the sector as a whole underperformed, primarily due to Smithfield Foods, Inc. Smithfield is a leading U.S.-based hog and pork processor, and also produces a variety of fresh and packaged meats products internationally. Its stock’s performance has been hampered by skyrocketing grain prices and concerns regarding the outlook for its balance sheet. During the fiscal year ended April 27, 2008, the company discontinued its beef segment operations, the sale of which is expected to close in September. We continue to hold Smithfield Foods, Inc.

Korea Electric Power (KEPCO) was the portfolio’s worst performer over the past twelve-month period. KEPCO is an integrated electricity company engaged in the generation, transmission and distribution of electricity in the Republic of Korea. After the newly-elected South Korean government failed to grant the company a tariff adjustment in late December, the company’s shares declined significantly throughout the remainder of the period. At the same time, coal and liquefied natural gas prices, which account for the majority of KEPCO’s fuel costs, posted steep increases. The government’s action created investor uncertainty about the company’s ability to pass on increases in fuel prices to its customers in the form of higher electricity prices and in the timing and frequency of future adjustments. We continue to hold KEPCO.

Annual Report    Page 5

Nuveen Tradewinds Global Resources Fund

The Nuveen Tradewinds Global Resources Fund (Class A shares at net asset value) underperformed its Lipper peer group and outperformed its benchmark indexes during the reporting period. The primary driver of performance was stock selection, as the Fund’s consumer staples holdings underperformed and the Fund’s materials sector investments contained a number of individual holdings that significantly affected performance both positively and negatively.

Industrias Peñoles S.A. de C.V. was the Fund’s top contributor to positive performance during the period. The company, one of the world’s largest refined silver producers, is a mining group with integrated operations in smelting and refining non-ferrous metals, and in producing chemicals. Its stock benefited as silver prices spiked to a 28-year high in March and after the company announced in April that it would split its precious metals assets from its base metals business by spinning-off its silver asset subsidiary, Fresnillo Limited. Similar to silver’s price appreciation during the period, the price of gold reached its highest level in 28 years and despite gold’s pullback since its March high, many of the major gold producers benefited as a result. Notably, Barrick Gold Corporation and Kinross Gold were among the portfolio’s top contributors. Barrick, one of the Fund’s largest holdings, is the second largest North American gold producer and the largest gold company in the world by capitalization. After Kinross Gold announced strong fourth quarter results, which included record revenue and its first-ever common share dividend, Kinross Gold’s stock price reached new highs.

AGCO Corporation also was among the portfolio’s top individual contributors to performance during the period. AGCO’s share price rose sharply after the company raised its earnings projections in late October. The company manufactures and distributes agricultural equipment and related replacement parts and has benefited from a global boom in the agricultural industry.

Despite the rallies in gold and silver prices during the period, two of the metals producers in the portfolio significantly underperformed. Apex Silver Mines Limited was the Fund’s worst detractor from performance. Apex is a silver/zinc mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s underperformance was due to several factors including liquidity issues. In addition, the company’s production ramp-up was slower than expected due to water salinity problems. Finally, the threat of nationalization after the Bolivian Government’s move to nationalize the nation’s oil and gas reserves exacerbated the company’s woes. As a result, investors became increasingly concerned that continued production setbacks and the risk of losing its mining rights could result in liquidity challenges for the firm if it were unable to meet its hedge book commitments. Anglogold Ashanti Limited, another of the portfolio’s largest holdings, was among the worst detractors from performance. Anglogold is a global gold producer with operations and exploration programs around the world. The company was hurt by electricity shortages that interrupted mining production in South Africa. In addition, the company has been hurt by negative investor sentiment related to its hedge book which has also hurt the company’s profit margins. We continue to hold both Apex Silver Mines Limited and Anglogold.

The portfolio’s paper companies, particularly AbitibiBowater Incorporated, continued to struggle as a result of poor supply/demand fundamentals in the paper industry. Canadian-based AbitibiBowater Incorporated was formed in late October as a result of a merger between Abitibi-Consolidated Incorporated and Bowater Incorporated. The company is a producer of coated and specialty papers and newsprint, and is the largest newsprint producer in North America. AbitibiBowater’s share price also was hurt by strong appreciation of the Canadian dollar. We continue to hold AbitibiBowater.

The Fund’s small weighting in consumer staples holdings also underperformed, primarily due to Smithfield Foods, Inc. Smithfield is a leading U.S.-based hog and pork processor, and also produces a variety of fresh and packaged meats products internationally. Its stock’s performance was hampered by skyrocketing grain prices and concerns regarding the outlook for its balance sheet. During the fiscal year ended April 27, 2008, the company discontinued its beef segment operations, the sale of which is expected to close in September. We continue to hold Smithfield Foods.

Annual Report    Page 6

Nuveen Tradewinds International Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Global All-Cap Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen Tradewinds Global Resources Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Tradewinds Global Resources Fund compared with the corresponding indexes. The Lipper Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Market Benchmark Index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 7/31/08 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NAIGX	NBIGX	NCIGX	NGRRX
NAV	$29.89	$28.69	$28.70	$30.06
Latest Capital Gain Distribution[2]	$1.7083	$1.7083	$1.7083	$1.7083
Latest Ordinary Income Distribution[3]	$2.0756	$1.8103	$1.8104	$2.1643
Inception Date	12/20/99	12/20/99	12/20/99	12/20/99

Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the name of the Fund changed from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. On February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08
A Shares	NAV	Offer
1-Year	-2.67%	-8.27%
5-Year	16.96%	15.58%
Since Inception	6.73%	6.00%
B Shares	w/o CDSC	w/CDSC
1-Year	-3.38%	-6.85%
5-Year	16.05%	15.94%
Since Inception	5.93%	5.93%
C Shares	NAV
1-Year	-3.42%
5-Year	16.03%
Since Inception	5.87%
I Shares	NAV
1-Year	-2.40%
5-Year	17.21%
Since Inception	6.93%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.52%	1.52%	7/31/07
Class B	2.27%	2.27%	7/31/07
Class C	2.27%	2.27%	7/31/07
Class I	1.26%	1.26%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	-0.45%	-6.18%
5-Year	18.84%	17.44%
Since Inception	7.31%	6.57%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.19%	-4.73%
5-Year	17.89%	17.79%
Since Inception	6.50%	6.50%
C Shares	NAV
1-Year	-1.15%
5-Year	17.91%
Since Inception	6.46%
I Shares	NAV
1-Year	-0.20%
5-Year	19.06%
Since Inception	7.51%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$913,856
Number of Common Stocks	55

Top Five Common Stock Holdings[4]
AngloGold Ashanti Limited, Sponsored ADR	3.5%
Barrick Gold Corporation	3.3%
Nippon Telegraph and Telephone Corporation, ADR	3.2%
KT Corporation, Sponsored ADR	3.1%
Newmont Mining Corporation	3.0%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 9

Fund Spotlight as of 7/31/08 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	31.7%
France	11.7%
Canada	10.1%
South Africa	5.8%
United Kingdom	5.7%
South Korea	5.6%
United States	4.9%
Australia	3.8%
Germany	2.9%
Italy	2.6%
Finland	2.4%
Netherlands	2.3%
Brazil	1.9%
Belgium	1.4%
Switzerland	1.1%
Sweden	0.8%
Short-Term Investments	5.3%

Industries[1]
Metals & Mining	19.4%
Oil, Gas & Consumable Fuels	12.4%
Diversified Telecommunication Services	10.3%
Beverages	3.7%
Electric Utilities	3.3%
Communications Equipment	3.0%
Pharmaceuticals	3.0%
Media	2.9%
Commercial Services & Supplies	2.6%
Wireless Telecommunication Services	2.6%
Leisure Equipment & Products	2.5%
Computers & Peripherals	2.5%
Paper & Forest Products	2.4%
Electrical Equipment & Instruments	2.3%
Commercial Banks	2.1%
Auto Components	2.1%
Aerospace & Defense	1.9%
Personal Products	1.6%
Short-Term Investments	5.3%
Other	14.1%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$948.00	$944.70	$944.10	$949.50	$1,016.91	$1,013.18	$1,013.18	$1,018.15
Expenses Incurred During Period	$7.75	$11.36	$11.36	$6.54	$8.02	$11.76	$11.76	$6.77

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35%, 2.35% and 1.35% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 7/31/08 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NWGAX	NWGBX	NWGCX	NWGRX
NAV	$24.03	$23.92	$23.94	$24.08
Latest Capital Gain Distribution[2]	$0.6497	$0.6497	$0.6497	$0.6497
Latest Ordinary Income Distribution[3]	$1.1042	$0.9135	$0.9136	$1.1684
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the name of the Fund changed from Nuveen NWQ Global All-Cap Fund to Nuveen Tradewinds Global All-Cap Fund. On February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08
A Shares	NAV	Offer
1-Year	0.95%	-4.86%
Since Inception	11.86%	9.07%
B Shares	w/o CDSC	w/CDSC
1-Year	0.15%	-3.61%
Since Inception	11.03%	9.54%
C Shares	NAV
1-Year	0.16%
Since Inception	11.07%
I Shares	NAV
1-Year	1.20%
Since Inception	12.16%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.29%	1.29%	7/31/07
Class B	2.04%	2.04%	7/31/07
Class C	2.04%	2.04%	7/31/07
Class I	1.05%	1.05%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	1.60%	-4.25%
Since Inception	13.26%	10.33%
B Shares	w/o CDSC	w/CDSC
1-Year	0.81%	-2.97%
Since Inception	12.41%	10.87%
C Shares	NAV
1-Year	0.81%
Since Inception	12.45%
I Shares	NAV
1-Year	1.82%
Since Inception	13.55%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$414,881
Number of Common Stocks	75

Top Five Common Stock Holdings[4]
Newmont Mining Corporation	4.5%
Nippon Telegraph and Telephone Corporation, ADR	4.4%
AngloGold Ashanti Limited, Sponsored ADR	4.4%
Barrick Gold Corporation	4.0%
Korea Electric Power Corporation, Sponsored ADR	3.5%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 11

Fund Spotlight as of 7/31/08 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	22.6%
Japan	16.1%
United Kingdom	7.9%
France	7.1%
Canada	7.1%
South Africa	6.3%
Norway	3.9%
South Korea	3.9%
Australia	2.6%
Brazil	2.5%
Switzerland	1.9%
Finland	1.5%
Italy	1.1%
Turkey	0.5%
Thailand	0.3%
Short-Term Investments	14.7%

Industries[1]
Metals & Mining	20.0%
Oil, Gas & Consumable Fuels	8.1%
Electric Utilities	7.8%
Diversified Telecommunication Services	7.6%
Food Products	7.0%
Pharmaceuticals	6.2%
Commercial Services & Supplies	2.7%
Paper & Forest Products	2.5%
Marine	2.2%
Aerospace & Defense	2.0%
Capital Markets	1.9%
Household Durables	1.8%
Household Products	1.8%
Short-Term Investments	14.7%
Other	13.7%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$993.00	$989.20	$989.30	$994.60	$1,018.50	$1,014.82	$1,014.82	$1,019.54
Expenses Incurred During Period	$6.34	$9.99	$9.99	$5.31	$6.42	$10.12	$10.12	$5.37

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.02%, 2.02% and 1.07% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 7/31/08 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NTGAX	NTGCX	NTRGX
NAV	$22.60	$22.47	$22.63
Latest Ordinary Income Distribution[2]	$1.4563	$1.2802	$1.5153
Inception Date	12/15/06	12/15/06	12/15/06

Effective February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/08

A Shares	NAV	Offer
1-Year	2.92%	-2.99%
Since Inception	11.88%	7.88%

C Shares	NAV
1-Year	2.07%
Since Inception	11.02%

I Shares	NAV
1-Year	3.07%
Since Inception	12.13%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	7.79%	1.31%	7/31/07
Class C	8.53%	2.06%	7/31/07
Class I	7.52%	1.05%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	12.46%	5.99%
Since Inception	20.02%	15.50%

C Shares	NAV
1-Year	11.54%
Since Inception	19.09%

I Shares	NAV
1-Year	12.71%
Since Inception	20.29%

Portfolio Allocation[3]

Portfolio Statistics
Net Assets ($000)	$3,146
Number of Common Stocks	70

Top Five Common Stock Holdings[3]
AngloGold Ashanti Limited, Sponsored ADR	4.1%
Newmont Mining Corporation	4.0%
Barrick Gold Corporation	3.7%
Royal Dutch Shell PLC, Class A	3.3%
Anglo American PLC	3.1%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

3	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Annual Report    Page 13

Fund Spotlight as of 7/31/08 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
United States	25.2%
Canada	20.7%
United Kingdom	14.8%
South Africa	9.2%
Australia	9.1%
Brazil	3.2%
France	3.1%
Japan	2.9%
China	2.7%
Finland	2.0%
Mexico	1.6%
Italy	1.4%
Argentina	0.5%
South Korea	0.4%
Short-Term Investments	3.2%

Industries[1]
Metals & Mining	49.9%
Oil, Gas & Consumable Fuels	21.7%
Paper & Forest Products	6.1%
Electric Utilities	5.1%
Short-Term Investments	3.2%
Other	14.0%

1	As a percentage of total investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$941.30	$937.80	$942.50	$1,017.21	$1,013.48	$1,018.50
Expenses Incurred During Period	$7.43	$11.03	$6.18	$7.72	$11.46	$6.42

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.54%, 2.29% and 1.28% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 14

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 94.6%

	Aerospace & Defense – 1.9%

314,100	Thales S.A.	$17,766,111
	Auto Components – 2.1%

321,520	Magna International Inc., Class A	19,001,832
	Beverages – 3.7%

754,800	Coca Cola West Holdings Company	16,705,173

1,109,000	Kirin Brewery Company Limited	16,944,310
	Total Beverages	33,649,483

	Building Products – 1.4%

896,400	JS Group Corporation	13,001,412
	Capital Markets – 1.1%

531,986	UBS AG	10,272,650
	Commercial Banks – 2.1%

114,410	Societe Generale	10,587,399

1,270,000	Sumitomo Trust & Banking Company	8,744,909
	Total Commercial Banks	19,332,308

	Commercial Services & Supplies – 2.6%

186,384	Dai Nippon Printing Co., Ltd., ADR	2,565,930

1,559,000	Dai Nippon Printing Co., Ltd.	21,453,706
	Total Commercial Services & Supplies	24,019,636

	Communications Equipment – 3.0%

3,362,950	Alcatel-Lucent	20,115,879

715,500	Telefonaktiebolget LM Ericsson, Sponsored ADR	7,498,440
	Total Communications Equipment	27,614,319

	Computers & Peripherals – 2.5%

598,216	Gemalto N.V., (2)	22,558,928
	Consumer Finance – 1.1%

755,420	Takefuji Corporation	10,337,394
	Containers & Packaging – 1.5%

760,000	Toyo Seikan Kaisha	13,731,058
	Diversified Telecommunication Services – 10.3%

324,880	Belgacom S.A.	12,777,931

1,378,378	KT Corporation, Sponsored ADR	28,215,398

1,157,120	Nippon Telegraph and Telephone Corporation, ADR	29,298,278

17,650,590	Telecom Italia S.p.A.	23,831,258
	Total Diversified Telecommunication Services	94,122,865

	Electric Utilities – 3.3%

598,700	Centrais Electricas Brasileiras S.A., ADR	10,090,430

353,326	Centrais Electricas Brasileiras S.A., Electrobras	6,857,633

819,125	Korea Electric Power Corporation, Sponsored ADR	13,065,044
	Total Electric Utilities	30,013,107

15

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 2.3%

401,670	Mabuchi Motor Company Limited	$20,907,400
	Energy Equipment & Services – 1.0%

7,739	Areva CI	8,885,894
	Food & Staples Retailing – 1.6%

461,700	Seven & I Holdings	14,119,735
	Household Durables – 1.4%

1,365,000	Sekisui House, Ltd.	12,819,108
	Insurance – 1.3%

350,100	Mitsui Sumitomo Insurance Company Limited, (2)	11,604,436
	Leisure Equipment & Products – 2.5%

739,400	Fuji Photo Film Co., Ltd.	23,241,681
	Media – 2.9%

1,481,671	Premiere AG, (2)	26,726,279
	Metals & Mining – 19.4%

4,004,600	Alumina Limited	17,308,748

959,082	AngloGold Ashanti Limited, Sponsored ADR	31,620,934

725,100	Apex Silver Mines Limited, (2)	4,531,875

718,735	Barrick Gold Corporation	30,438,427

512,650	Gold Fields Limited, ADR	6,054,397

1,289,850	Gold Fields Limited	15,337,056

736,520	Ivanhoe Mines Ltd., (2)	8,285,850

3,569,710	Lihir Gold Limited, (2)	9,276,782

268,550	Lonmin PLC	12,816,669

294,800	Newcrest Mining Limited	8,155,738

571,380	Newmont Mining Corporation	27,403,385

716,450	NovaGold Resources Inc., (2)	6,204,457
	Total Metals & Mining	177,434,318

	Oil, Gas & Consumable Fuels – 12.4%

2,440,950	BP PLC	25,052,494

4,163,000	Nippon Oil Corporation	26,357,529

738,110	OPTI Canada Inc., (2)	14,013,241

285,120	Petro-Canada	13,181,098

293,068	Royal Dutch Shell PLC, Class B, Sponsored ADR	20,561,651

263,868	Suncor Energy, Inc.	14,380,806
	Total Oil, Gas & Consumable Fuels	113,546,819

	Paper & Forest Products – 2.4%

2,401,030	Stora Enso Oyj, R Shares	21,681,587
	Personal Products – 1.6%

636,000	Shiseido Company, Limited	14,151,107
	Pharmaceuticals – 3.0%

388,940	Sanofi-Aventis	27,301,142

16

Shares	Description (1)	Value

	Semiconductors & Equipment – 0.7%

116,100	Rohm Company Limited	$6,629,433
	Software – 1.4%

1,350,200	Sega Sammy Holdings Inc.	12,583,040
	Textiles, Apparel & Luxury Goods – 1.5%

1,170,000	Wacoal Holdings Corporation	13,378,923
	Wireless Telecommunication Services – 2.6%

445,500	SK Telecom Company Limited	9,498,060

5,342,110	Vodafone Group PLC	14,310,533
	Total Wireless Telecommunication Services	23,808,593

	Total Common Stocks (cost $895,431,960)	864,240,598

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.3%

$48,296	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $48,298,068, collateralized by: $4,160,000 U.S. Treasury Bonds, 8.750%, due 5/15/17, value $5,657,600, $19,720,000 U.S. Treasury Bonds, 8.125%, due 5/15/21, value $24,970,450, $5,315,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $6,457,725 and $11,655,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $12,179,475	1.840%	8/01/08	$48,295,600
	Total Short-Term Investments (cost $48,295,600)			48,295,600

	Total Investments (cost $943,727,560) – 99.9%			912,536,198

	Other Assets Less Liabilities – 0.1%			1,319,880

	Net Assets – 100%			$913,856,078

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

17

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 84.5%

	Aerospace & Defense – 2.0%

143,300	Thales S.A.	$8,105,328
	Biotechnology – 1.0%

64,450	Amgen Inc., (2)	4,036,504
	Building Products – 0.6%

116,400	JS Group Corporation	1,688,269

73,500	Rona Inc.	821,173
	Total Building Products	2,509,442

	Capital Markets – 1.9%

406,940	UBS AG	7,858,011
	Commercial Banks – 0.9%

4,183,000	Krung Thai Bank Public Company Limited	1,055,430

391,000	Sumitomo Trust & Banking Company	2,692,330
	Total Commercial Banks	3,747,760

	Commercial Services & Supplies – 2.5%

455,500	Allied Waste Industries, Inc., (2)	5,511,550

14,975	Toppan Printing Company Limited, ADR	775,871

453,000	Toppan Printing Company Limited	4,698,868
	Total Commercial Services & Supplies	10,986,289

	Construction & Engineering – 0.5%

464,000	Obayashi Corporation	1,993,361
	Construction Materials – 0.4%

887,000	Sumitomo Osaka Cement Company, Limited	1,493,009
	Containers & Packaging – 0.4%

87,200	Toyo Seikan Kaisha	1,575,458
	Diversified Telecommunication Services – 7.6%

83,010	KT Corporation, Sponsored ADR	1,699,215

707,600	Nippon Telegraph and Telephone Corporation, ADR	17,916,432

1,068,600	Sprint Nextel Corporation	8,698,404

2,281,400	Telecom Italia S.p.A.	3,080,273
	Total Diversified Telecommunication Services	31,394,324

	Electric Utilities – 7.7%

12,700	Ameren Corporation	521,843

504,000	Centrais Electricas Brasileiras S.A., ADR	8,494,366

40,800	DTE Energy Company	1,671,984

49,700	Electricite de France S.A.	4,318,519

92,500	IDACORP, Inc.	2,757,425

896,000	Korea Electric Power Corporation, Sponsored ADR	14,291,200
	Total Electric Utilities	32,055,337

	Electronic Equipment & Instruments – 0.9%

104,700	Tech Data Corporation, (2)	3,650,889

18

Shares	Description (1)	Value

	Energy Equipment & Services – 1.1%

21,100	Technip S.A., ADR	$1,800,144

31,800	Technip S.A.	2,695,335
	Total Energy Equipment & Services	4,495,479

	Food & Staples Retailing – 0.4%

59,900	Seven & I Holdings	1,831,865
	Food Products – 6.9%

80,368	Lighthouse Caledonia ASA, (2)	90,807

11,455,300	Marine Harvest, (2)	8,116,331

448,500	Smithfield Foods, Inc., (2)	9,633,780

725,600	Tyson Foods, Inc., Class A	10,811,440
	Total Food Products	28,652,358

	Health Care Equipment & Supplies – 0.9%

261,300	Paramount Bed Company Limited	3,893,066
	Household Durables – 1.8%

800,000	Sekisui House, Ltd.	7,513,031
	Household Products – 1.8%

7,500	KAO Corporation, Sponsored ADR	1,946,385

214,000	KAO Corporation	5,552,201
	Total Household Products	7,498,586

	Insurance – 0.9%

774,000	Benfield Group, Limited	3,708,475
	Internet Software & Services – 1.5%

248,625	eBay Inc., (2)	6,257,891
	Leisure Equipment & Products – 0.4%

1,000	Fields Corporation	1,688,745
	Marine – 2.2%

435,000	Stolt-Nielsen S.A.	9,012,829
	Media – 0.7%

15,300	Hakuhodo DY Holdings Inc.	832,069

1,323	TV Asahi Corporation	1,908,868
	Total Media	2,740,937

	Metals & Mining – 19.8%

177,000	Alumina Limited, Sponsored ADR	3,044,400

542,185	AngloGold Ashanti Limited, Sponsored ADR	17,875,839

346,000	Apex Silver Mines Limited, (2)	2,162,500

390,700	Barrick Gold Corporation	16,546,145

244,200	Crystallex International Corporation, (2)	190,476

983,100	Eastern Platinum Limited, (2)	1,814,599

1,135,700	Gabriel Resources, Limited, (2)	3,016,850

681,300	Gold Fields Limited	8,101,047

162,900	Ivanhoe Mines Ltd., (2)	1,832,625

2,327,600	Lihir Gold Limited, (2)	6,048,849

315,400	Minara Resources Limited	569,289

19

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Metals & Mining (continued)

1,282,200	Mineral Deposits Limited, (2)	$1,057,612

503,850	Moto Goldmines, Limited, (2), DD1	1,486,036

387,000	Newmont Mining Corporation	18,560,520
	Total Metals & Mining	82,306,787

	Oil, Gas & Consumable Fuels – 8.0%

54,700	BP Amoco PLC	3,360,768

40,700	Chevron Corporation	3,441,592

76,400	ERG S.p.A.	1,410,009

504,000	Nippon Oil Corporation	3,191,015

63,275	Peabody Energy Corporation	4,280,554

33,300	Petro-Canada	1,539,459

16,300	PetroChina Company Limited	2,175,398

196,000	Royal Dutch Shell PLC, Class B, Sponsored ADR	13,751,360
	Total Oil, Gas & Consumable Fuels	33,150,155

	Paper & Forest Products – 2.5%

170,600	AbitibiBowater Inc., (2)	1,438,158

575,613	Mondi Plc	2,846,603

386,200	UPM-Kymmene Corporation	6,106,778
	Total Paper & Forest Products	10,391,539

	Pharmaceuticals – 6.2%

171,100	AstraZeneca Group, Sponsored ADR	8,306,905

149,000	Kissei Pharmaceuticals Company Limited	3,173,827

481,600	Patheon Inc., (2)	1,966,002

348,400	Sanofi-Aventis, ADR	12,180,064
	Total Pharmaceuticals	25,626,798

	Semiconductors & Equipment - 0.5%

95,800	Advantest Corporation	1,970,023
	Software – 1.5%

234,700	Microsoft Corporation	6,036,484
	Water Utilities – 0.4%

35,900	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	1,798,593
	Wireless Telecommunication Services – 0.6%

112,900	Turkcell Ilietisim Hizmetleri A.S	2,178,970

17,800	Vodafone Group PLC, Sponsored ADR	477,574
	Total Wireless Telecommunication Services	2,656,544

	Total Common Stocks (cost $358,496,751)	350,635,897

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 14.5%

$60,271	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $60,274,008, collateralized by $54,225,000 U.S. Treasury Bonds, 5.500%, due 8/15/28, value $61,477,594	1.840%	8/01/08	$60,270,927
	Total Short-Term Investments (cost $60,270,927)			60,270,927

	Total Investments (cost $418,767,678) – 99.0%			410,906,824

	Other Assets Less Liabilities – 1.0%			3,973,979

	Net Assets – 100%			$414,880,803

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.
DD1	Portion of investment purchased on a delayed delivery basis.

See accompanying notes to financial statements.

21

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.5%

	Chemicals – 0.9%

225	Mosaic Company, (2)	$28,622
	Construction Materials – 0.9%

16,000	Sumitomo Osaka Cement Company, Limited	26,931
	Electric Utilities – 5.1%

4,025	Centrais Electricas Brasileiras S.A., ADR	67,837

375	Electricite de France S.A	32,584

1,175	Huaneng Power International Inc.	33,100

700	Korea Electric Power Corporation, Sponsored ADR	11,165

1,425	PNM Resources Inc.	16,687
	Total Electric Utilities	161,373

	Energy Equipment & Services – 2.0%

25	Areva CI	28,705

400	Technip SA, ADR	34,126
	Total Energy Equipment & Services	62,831

	Food Products – 3.6%

2,250	Smithfield Foods, Inc., (2)	48,330

4,225	Tyson Foods, Inc., Class A	62,953
	Total Food Products	111,283

	Machinery – 3.4%

1,360	AGCO Corporation, (2)	81,396

625	Trinity Industries Inc.	23,525
	Total Machinery	104,921

	Marine – 0.1%

200	Stolt-Nielsen S.A.	4,144
	Metals & Mining – 49.7%

925	Alcoa Inc.	31,219

15,875	Alumina Limited	68,615

1,675	Anglo American PLC	95,753

3,907	AngloGold Ashanti Limited, Sponsored ADR	128,813

2,200	Apex Silver Mines Limited, (2)	13,750

2,775	Barrick Gold Corporation	117,520

4,400	Crystallex International Corporation, (2)	3,432

15,675	Eastern Platinum Limited, (2)	28,933

2,750	First Uranium Corporation	14,771

325	Freeport-McMoRan Copper & Gold, Inc.	31,444

6,325	Gabriel Resources, Limited, (2)	16,802

3,275	Gammon Gold, Inc., (2)	33,583

2,800	Geovic Mining Corporation, (2)	3,473

8,050	Gold Fields Limited, Sponsored ADR	95,071

1,200	Gold Reserve Inc., Class A, (2)	1,740

935	Impala Platinum Holdings Limited	31,032

1,850	Industrias Penoles, S.A. de C.V.	48,836

22

Shares	Description (1)	Value

	Metals & Mining (continued)

6,950	Ivanhoe Mines Ltd., (2)	$78,188

2,150	Kinross Gold Corporation	39,023

33,125	Lihir Gold Limited, (2)	86,084

210	Lonmin PLC, Sponsored ADR	10,088

1,210	Lonmin PLC	57,748

5,800	MagIndustries Corp., (2)	14,444

12,725	Minara Resources Limited	22,968

17,100	Mineral Deposits Limited, (2)	14,105

4,425	Moto Goldmines, Limited, (2)	13,051

3,375	Newcrest Mining Limited	93,370

2,620	Newmont Mining Corporation	125,654

9,040	NovaGold Resources Inc., (2)	78,286

200	Rio Tinto PLC, Sponsored ADR	83,520

1,750	Silver Standard Resources, Inc.	49,508

60,975	Simmer & Jack Mines	32,991
	Total Metals & Mining	1,563,815

	Oil, Gas & Consumable Fuels – 21.6%

6,050	BP PLC	62,094

800	Cameco Corporation	28,744

500	Chevron Corporation	42,280

1,400	Delta Petroleum Corporation, (2)	26,698

2,350	ERG S.p.A.	43,371

400	Nexen Inc.	12,656

10,000	Nippon Oil Corporation	63,314

1,450	OPTI Canada Inc., (2)	27,529

435	Peabody Energy Corporation	29,428

1,500	Petrobras Energia Participaciones S.A	16,065

1,535	Petro-Canada	70,963

375	PetroChina Company Limited	50,048

2,950	Royal Dutch Shell PLC, Class A	104,740

300	Suncor Energy, Inc.	16,350

2,875	Tesoro Petroleum Corporation	44,390

5,275	USEC Inc., (2)	27,536

1,225	Warren Resources Inc., (2)	14,308
	Total Oil, Gas & Consumable Fuels	680,514

	Paper & Forest Products – 6.1%

3,905	AbitibiBowater Inc., (2)	32,919

6,450	Domtar Corporation, (2)	36,765

12,081	Mondi Plc	59,745

3,525	Stora Enso Oyj, R Shares	31,831

1,975	UPM-Kymmene Corporation	31,230
	Total Paper & Forest Products	192,490

23

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2008

Shares	Description (1)	Value

	Road & Rail – 2.1%

805	Union Pacific Corporation	$66,364
	Water Utilities – 1.0%

650	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	32,565
	Total Common Stocks (cost $3,136,904)	3,035,853

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Short-Term Investments – 3.2%

$100	Repurchase Agreement with State Street Bank, dated 7/31/08, repurchase price $100,042, collateralized by $85,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $102,531	1.840%	8/01/08	$100,037
	Total Short-Term Investments (cost $100,037)			100,037

	Total Investments (cost $3,236,941) – 99.7%			3,135,890

	Other Assets Less Liabilities – 0.3%			9,847

	Net Assets – 100%			$3,145,737

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

24

Statement of Assets and Liabilities

July 31, 2008

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Assets
Investments, at value (cost $895,431,960, $358,496,751 and $3,136,904, respectively)	$864,240,598	$350,635,897	$3,035,853
Short-term investments (at cost, which approximates value)	48,295,600	60,270,927	100,037
Receivables:
Dividends and interest	668,117	102,822	371
From Adviser	—	—	2,574
Investments sold	9,027,862	8,212,213	59,446
Reclaims	185,896	—	—
Shares sold	6,252,663	4,638,052	—
Other assets	31,116	3,480	—
Total assets	928,701,852	423,863,391	3,198,281
Liabilities
Payables:
Investments purchased	11,625,823	8,381,337	37,095
Shares redeemed	1,318,795	102,100	—
Accrued expenses:
Management fees	786,251	316,144	—
12b-1 distribution and service fees	209,422	107,939	332
Other	905,483	75,068	15,117
Total liabilities	14,845,774	8,982,588	52,544
Net assets	$913,856,078	$414,880,803	$3,145,737
Class A Shares
Net assets	$372,693,472	$273,879,425	$369,887
Shares outstanding	12,468,374	11,395,479	16,365
Net asset value per share	$29.89	$24.03	$22.60
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$31.71	$25.50	$23.98
Class B Shares
Net assets	$13,727,551	$3,209,106	N/A
Shares outstanding	478,531	134,178	N/A
Net asset value and offering price per share	$28.69	$23.92	N/A
Class C Shares
Net assets	$136,553,397	$53,299,250	$285,378
Shares outstanding	4,757,611	2,226,510	12,699
Net asset value and offering price per share	$28.70	$23.94	$22.47
Class I Shares (1)
Net assets	$390,881,658	$84,493,022	$2,490,472
Shares outstanding	13,004,722	3,508,341	110,052
Net asset value and offering price per share	$30.06	$24.08	$22.63

Net Assets Consist of:
Capital paid-in	$870,382,706	$404,947,642	$3,086,783
Undistributed (Over-distribution of) net investment income	(1,944,444)	(1,600,628)	(18,891)
Accumulated net realized gain (loss) from investments and foreign currencies	76,604,399	19,397,897	178,896
Net unrealized appreciation (depreciation) of investments and foreign currencies	(31,186,583)	(7,864,108)	(101,051)
Net assets	$913,856,078	$414,880,803	$3,145,737

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A	Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources.

See accompanying notes to financial statements.

25

Statement of Operations

Year Ended July 31, 2008

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Investment Income
Dividends (net of foreign tax withheld of $1,848,645, $343,636 and $1,103, respectively)	$18,866,275	$5,162,708	$19,034
Interest	1,151,982	1,032,561	722
Total investment income	20,018,257	6,195,269	19,756
Expenses
Management fees	9,995,167	3,013,979	13,525
12b-1 service fees – Class A	934,912	664,348	806
12b-1 distribution and service fees – Class B	157,735	27,155	2,289
12b-1 distribution and service fees – Class C	1,493,390	435,456	3,097
Shareholders’ servicing agent fees and expenses	1,968,458	90,077	252
Custodian’s fees and expenses	335,888	104,858	9,311
Trustees’ fees and expenses	20,970	7,128	70
Professional fees	139,971	45,953	8,870
Shareholders’ reports – printing and mailing expenses	544,613	28,240	10,970
Federal and state registration fees	127,217	95,965	4,676
Other expenses	33,775	8,862	1,310
Total expenses before custodian fee credit and expense reimbursement	15,752,096	4,522,021	55,176
Custodian fee credit	(3,663)	(3,577)	(2,987)
Expense reimbursement	—	—	(30,660)
Net expenses	15,748,433	4,518,444	21,529
Net investment income (loss)	4,269,824	1,676,825	(1,773)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	97,037,640	27,574,509	200,501
Foreign currencies	(1,553,036)	(152,559)	(3,984)
Change in net unrealized appreciation (depreciation) of:
Investments	(124,074,346)	(29,526,228)	(235,966)
Foreign currencies	(24,313)	(2,520)	—
Net realized and unrealized gain (loss)	(28,614,055)	(2,106,798)	(39,449)
Net increase (decrease) in net assets from operations	$(24,344,231)	$(429,973)	$(41,222)

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets

	Tradewinds International Value		Tradewinds Global All-Cap		Tradewinds Global Resources
	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/08	Year Ended 7/31/07	Year Ended 7/31/08	For the Period 12/15/06 (commencement of operations) through 7/31/07
Operations
Net investment income (loss)	$4,269,824	$10,840,883	$1,676,825	$1,119,588	$(1,773)	$567
Net realized gain (loss) from:
Investments	97,037,640	84,321,286	27,574,509	9,134,820	200,501	29,601
Foreign currencies	(1,553,036)	(1,098,675)	(152,559)	(85,780)	(3,984)	(637)
Change in net unrealized appreciation (depreciation) of:
Investments	(124,074,346)	57,532,332	(29,526,228)	20,708,821	(235,966)	134,915
Foreign currencies	(24,313)	(3,091)	(2,520)	(739)	—	—
Net increase (decrease) in net assets from operations	(24,344,231)	151,592,735	(429,973)	30,876,710	(41,222)	164,446
Distributions to Shareholders
From net investment income:
Class A	(5,193,886)	(2,797,860)	(3,914,655)	(802,422)	(7,541)	—
Class B	(99,219)	(32,468)	(22,006)	(335)	N/A	—
Class C	(916,419)	(283,361)	(278,731)	(11,862)	(5,340)	—
Class I (1)	(7,803,484)	(5,692,548)	(125,185)	(7,677)	(13,619)	—
From accumulated net realized gains:
Class A	(34,860,055)	(4,302,920)	(13,588,851)	(312,260)	(10,663)	—
Class B	(1,609,571)	(233,872)	(153,439)	(844)	N/A	—
Class C	(14,809,712)	(2,035,639)	(2,063,966)	(30,152)	(10,663)	—
Class I (1)	(43,392,197)	(6,906,340)	(347,393)	(2,510)	(21,325)	—
Decrease in net assets from distribution to shareholders	(108,684,543)	(22,285,008)	(20,494,226)	(1,168,062)	(69,151)	—
Fund Share Transactions
Proceeds from sale of shares	321,720,860	524,089,034	297,493,061	154,953,855	2,443,520	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	90,250,890	19,229,809	4,503,102	64,532	—	—
	411,971,750	543,318,843	301,996,163	155,018,387	2,443,520	1,000,000
Cost of shares redeemed	(340,860,194)	(418,621,139)	(112,769,528)	(11,544,819)	(351,915)	—
Redemption fees	28,450	31,628	25,727	2,197	59	—
Net increase (decrease) in net assets from Fund share transactions	71,140,006	124,729,332	189,252,362	143,475,765	2,091,664	1,000,000
Net increase (decrease) in net assets	(61,888,768)	254,037,059	168,328,163	173,184,413	1,981,291	1,164,446
Net assets at the beginning of period	975,744,846	721,707,787	246,552,640	73,368,227	1,164,446	—
Net assets at the end of period	$913,856,078	$975,744,846	$414,880,803	$246,552,640	$3,145,737	$1,164,446
Undistributed (Over-distribution of) net investment income at the end of period	$(1,944,444)	$7,599,911	$(1,600,628)	$1,176,706	$(18,891)	$11,011

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources.

27

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds International Value Fund (“Tradewinds International Value”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) and Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Tradewinds International Value invests in foreign equity securities, including foreign equity securities traded on foreign exchanges and U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Tradewinds Global All-Cap ordinarily invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations, including convertible securities, in an attempt to provide long-term capital appreciation.

Tradewinds Global Resources ordinarily invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities) in an attempt to provide long-term capital appreciation. The Fund may invest without limit in companies located anywhere in the world and, ordinarily, will invest at least 40% of its net assets in non-U.S. companies. The Fund may also invest up to 40% of its net assets in companies in emerging markets.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds:

•	Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources. As of March 31, 2008, all outstanding Class B Shares for Tradewinds Global Resources were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•	Effective May 1, 2008, Class B Shares for Tradewinds International Value and Tradewinds Global All-Cap will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•	Effective May 1, 2008, Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC.

•	Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At July 31, 2008, Tradewinds Global All-Cap had outstanding delayed delivery purchase commitments of $255,525. There were no such outstanding purchase commitments in Tradewinds International Value or Tradewinds Global Resources.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

28

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period August 1, 2008, through March 30, 2008, Tradewinds Global Resources offered Class B Shares. During the period August 1, 2007 through April 30, 2008, Tradewinds International Value and Tradewinds Global All-Cap offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the fiscal ended July 31, 2008, $28,450, $25,727 and $59 of redemption fees were imposed on shares redeemed from Tradewinds International Value, Tradewinds Global All-Cap and Tradewinds Global Resources, respectively, and were recorded as an increase to each Fund’s capital paid-in.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forwards, futures options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

29

Notes to Financial Statements (continued)

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds International Value
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,814,463	$156,683,511	4,858,611	$159,070,934
Class A – automatic conversion of Class B shares	25,014	805,694	31,801	1,001,238
Class B	55,321	1,742,617	69,995	2,188,160
Class C	817,123	25,516,309	1,203,482	37,198,404
Class I	4,191,778	136,972,729	10,072,434	324,630,298
Shares issued to shareholders due to reinvestment of distributions:
Class A	981,406	31,133,542	171,522	5,588,024
Class B	37,311	1,131,629	5,457	171,272
Class C	337,311	10,237,653	46,627	1,464,325
Class I	1,495,555	47,748,066	366,915	12,006,188
	12,755,282	411,971,750	16,826,844	543,318,843
Shares redeemed:
Class A	(4,097,135)	(135,234,170)	(3,195,494)	(105,666,214)
Class B	(87,945)	(2,765,739)	(69,138)	(2,182,690)
Class B – automatic conversion to Class A shares	(25,991)	(805,694)	(32,959)	(1,001,238)
Class C	(961,517)	(30,247,384)	(720,813)	(22,990,185)
Class I	(5,339,938)	(171,807,207)	(8,468,706)	(286,780,812)
Redemption fees:
Class A	—	12,094	—	9,475
Class B	—	260	—	544
Class C	—	3,105	—	4,889
Class I	—	12,991	—	16,720
	(10,512,526)	(340,831,744)	(12,487,110)	(418,589,511)
Net increase (decrease)	2,242,756	$71,140,006	4,339,734	$124,729,332

30

	Tradewinds Global All-Cap
	Year Ended 7/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,193,599	$178,333,213	5,479,607	$127,837,817
Class A – automatic conversion of Class B shares	354	8,752	—	—
Class B	114,702	2,990,683	26,108	623,102
Class C	1,427,493	35,205,598	872,917	20,775,153
Class I	3,361,591	80,954,815	237,164	5,717,783
Shares issued to shareholders due to reinvestment of distributions:
Class A	128,650	3,132,461	2,165	50,366
Class B	5,585	134,764	13	304
Class C	32,840	792,878	201	4,663
Class I	18,138	442,999	395	9,199
	12,282,952	301,996,163	6,618,570	155,018,387
Shares redeemed:
Class A	(4,223,188)	(101,687,877)	(362,591)	(8,750,329)
Class B	(15,705)	(380,965)	(12,632)	(273,819)
Class B – automatic conversion to Class A shares	(355)	(8,752)	—	—
Class C	(321,031)	(7,749,548)	(46,030)	(1,016,620)
Class I	(114,153)	(2,942,386)	(69,942)	(1,504,051)
Redemption fees:
Class A	—	22,317	—	1,975
Class B	—	334	—	5
Class C	—	2,639	—	177
Class I	—	437	—	40
	(4,674,432)	(112,743,801)	(491,195)	(11,542,622)
Net increase (decrease)	7,608,520	$189,252,362	6,127,375	$143,475,765

	Tradewinds Global Resources
	Year Ended 7/31/08		For the Period December 15, 2006 (commencement of operations) through July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,865	$92,627	12,500	$250,000
Class B*	—	—	12,500	250,000
Class C	1,656	43,027	12,500	250,000
Class I	98,097	2,307,866	12,500	250,000
	103,618	2,443,520	50,000	1,000,000
Shares redeemed:
Class A	—	—	—	—
Class B*	(12,500)	(303,624)	—	—
Class C	(1,457)	(35,167)	—	—
Class I	(545)	(13,124)	—	—
Redemption fees:
Class A	—	—	—	—
Class B*	—	—	—	—
Class C	—	—	—	—
Class I	—	59	—	—
	(14,502)	(351,856)	—	—
Net increase (decrease)	89,116	$2,091,664	50,000	$1,000,000

*	Effective March 31, 2008, Class B Shares were no longer available to Tradewinds Global Resources and transferred to Class I Shares on May 2, 2008.

31

Notes to Financial Statements (continued)

3. Investment Transactions

Purchases and sales (excluding short-term investments) for the fiscal year ended July 31, 2008, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Purchases	$535,069,165	$285,343,215	$2,548,235
Sales	573,881,594	154,689,980	589,962

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Cost of investments	$950,124,275	$422,809,479	$3,249,262

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Gross unrealized:
Appreciation	$87,719,288	$22,509,271	$123,544
Depreciation	(125,307,365)	(34,411,926)	(236,916)
Net unrealized appreciation (depreciation) of investments	$(37,588,077)	$(11,902,655)	$(113,372)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Undistributed net ordinary income*	$40,533,448	$12,422,315	$105,247
Undistributed net long-term capital gains	46,600,081	11,444,884	83,225

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Distributions from net ordinary income*	$60,138,171	$12,918,778	$69,151
Distributions from net long-term capital gains**	48,546,372	7,575,448	—

2007	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources***
Distributions from net ordinary income*	$14,277,322	$1,360,528	$38,552
Distributions from net long-term capital gains	10,948,375	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2008.
***	For the period December 15, 2006 (commencement of operations) through July 31, 2007.

32

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Post-October currency and PFIC losses	$6,076,860	$2,028,129	$16,144

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate
For the first $125 million	.8500%	.7500%	.8000%
For the next $125 million	.8375	.7375	.7875
For the next $250 million	.8250	.7250	.7750
For the next $500 million	.8125	.7125	.7625
For the next $1 billion	.8000	.7000	.7500
For net assets over $2 billion	.7750	.6750	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

33

Notes to Financial Statements (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors LLC (“Tradewinds”), of which Nuveen owns a controlling interest while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds International Value through November 30, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds Global All-Cap through November 30, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.30% of the average daily net assets and from exceeding 1.55% after November 30, 2009.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds Global Resources through November 30, 2010, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of the average daily net assets and from exceeding 1.60% after November 30, 2010.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Sales charges collected (Unaudited)	$340,866	$610,531	$486
Paid to financial intermediaries (Unaudited)	313,290	575,927	421

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

34

During the fiscal year ended July 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Commission advances (Unaudited)	$344,445	$634,081	$17

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
12b-1 fees retained (Unaudited)	$399,025	$278,024	$5,862

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2008, as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
CDSC retained (Unaudited)	$76,765	$72,211	$0

At July 31, 2008, Nuveen owned 1,250 shares of each share class of Tradewinds Global All-Cap and 12,500 shares of Classes A and C and 24,943 of Class I of Tradewinds Global Resources.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund. The new agreement for Tradewinds Global Resources took effect on November 13, 2007. The new agreements for Tradewinds International Value and Tradewinds Global All-Cap took effect on November 30, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

35

Notes to Financial Statements (continued)

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Class R3 Shares

Effective August 1, 2008, Tradewinds International Value began offering Class R3 Shares. Class R3 Shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge, to certain retirement plans. Class R3 Shares are subject to annual distribution and service fees of 0.50% of the Fund’s average daily net assets.

36

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS INTERNATIONAL VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/99)
2008	$34.42	$.15	$(.90)	$(.75)	$(.45)	$(3.33)	$(3.78)	$—	*	$29.89	(2.67)%	$372,693	1.58%	.45%	1.58%	.45%	1.58%	.45%	56%
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	*	34.42	17.19	369,845	1.52	1.08	1.52	1.08	1.52	1.08	56
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88	266,781	1.63	1.95	1.63	1.95	1.63	1.95	28
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02	60,131	1.59	1.43	1.59	1.43	1.59	1.43	24
2004	16.01	.24	4.72	4.96	(.18)	—	(.18)	.03		20.82	31.21	5,580	1.74	1.24	1.74	1.24	1.74	1.25	41
Class B (12/99)
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	*	28.69	(3.38)	13,728	2.33	(.32)	2.33	(.32)	2.33	(.32)	56
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	*	33.16	16.33	16,574	2.27	.32	2.27	.32	2.27	.32	56
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00	15,258	2.33	.96	2.33	.96	2.33	.96	28
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10	9,781	2.33	.33	2.33	.33	2.33	.33	24
2004	15.53	.08	4.58	4.66	(.06)	—	(.06)	—		20.13	30.00	5,378	2.50	.42	2.50	.42	2.49	.43	41
Class C (12/99)
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	*	28.70	(3.42)	136,553	2.33	(.31)	2.33	(.31)	2.33	(.31)	56
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	*	33.18	16.31	151,462	2.27	.32	2.27	.32	2.27	.32	56
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98	117,016	2.37	1.17	2.37	1.17	2.37	1.17	28
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08	27,515	2.35	.49	2.35	.49	2.35	.50	24
2004	15.55	.08	4.57	4.65	(.06)	—	(.06)	—		20.14	29.96	6,133	2.50	.44	2.50	.44	2.49	.44	41
Class I (12/99) (e)
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	*	30.06	(2.40)	390,882	1.33	.69	1.33	.69	1.33	.69	56
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	*	34.59	17.49	437,863	1.26	1.43	1.26	1.43	1.26	1.43	56
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14	322,653	1.39	2.31	1.39	2.31	1.39	2.31	28
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33	30,089	1.32	1.18	1.32	1.18	1.32	1.18	24
2004	16.10	.28	4.75	5.03	(.22)	—	(.22)	—		20.91	31.31	20,705	1.49	1.44	1.49	1.44	1.49	1.44	41

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS GLOBAL ALL-CAP													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2008	$25.54	$.16	$.09	$.25	$(.37)	$(1.39)	$(1.76)	$—	**	$24.03	.95%	$273,879	1.29%		.63%		1.29%		.63%		1.29%		.63%		54%
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54	23.88	211,912	1.29		.77		1.29		.77		1.29		.77		22
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00	66,065	1.48	*	.55	*	1.48	*	.56	*	1.47	*	.57	*	5
Class B (3/06)
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92	.15	3,209	2.05		(.11)		2.05		(.11)		2.04		(.11)		54
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06	762	2.04		.07		2.04		.07		2.04		.07		22
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70	341	2.62	*	(.22	)*	2.27	*	.14	*	2.27	*	.14	*	5
Class C (3/06)
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94	.16	53,299	2.04		(.13)		2.04		(.13)		2.04		(.13)		54
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10	27,666	2.04		.03		2.04		.03		2.04		.03		22
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75	5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	2.27	*	(.07	)*	5
Class I (3/06) (f)
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08	1.20	84,493	1.08		.35		1.08		.35		1.08		.35		54
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22	6,213	1.05		1.09		1.05		1.09		1.05		1.09		22
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10	1,564	1.64	*	.79	*	1.27	*	1.16	*	1.27	*	1.17	*	5

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

38

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS GLOBAL RESOURCES													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2008	$23.32	$.01	$.72	$.73	$(.60)	$(.85)	$(1.45)	$—		$22.60	2.92%	$370	3.83%		(2.43)%		1.58%		(.18)%		1.36%		.04%		43%
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32	16.65	292	7.79	*	(6.10	)*	1.58	*	.12	*	1.31	*	.40	*	11
Class C (12/06)
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47	2.07	285	4.59		(3.20)		2.33		(.94)		2.11		(.72)		43
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23	16.15	290	8.53	*	(6.83	)*	2.34	*	(.64	)*	2.06	*	(.36	)*	11
Class I (12/06) (f)
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63	3.07	2,490	3.55		(2.08)		1.34		.14		1.12		.35		43
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38	16.90	292	7.52	*	(5.82	)*	1.33	*	.37	*	1.05	*	.65	*	11

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds International Value Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Global Resources Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

40

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub advisory agreements of the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Tradewinds Global Investors, LLC (the “Sub Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In considering the renewal of the Sub-Advisory Agreements, the Independent Board Members reviewed an evaluation of the Sub Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that

41

Annual Investment Management Agreement Approval Process (continued)

the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub Adviser was not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited the Sub Adviser. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

42

In considering the fees of the Sub Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

43

Annual Investment Management Agreement Approval Process (continued)

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

In addition, the Independent Board Members considered that the Sub Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that the Sub Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

44

Notes

45

Notes

46

Notes

47

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

48

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

49

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

50

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

51

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

52

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Tradewinds International Value, Tradewinds Global All-Cap and Tradewinds Global Resources hereby designate 0.28%, 7.34% and 5.99%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 36.26%, 27.27% and 23.77%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Foreign Taxes: Tradewinds International Value and Tradewinds Global All-Cap paid qualifying foreign taxes of $1,848,645 and $343,636 and earned $20,459,100 and $4,565,329 foreign source income during the fiscal year ended July 31, 2008, respectively. Pursuant to Section 853 of the Internal Revenue Code, Tradewinds International Value and Tradewinds Global All-Cap hereby designate $0.06 and $0.03 per share as foreign taxes paid and $0.68 and $0.35 per share as income earned from foreign sources for the fiscal year ended July 31, 2008, respectively. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

53

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-GRW-0708D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	6,143	0	2,800	0
Tradewinds Global All-Cap Fund	20,220	0	2,800	0
Santa Barbara Growth Opportunities Fund	5,835	0	2,800	0
Tradewinds International Value Fund	51,772	0	2,800	0
Rittenhouse Growth Fund	10,539	0	2,800	0
Symphony All-Cap Core Fund	5,822	0	2,800	0
Symphony Small-Mid Cap Core Fund	5,820	0	2,800	0
Santa Barbara Growth Fund	6,164	0	2,800	0
Symphony Large-Cap Value Fund	5,827	0	2,800	0
Symphony Mid-Cap Core Fund	5,823	0	2,800	0
Symphony Optimized Alpha Fund [5]	5,827	0	0	0
Rittenhouse Mid-Cap Growth Fund [6]	5,818	0	0	0
Rittenhouse Strategic Growth Fund [6]	5,819	0	0	0
Symphony International Equity Fund [7]	6,825	0	0	0
Symphony Large-Cap Growth Fund	5,825	0	2,800	0
Tradewinds Global Resources Fund	5,834	0	0	0

Total	$159,913	$0	$30,800	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations September 28, 2007
[6]	The funds commenced operations December 03, 2007
[7]	The funds commenced operations May 30, 2008

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0	0	0	0
Tradewinds Global All-Cap Fund	0	0	0	0
Santa Barbara Growth Opportunities Fund	0	0	0	0
Tradewinds International Value Fund	0	0	0	0
Rittenhouse Growth Fund	0	0	0	0
Symphony All-Cap Core Fund	0	0	0	0
Symphony Small-Mid Cap Core Fund	0	0	0	0
Santa Barbara Growth Fund	0	0	0	0
Symphony Large-Cap Value Fund	0	0	0	0
Symphony Mid-Cap Core Fund	0	0	0	0
Symphony Optimized Alpha Fund [1]	0	0	0	0
Rittenhouse Mid-Cap Growth Fund [2]	0	0	0	0
Rittenhouse Strategic Growth Fund [2]	0	0	0	0
Symphony International Equity Fund [3]	0	0	0	0
Symphony Large-Cap Growth Fund	0	0	0	0
Tradewinds Global Resources Fund	0	0	0	0

[1]	The funds commenced operations September 28, 2007
[2]	The funds commenced operations December 03, 2007
[3]	The funds commenced operations May 30, 2008

Fiscal Year Ended July 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	5,602	0	5	0
Tradewinds Global All-Cap Fund	12,178	0	493	0
Santa Barbara Growth Opportunities Fund	5,592	0	5	0
Tradewinds International Value Fund	43,343	0	3,830	0
Rittenhouse Growth Fund	9,678	0	587	0
Symphony All-Cap Core Fund	5,594	0	5	0
Symphony Small-Mid Cap Core Fund	5,594	0	5	0
Santa Barbara Growth Fund	5,683	0	9	0
Symphony Large-Cap Value Fund	5,594	0	5	0
Symphony Mid-Cap Core Fund	5,593	0	5	0
Symphony Optimized Alpha Fund [5]	N/A	N/A	N/A	N/A
Rittenhouse Mid-Cap Growth Fund [6]	N/A	N/A	N/A	N/A
Rittenhouse Strategic Growth Fund [6]	N/A	N/A	N/A	N/A
Symphony International Equity Fund [7]	N/A	N/A	N/A	N/A
Symphony Large-Cap Growth Fund	5,589	0	0	0
Tradewinds Global Resources Fund	5,591	0	0	0

Total	$115,631	$0	$4,947	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations September 28, 2007
[6]	The funds commenced operations December 03, 2007
[7]	The funds commenced operations May 30, 2008

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0	0	0	0
Tradewinds Global All-Cap Fund	0	0	0	0
Santa Barbara Growth Opportunities Fund	0	0	0	0
Tradewinds International Value Fund	0	0	0	0
Rittenhouse Growth Fund	0	0	0	0
Symphony All-Cap Core Fund	0	0	0	0
Symphony Small-Mid Cap Core Fund	0	0	0	0
Santa Barbara Growth Fund	0	0	0	0
Symphony Large-Cap Value Fund	0	0	0	0
Symphony Mid-Cap Core Fund	0	0	0	0
Symphony Optimized Alpha Fund [1]	N/A	N/A	N/A	N/A
Rittenhouse Mid-Cap Growth Fund [2]	N/A	N/A	N/A	N/A
Rittenhouse Strategic Growth Fund [2]	N/A	N/A	N/A	N/A
Symphony International Equity Fund [3]	N/A	N/A	N/A	N/A
Symphony Large-Cap Growth Fund	0	0	0	0
Tradewinds Global Resources Fund	0	0	0	0

[1]	The funds commenced operations September 28, 2007
[2]	The funds commenced operations December 03, 2007
[3]	The funds commenced operations May 30, 2008

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,800	0	0	2,800
Tradewinds Global All-Cap Fund [1]	5,515	0	0	5,515
Santa Barbara Growth Opportunities Fund	2,800	0	0	2,800
Tradewinds International Value Fund [1]	5,515	0	0	5,515
Rittenhouse Growth Fund	2,800	0	0	2,800
Symphony All-Cap Core Fund	2,800	0	0	2,800
Symphony Small-Mid Cap Core Fund	2,800	0	0	2,800
Santa Barbara Growth Fund	2,800	0	0	2,800
Symphony Large-Cap Value Fund	2,800	0	0	2,800
Symphony Mid-Cap Core Fund	2,800	0	0	2,800
Symphony Optimized Alpha Fund [2]	0	0	0	0
Rittenhouse Mid-Cap Growth Fund [3]	0	0	0	0
Rittenhouse Strategic Growth Fund [3]	0	0	0	0
Symphony International Equity Fund [4]	0	0	0	0
Tradewinds Global Resources Fund [1]	2,800	0	0	2,800
	625	0	0	625

Total	$36,855	$0	$0	$36,855

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The “Total Non-Audit Fees billed to Fund” were tax fees paid by the fund to Ernst & Young, LLP
[2]	The funds commenced operations September 28, 2007
[3]	The funds commenced operations December 03, 2007
[4]	The funds commenced operations May 30, 2008

Fiscal Year Ended July 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	5	0	0	5
Tradewinds Global All-Cap Fund	493	0	0	493
Santa Barbara Growth Opportunities Fund	5	0	0	5
Tradewinds International Value Fund	3,830	0	0	3,830
Rittenhouse Growth Fund	587	0	0	587
Symphony All-Cap Core Fund	5	0	0	5
Symphony Small-Mid Cap Core Fund	5	0	0	5
Santa Barbara Growth Fund	9	0	0	9
Symphony Large-Cap Value Fund	5	0	0	5
Symphony Mid-Cap Core Fund	5	0	0	5
Symphony Optimized Alpha Fund [1]	N/A	N/A	N/A	N/A
Rittenhouse Mid-Cap Growth Fund [2]	N/A	N/A	N/A	N/A
Rittenhouse Strategic Growth Fund [2]	N/A	N/A	N/A	N/A
Symphony International Equity Fund [3]	N/A	N/A	N/A	N/A
Symphony Large-Cap Growth Fund	0	0	0	0
Tradewinds Global Resources Fund	0	0	0	0

Total	$4,947	$0	$0	$4,947

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations September 28, 2007
[2]	The funds commenced operations December 03, 2007
[3]	The funds commenced operations May 30, 2008

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 8, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 8, 2008